AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON april 18, 2023

File No. 333-[           ]

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No.

Post-Effective Amendment No.

FUNDVANTAGE TRUST
(Exact Name of Registrant as Specified in Charter)

301 Bellevue Parkway, Wilmington, DE 19809
(Address of Principal Executive Offices)

(856) 528-3500
(Registrant’s Area Code and Telephone Number)

With copies to:

Joel L. Weiss JW Fund Management LLC 1636 N Cedar Crest Blvd., Suite #161 Allentown, PA 18104	Joseph V. Del Raso, Esq. Troutman Pepper Hamilton Sanders LLP 3000 Two Logan Square Philadelphia, PA 19103

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

Title of Securities Being Registered: Investor Class, Institutional Class and Class Y Shares of beneficial interest, no par value per share, of the Polen Opportunistic High Yield Fund, a series of the Registrant. No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

It is proposed that this filing will become effective on May 18, 2023, pursuant to Rule 488 under the Securities Act of 1933.

FUNDVANTAGE TRUST

Form N-14

Cross Reference Sheet

FORM N-14 ITEM NO.

PART A		PROSPECTUS/PROXY STATEMENT CAPTION

Item 1.	Beginning of Registration Statement and Outside Front Cover Page of Prospectus	Cover Page

Item 2.	Beginning and Outside Back Cover Page of Prospectus	Cover Page

Item 3.	Fee Table, Synopsis Information and Risk Factors	Summary

Item 4.	Information About the Reorganization and Advisory Agreement	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information About the Reorganization; Voting Information; Exhibit A: Agreement and Plan of Reorganization

Item 5.	Information About the Registrant	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information About the Reorganization; Voting Information; Exhibit B: Comparison of Fundamental Investment Restrictions of the Successor Fund and the Fund; Exhibit D: Shareholder Information for the Successor Fund; Exhibit E: Additional Information About the Successor Fund

Item 6.	Information About the Fund Being Acquired	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information About the Reorganization; Additional Information about the Successor Fund and the Fund; Voting Information; Financial Statements and Experts; Other Matters; Exhibit B: Comparison of Fundamental Investment Restrictions of the Successor Fund and the Fund; Exhibit C: Financial Highlights of the Fund; Prospectus of Polen DDJ Opportunistic High Yield Fund, a series of ALPS Series Trust, dated January 27, 2023, as supplemented (1)

Item 7.	Voting Information	Notice of Special Meeting of Shareholders; Proxy Statement Cover Page; Voting Information

Item 8.	Interest of Certain Persons and Experts	Not Applicable

Item 9.	Additional Information Required for Reoffering by Persons Deemed to be Underwriters	Not Applicable

PART B		STATEMENT OF ADDITIONAL INFORMATION CAPTION

Item 10.	Cover Page	Cover Page

Item 11.	Table of Contents	Not Applicable

Item 12.	Additional Information About the Registrant	Exhibit E: Additional Information About the Successor Fund

Item 13.	Additional Information About the Fund Being Acquired	Statement of Additional Information of Polen DDJ Opportunistic High Yield Fund, a series of ALPS Series Trust, dated January 27, 2023, as supplemented (1)

Item 14.	Financial Statements	Annual Report of Polen DDJ Opportunistic High Yield Fund, a series of ALPS Series Trust, for the fiscal year ended September 30, 2022 (2)

PART C

Item 15.	Indemnification

Item 16.	Exhibits

Item 17.	Undertakings

(1)	Incorporated herein by reference to Post-Effective Amendment Nos. 111 and 112 to the Registration Statement of ALPS Series Trust on Form N-1A (File Nos. 333-183945 and 811-22747), filed on January 27, 2023, as supplemented.

(2)	Incorporated herein by reference to the Annual Report of Polen DDJ Opportunistic High Yield Fund, a series of ALPS Series Trust (File Nos. 811-22747), filed on December 9, 2022.

ALPS SERIES TRUST

POLEN DDJ OPPORTUNISTIC HIGH YIELD FUND

1290 Broadway, Suite 1000

Denver, Colorado 80203

April 18, 2023

Dear Shareholder:

As a shareholder of the Polen DDJ Opportunistic High Yield Fund (the “Fund”), a series of ALPS Series Trust (the “Trust”), you are being asked to vote on an Agreement and Plan of Reorganization to allow the Fund to transfer all of its assets to Polen Opportunistic High Yield Fund (the “Successor Fund”), a newly-created series of FundVantage Trust, in exchange for shares of the Successor Fund and the assumption by the Successor Fund of the Fund’s liabilities (the “Reorganization”). For federal income tax purposes, the Reorganization is expected to qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund’s shareholders, or the Successor Fund as a result of the Reorganization.

We intend to hold the special meeting of shareholders of the Fund (the “Special Meeting”) in person on Wednesday, July 5, 2023 at 9:00 am Mountain Time. However, we are sensitive to the public health and travel concerns our shareholders may have in light of the ongoing COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Special Meeting attendees.

The Successor Fund has been established solely for the purpose of effecting the Reorganization, and will carry on the business of the Fund and will inherit the Fund’s performance and financial records. The Successor Fund’s contractual management fee will be the same as the contractual management fee payable by the Fund and the net expense ratio of the Successor Fund is expected to be the same as the Fund’s current annual operating expenses (after the current fee waiver and expense reimbursement arrangements with respect to the Fund and which will be maintained at the same levels for the Successor Fund). If the Agreement and Plan of Reorganization is approved and consummated for the Fund, you will no longer be a shareholder of the Fund and will become a shareholder of the Successor Fund, which has the same investment objective and substantially similar investment management policies as the Fund. Upon completion of the Reorganization, current shareholders of Class II shares will receive Investor Class shares, current shareholders of Class I shares will receive Institutional Class shares and current shareholders of Institutional Class shares will receive Class Y shares of the Successor Fund, as applicable, with an aggregate net asset value equal to the aggregate net asset value of your investment in the Fund. The Successor Fund will be classified as a “diversified” fund for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), which is what the Fund is currently classified as.

After the Reorganization is completed, Polen Capital Credit, LLC (“Polen Credit” or the “Adviser”), will serve as investment adviser to the Successor Fund. Polen Credit currently serves as investment adviser to the Fund pursuant to an investment advisory agreement between Polen Credit and the Trust on behalf of the Fund (the “Agreement”). Polen Credit, as investment adviser to the Successor Fund, will provide investment advisory services pursuant to the same investment approach that it uses for the Fund and the same portfolio managers of the Fund who currently provide day-to-day management of the Fund’s portfolio as employees of Polen Credit will continue to provide such services to the Successor Fund after the completion of the Reorganization. Foreside Funds Distributors LLC (“Foreside”) will distribute the shares of the Successor Fund. The Reorganization will permit Fund shareholders to benefit from an immediate reduction of the gross expense ratio (before waivers) and a potential reduction of net expense ratio over time through improved opportunities for achieving economies of scale, while pursuing the same investment goal currently pursued as a shareholder of the Fund.

After careful review, the Trust’s Board of Trustees has unanimously approved the Reorganization and recommends that you read the enclosed materials carefully and then vote “FOR” the proposals.

Remember, your vote is extremely important, no matter how large or small your Fund holdings.

To vote, you may use any of the following methods:

●	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

●	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

●	In Person. Any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting.

Further information about the Reorganization is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions or need additional information, please call (303) 623-2577.

Sincerely,

/s/ Lucas Foss

Lucas Foss
President

TRANSFER OF THE ASSETS OF

POLEN DDJ OPPORTUNISTIC HIGH YIELD FUND

TO AND IN EXCHANGE FOR SHARES OF

POLEN OPPORTUNISTIC HIGH YIELD Fund

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision about the proposed reorganization. However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.

WHAT WILL HAPPEN TO MY POLEN DDJ OPPORTUNISTIC HIGH YIELD FUND INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?

You will become a shareholder of Polen Opportunistic High Yield Fund (the “Successor Fund”), a newly-created series of FundVantage Trust managed by Polen Capital Credit, LLC (“Polen Credit” or the “Adviser”), on or about July 24, 2023 (the “Closing Date”), and will no longer be a shareholder of Polen DDJ Opportunistic High Yield Fund (the “Fund”), a series of ALPS Series Trust (the “Trust”). You will receive corresponding shares, as described in the paragraph below, of the Successor Fund with an aggregate net asset value equal to the aggregate net asset value of your investment in the Fund as of the Closing Date. The Fund will then cease operations and will be terminated as a series of the Trust.

The Plan provides for (i) the transfer of all of the assets and all of the liabilities of the Fund to the Successor Fund in exchange for (a) Investor Class shares of the Successor Fund, which will be distributed by the Fund to its Class II shareholders, (b) Institutional Class shares of the Successor Fund, which will be distributed by the Fund to its Class I shareholders, and (c) Class Y shares of the Successor Fund, which will be distributed by the Fund to its Institutional Class shareholders; and (ii) the termination of the Fund (the “Reorganization”).

The Successor Fund has been established solely for the purpose of effecting the Reorganization of the Fund and will carry on the business and inherit the performance and financial records of the Fund. The Successor Fund will not commence investment operations until after the Reorganization is completed. Polen Credit will serve as investment adviser to the Successor Fund.

WHAT IS THE REASON FOR THE REORGANIZATION?

Polen Credit, the current investment adviser to the Fund, concluded that the Reorganization would be in the best interests of the Fund and its shareholders. As discussed in the Proxy Statement/Prospectus, Polen Credit’s conclusion was based on, among other things: a determination that the Fund is currently disadvantaged by administrative operational inefficiencies with respect to the Fund, given that Polen Credit’s other ten operational mutual funds are series of the FundVantage Trust, which uses a different administrative platform, and the reasonable belief that by effecting the Reorganization, such operational inefficiencies would be eliminated, thereby immediately decreasing the Successor Fund’s gross expense ratio and increasing the likelihood that the Successor Fund will achieve further economies over time and that such economies may ultimately reduce the Successor Fund’s net expense ratio benefiting shareholders of the Fund. Polen Credit presented to, and discussed with, the Board of Trustees of the Trust (the “Board”) its rationale, including the aforementioned factors, in recommending the Reorganization. Polen Credit also noted that shareholders of the Fund would be able to participate in exchange privileges among the other Polen funds on the FundVantage Trust following the reorganization, which will afford shareholders of additional investment options among the various funds sponsored by Polen. The transition of the Fund into FundVantage Trust will permit continuity of investment management because the current Adviser to the Fund will remain Adviser to the Successor Fund and the Fund’s current portfolio managers will remain in place after the Reorganization.

Following careful analysis and consideration of a variety of factors discussed in the Proxy Statement/Prospectus, the Board, including a majority of the Board members who are not “interested persons” (as defined by the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust or any of its series, including the Fund (the “Independent Trustees”), unanimously approved the Agreement and Plan of Reorganization (the “Plan”) providing for the Reorganization. The Board also voted to recommend that you vote “FOR” the Plan. Please refer to the sections of the Proxy Statement/Prospectus entitled “Reasons for the Reorganization” for additional information about the consideration of the Trustees in approving the Plan providing for the Reorganization, and recommending that the Plan be approved by the Fund’s shareholders.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

Yes. The Successor Fund and the Fund have the same investment objective and investment strategies. Each fund seeks to achieve overall total return consisting of a high level of current income together with long-term capital appreciation through a portfolio of high yield fixed income securities with a focus on “middle market” issuers in the United States and, to a lesser extent, Canada. To pursue its goal, each fund normally seeks to outperform the broader high yield market over a complete credit cycle (as described in more detail below) through investments in credit instruments that are rated below investment grade by some or all relevant independent rating agencies, including Moody’s Investors Service, Standard and Poor’s Rating Services and Fitch Ratings (including a significant portion of such assets in credit instruments in the lower tier of the high yield market that are rated B and below). Additionally, certain other high yield securities may be unrated by rating agencies, but determined by Polen Credit to be of similar quality as other below investment grade bonds and credit instruments and accordingly purchased for investment by each fund. The funds do not have a percentage limitation on investing in securities that are rated below investment grade. Under normal conditions, the both the Fund and Successor Fund will invest at least 80% of net assets, plus the amount of any borrowings for investment purposes, in high yield fixed income securities. The portfolio managers of the Fund who currently provide day-to-day management of the Fund’s portfolio as employees of Polen Credit will continue to provide such services to the Successor Fund as employees of Polen Credit after the completion of the Reorganization.

Given that the Successor Fund and the Fund have the same investment objective and investment strategies, the risks associated with an investment in the Successor Fund and the Fund are substantially similar. For information regarding the Successor Fund and the Fund, please refer to the enclosed Prospectus/Proxy Statement.

WHAT ARE THE INTENDED TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?

●	The Reorganization is not expected to be a taxable event for federal income tax purposes. Shareholders will not recognize any capital gain or loss as a direct result of the Reorganization;

●	A shareholder’s aggregate tax basis in Fund shares will carry over to the shareholder’s Successor Fund shares, and the holding period for such Successor Fund shares will include the holding period for the shareholder’s Fund shares provided that the shareholder held such Fund shares as capital assets; and

●	The taxable year of the Fund will not end on the date of the Reorganization merely because of the closing of the Reorganization.

As a condition to the closing of the Reorganization, the Fund and the Successor Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the reorganization will qualify as a tax-free reorganization under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”) and, thus, no gain or loss will be recognized by the Fund, the Fund’s shareholders, or the Successor Fund as a direct result of the Reorganization, and the taxable year of the Fund will not end on the date of the Reorganization merely because of the closing of the Reorganization. The opinion of counsel will be subject to certain qualifications as to the scope of the opinion, and will be based upon, and subject to, customary assumptions and the accuracy of representations received by counsel of the Trust and FundVantage Trust on behalf of the Fund and the Successor Fund, respectively. See “Federal Income Tax Consequences.”

WILL THE PROPOSED REORGANIZATION RESULT IN A HIGHER MANAGEMENT FEE OR HIGHER TOTAL FUND EXPENSES?

No. Under the terms of the advisory agreement with Polen Credit, the Fund has agreed to pay Polen Credit an investment advisory fee at the annual rate of 0.70% of the value of the Fund’s average daily net assets. Polen Credit has contractually agreed to waive certain of its fees and reimburse certain expenses so that the Fund’s total annual operating expenses do not exceed 0.79% of the Fund’s average daily net assets until January 31, 2024.

Under its agreement with Polen Credit, the Successor Fund has agreed to pay Polen Credit a management fee for the provision of investment advisory services at the annual rate of 0.70% of the value of the Successor Fund’s average daily net assets. Polen Credit has contractually agreed, until at least [August 31], 2024 to reduce its investment advisory fee and/or reimburse certain Fund expenses in order to limit total annual fund operating expenses (exclusive of taxes, fees and expenses attributable to a distribution or service plan adopted by FundVantage Trust, interest, extraordinary items, acquired fund fees and expenses, and brokerage commissions) to 0.79% of the average daily net assets of the Fund.

WILL I BE CHARGED A SALES CHARGE, REDEMPTION FEE OR CONTINGENT DEFERRED SALES CHARGE (“CDSC”) AT THE TIME OF THE REORGANIZATION?

No. No sales charge, redemption fee or CDSC will be imposed at the time of the Reorganization. All shares of the Fund charge a redemption fee of 1.00% on proceeds redeemed within 60 days following their purchase. The Successor Fund imposes the same redemption fee on its shares.

WHO WILL PAY THE EXPENSES OF THE REORGANIZATION?

Polen Credit, and not the Fund or the Successor Fund, will pay the expenses directly related to the Reorganization.

WHY DID THE TRUST’S BOARD OF TRUSTEES APPROVE THE REORGANIZATION?

The Trust’s Board of Trustees has determined that reorganizing the Fund into a newly-formed investment company offers potential benefits to shareholders of the Fund. Among other factors, these potential benefits include:

●	the Fund and the Successor Fund have the same investment adviser;

●	the current portfolio management team (or the investment team more broadly) that presently manages the portfolio of the Fund will serve in the same capacity for the Successor Fund after the Reorganization;

●	the Fund and the Successor Fund have the same investment objective;

●	the Fund and the Successor Fund have similar principal investment strategies and principal risks in all material respects;

●	the Fund and the Successor Fund have similar fundamental investment limitations in all material respects;

●	the Fund and the Successor Fund have the same contractual management fee;

●	the “Shareholder Servicing Fees” category of expenses within “Total Expenses” for the Successor Fund is anticipated to be the same as the equivalent “Shareholder Servicing Fees” category of the Fund;

●	the “Other Expenses” category of expenses within “Total Expenses” for the Successor Fund is anticipated to be lower than the equivalent “Other Expenses” category of the Fund, and as a result the Total Annual Fund Operating Expenses (before waivers) for the Successor Fund is anticipated to be lower as well;

●	the Total Annual Fund Operating Expenses (after waivers) for the Successor Fund will be the same as compared with that of the Fund during the period in which the expense waiver will be applicable;

●	the Adviser has agreed to provide a one-year contractual expense limitation that will limit the Total Annual Fund Operating Expenses of the Successor Fund to an amount no greater than the expense limitations in place for the Fund prior to the Reorganization;

●	the Reorganization could result in additional operational efficiencies and economies of scale that may benefit the shareholders of the Predecessor Fund, such as the fact that the Fund will be served by the same principal underwriter, administrator, transfer agent, custodian, and other service providers currently serving the other open-end mutual funds advised by the Adviser and Polen Capital Management, LLC (“Polen”) (the “Polen Family of Funds”);

●	the shareholders of the Fund will gain access to the additional investment options offered by the Polen Family of Funds through the exchange privileges of the Successor Fund, and those funds would have exchange privileges into the Successor Fund;

●	the Adviser will pay all expenses of the Fund and the Successor Fund in connection with the Reorganization; and

●	the Reorganization is intended to be a tax-free transaction for federal income tax purposes.

For more information regarding these potential benefits and other factors considered by the Trust’s Board of Trustees, please review “Reasons for the Reorganization” in the enclosed Prospectus/Proxy Statement. The Trust’s Board of Trustees believes the proposed Reorganization is in the best interests of the Fund and its shareholders and recommends that you vote “FOR” the Reorganization.

HOW CAN I VOTE MY SHARES?

You can vote in any one of the following ways:

●	By mail, with the enclosed proxy card and postage-paid envelope;

●	By telephone, with a toll-free call to the number listed on your proxy card; or

●	In person at the Special Meeting.

We encourage you to vote by telephone using the number that appears on your proxy card. Whichever voting method you choose, please take the time to read the Prospectus/Proxy Statement before you vote.

Please note: if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.

ALPS SERIES TRUST

POLEN DDJ OPPORTUNISTIC HIGH YIELD FUND

1290 Broadway, Suite 1000

Denver, Colorado 80203

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that a special meeting (the “Special Meeting”) of shareholders (the “Shareholders”) of the Polen DDJ Opportunistic High Yield Fund (the “Fund”), a series of ALPS Series Trust (the “Trust”), will be held at the offices of the Fund’s transfer agent, ALPS Fund Services, Inc., located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, on Wednesday, July 5, 2023, at 9:00 a.m. Mountain Time, for the following purposes:

1.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to the Polen Opportunistic High Yield Fund (the “Successor Fund”), a newly-created series of FundVantage Trust, as follows: (a) Institutional Class shares of the Successor Fund, which will be distributed by the Fund to its Class I shareholders, (b) Investor Class shares of the Successor Fund, which will be distributed by the Fund to its Class II shareholders, and (c) Class Y shares of the Successor Fund, which will be distributed by the Fund to its Institutional Class shareholders, each having an aggregate net asset value equal to the value of the Fund’s net assets and the assumption by the Successor Fund of all of the Fund’s liabilities (the “Reorganization”). Institutional Class, Investor Class and Class Y shares of the Successor Fund, respectively, received by the Fund in the Reorganization will be distributed by the Fund to its shareholders in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Trust; and

2.	To transact such other business as may properly come before the Meeting, or any adjournment(s) thereof.

We intend to hold the Special Meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have in light of the ongoing COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Special Meeting attendees. We also encourage you to consider your options to vote by telephone, or mail, as discussed below, in advance of the Special Meeting.

Shareholders of record at the close of business on April 11, 2023 (the “Record Date”) are entitled to receive notice of and to vote at the Special Meeting and any adjournment(s) thereof. In the event that the necessary quorum to transact business or the vote required to approve a proposal or proposals is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to such proposal or proposals. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of beneficial interest of the Fund present in person or by proxy at the Special Meeting or an adjournment thereof.

The persons named as proxies will vote “FOR” any such adjournment those proxies which they are entitled to vote in favor of a proposal and will vote “AGAINST” any such adjournment those proxies to be voted against a proposal.

Your vote is important to us. Thank you for taking the time to consider these proposals.

By Order of the Board of Trustees

/s/ Lucas Foss

Lucas Foss
President

WE NEED YOUR PROXY VOTE

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

THE INFORMATION IN THIS COMBINED PROXY STATEMENT AND PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS COMBINED PROXY STATEMENT AND PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES, AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Transfer of the Assets of

POLEN DDJ OPPORTUNISTIC HIGH YIELD FUND

(a series of ALPS Series Trust)

1290 Broadway

Suite 1000

Denver, Colorado 80203

(303) 623-2577

To and in Exchange for Shares of

POLEN OPPORTUNISTIC HIGH YIELD FUND

(a series of FundVantage Trust)

301 Bellevue Parkway

Wilmington, Delaware 19809

(856) 528-2500

PROSPECTUS/PROXY STATEMENT

April 18, 2023

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON WEDNESDAY, JULY 5, 2023

This Prospectus/Proxy Statement is being furnished in connection with a solicitation of proxies by the Board of Trustees (the “Board”) of ALPS Series Trust (the “Trust”), on behalf of Polen DDJ Opportunistic High Yield Fund (the “Fund”), a series of the Trust, to be used at the Special Meeting of Shareholders (the “Special Meeting”) of the Fund to be held on Wednesday, July 5, 2023, at 9:00 a.m. Mountain Time, at the offices of the Fund’s transfer agent, ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on Tuesday, April 11, 2023 (the “Record Date”) are entitled to receive notice of and to vote at the Special Meeting. The Trust intends to hold the Special Meeting in person. However, the Trust is sensitive to the public health and travel concerns our shareholders may have in light of the ongoing COVID-19 pandemic. As a result, the Trust may impose additional procedures or limitations on Special Meeting attendees. The Trust also encourages shareholders to consider options to vote by telephone, or mail, as discussed below, in advance of the Special Meeting.

It is proposed that the Fund transfer all of its assets to the Polen Opportunistic High Yield Fund (the “Successor Fund”), a newly-created series of FundVantage Trust, and the Successor Fund assume all of the Fund’s liabilities in the following manner: (a) Institutional Class shares of the Successor Fund will be distributed by the Fund to its Class I shareholders, (b) Investor Class shares of the Successor Fund will be distributed by the Fund to its Class II shareholders, and (c) Class Y shares of the Successor Fund will be distributed by the Fund to its Institutional Class shareholders, all as more fully described in this Prospectus/Proxy Statement (the “Reorganization”). Upon consummation of the Reorganization, the Successor Fund shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of the Successor Fund’s shares (or fractions thereof) for Fund shares held prior to the Reorganization. It is contemplated that each shareholder will receive for his or her Fund shares a number of Institutional Class, Investor Class or Class Y shares (or fractions thereof) of the Successor Fund, as applicable, with an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Class I, Class II or Institutional Class Fund shares, respectively, as of the date of the Reorganization.

This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Successor Fund that Fund shareholders should know before voting on the proposal or investing in the Successor Fund.

The Commission has not approved or disapproved the Successor Fund’s shares or passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The Fund and the Successor Fund are open-end management investment companies. The Successor Fund has been established solely for the purpose of effecting the Reorganization of the Fund, and will not commence investment operations until after the Reorganization is completed. The Successor Fund has the same investment objective and investment strategies as the Fund. Polen Credit will be engaged as the Successor Fund’s investment adviser. The portfolio managers of the Fund who currently provides day-to-day management of the Fund’s portfolio as employees of Polen Credit will continue to provide such services to the Successor Fund as employees of Polen Credit after the completion of the Reorganization. If the Reorganization is approved by shareholders of the Fund, the Successor Fund will carry on the business of the Fund and will inherit the Fund’s performance and financial records following consummation of the Reorganization. Foreside Funds Distributors LLC (“Foreside”) will distribute the Successor Fund’s shares. The Successor Fund is a series of FundVantage Trust. A comparison of the Fund and the Successor Fund is set forth in this Prospectus/Proxy Statement.

For a free copy of the Fund’s most recent Prospectus, Annual Report or Semi-Annual Report, please call your financial adviser, call the Fund toll free (844) 363-4898, visit https://polencapital.com/strategies/opportunistic-high-yield-fund or write to the Fund c/o ALPS Series Trust, 1290 Broadway, Suite 1000, Denver, Colorado 80203.

Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Shareholders of the Fund will vote together on the proposal. Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. Unmarked but properly signed and dated proxy cards will be voted “FOR” the Reorganization except as to broker non-votes as described under the heading “Voting Information.” If the enclosed proxy card is executed and returned, or if you have voted by telephone, your vote nevertheless may be revoked after it is received by giving another proxy by mail, by calling the toll-free telephone number. To be effective, such revocation must be received before the Special Meeting. Also, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. As of the Record Date, there were 39,863,752.03 Fund shares issued and outstanding.

Proxy materials will be mailed to shareholders of record on or about May 24, 2023. To reduce expenses, only one copy of the proxy materials will be mailed to those addresses shared by two or more accounts. If you wish to revoke this arrangement and receive individual copies, you may do so at any time by writing to the address or calling the phone number set forth above. The Fund will begin sending you individual copies promptly after receiving your request.

i

PRoposal 1: APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING
FOR THE TRANSFER OF ALL OF THE ASSETS OF THE FUND TO THE SUCCESSOR FUND

SUMMARY

This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Successor Fund’s Prospectus, the Fund’s Prospectus and the Agreement and Plan of Reorganization (the “Plan”) attached to this Prospectus/Proxy Statement as Exhibit A.

Transaction. The Trust’s Board of Trustees, all of whose members are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund or the Successor Fund, at the recommendation of Polen Credit, unanimously approved the Plan for the Fund. Polen Credit’s reasons for proposing the Plan were as follows:

●	The Fund and the Successor Fund have the same investment objective and similar principal investment strategies and risks;

●	The current investment adviser to the Fund will become the investment adviser to the Successor Fund and the current portfolio managers will remain in place for the Successor Fund after the Reorganization;

●	The advisory fee rate charged to the Fund is the same as the advisory fee rate charged to the Successor Fund;

●	The Adviser will provide a one-year contractual expense limitation that will limit the total annual fund operating expenses of the Successor Fund to an amount no greater than the expense limitations in place for the Fund prior to the Reorganization;

●	The Adviser will pay all expenses of the Fund and the Successor Fund in connection with the Reorganization;

●	Shareholders of the Fund will gain access to the additional investment options offered by the Polen Credit Family of Funds through the exchange privileges of the Successor Fund; and

●	The Reorganization is intended to be a tax-free transaction for federal income tax purposes.

The Plan provides that, subject to the requisite approval of the Fund’s shareholders, on the date of the Reorganization the Fund will assign, transfer and convey to the Successor Fund all of the assets of the Fund, including all securities and cash, in exchange solely for shares of the Successor Fund having an aggregate net asset value equal to the value of the Fund’s net assets, and the Successor Fund will assume all of the Fund’s liabilities, as described in the Plan. The Fund will distribute all Successor Fund shares received by it among its shareholders so that each shareholder of the Fund will receive a pro rata distribution of the Successor Fund’s shares (or fractions thereof) having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Fund shares as of the date of the Reorganization. Thereafter, the Fund will cease operations and will be dissolved under Delaware law. Institutional Class, Investor Class and Class Y shares of the Successor Fund are new and have been authorized by the Successor Company’s Board to be issued to Fund shareholders in connection with the Reorganization.

As a result of the Reorganization, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Successor Fund as of the close of business on the date of the Reorganization. No sales charge, redemption fee or contingent deferred sales charge (“CDSC”) will be imposed at the time of the Reorganization. No shares of the Fund and no shares of the Successor Fund are subject to any sales charges (including CDSCs). All shares of each of the Fund and the Successor Fund charge a redemption fee of 1.00% on the amount redeemed, if applicable, on shares held less than sixty (60) days.

The Trust’s Board of Trustees has unanimously concluded that the Reorganization is in the best interests of the Fund, and that the interests of the Fund’s existing shareholders will not be diluted as a result of the Reorganization. See “Reasons for the Reorganization.”

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Federal Income Tax Consequences. The Reorganization is not expected to be a taxable event for federal income tax purposes. As a condition to the closing of the Reorganization, the Fund and the Successor Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization under Section 368(a)(1)(F) of the Code and, thus, no gain or loss will be recognized by the Fund, the Fund’s shareholders, or the Successor Fund as a direct result of the Reorganization, and the taxable year of the Fund will not end on the date of the Reorganization merely because of the closing of the Reorganization. The opinion of counsel will be subject to certain qualifications as to the scope of the opinion, and will be based upon, and subject to, customary assumptions and the accuracy of representations received by counsel of the Trust and FundVantage Trust on behalf of the Fund and the Successor Fund, respectively. See “Federal Income Tax Consequences.”

Comparison of the Successor Fund and the Fund. The following discussion is primarily a summary of certain parts of the Fund’s Prospectus and Successor Fund’s Prospectus. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in the Fund’s Prospectus and Statement of Additional Information, which are incorporated by reference to this Prospectus/Proxy Statement, and in “Shareholder Information About the Successor Fund” and “Additional Information About the Successor Fund,” which are attached to this Prospectus/Proxy Statement as Exhibits D and E, respectively.

Goal and Approach. The Successor Fund and the Fund have the same investment objective and substantially similar investment management policies. The Successor Fund and the Fund each seek to achieve overall total return consisting of a high level of current income together with long-term capital appreciation through a portfolio of high yield fixed income securities with a focus on “middle market” issuers in the United States and, to a lesser extent, Canada. The investment objectives of each of the Fund and the Successor Fund are non-fundamental and may be changed without approval by the vote of a “majority of the outstanding voting securities” (as that term is defined in the 1940 Act) of the Fund or Successor Fund, respectively, and each of the Fund and the Successor Fund will notify shareholders in writing at least sixty (60) days before making any such change.

Investment Objectives and Strategies.

Investment Objective of the Successor Fund

The Successor Fund and the Fund have an identical investment objective, which is presented in the discussion below.

Investment Objective of the Fund

The Fund seeks to achieve overall total return consisting of a high level of current income together with long-term capital appreciation through a portfolio of high yield fixed income securities with a focus on “middle market” issuers in the United States and, to a lesser extent, Canada.

Investment Strategies of the Successor Fund

The Successor Fund and the Fund have substantially identical investment strategies, which are presented in the discussion below.

Investment Strategies of the Fund and Successor Fund

The Fund’s investment objective is pursued by seeking to outperform the broader high yield market over a complete credit cycle. The “credit cycle” is a cyclical event that generally occurs over a several year timeframe as access to credit increases or decreases for borrowers.

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The Fund seeks to achieve its objective mainly by investing in high yield fixed income securities with a focus on “middle market” issuers in the United States and, to a much lesser extent, Canada. The Adviser considers middle market companies to be those with normalized earnings before interest, tax and depreciation (“EBITDA”) in the range of $75-250 million. The Adviser believes that the flexibility to invest, sell, and reinvest throughout the capital structure of an issuer (and in particular, in both more senior bank loans and more junior high yield bonds) will enable the Adviser to tailor its investment approach to the specific credit-related circumstances of that issuer as they may change from time to time and thereby select the most attractive opportunities for the Fund.

The Fund intends to invest its assets primarily in credit instruments that are rated below investment grade by some or all relevant independent rating agencies, including Moody’s Investors Service, Standard and Poor’s Rating Services and Fitch Ratings (including a significant portion of such assets in credit instruments in the lower tier of the high yield market that are rated B and below). Additionally, certain other high yield securities may be unrated by rating agencies, but determined by the Adviser to be of similar quality as other below investment grade bonds and credit instruments and accordingly purchased for investment by the Fund. The Fund does not have a percentage limitation on investing in securities that are rated below investment grade.

High yield fixed income securities include high yield corporate bonds (commonly known as “junk bonds”), senior loans, convertible bonds, preferred stock, and other types of debt instruments (including, without limitation, unregistered (Rule 144A) securities, floating and variable rate securities and other restricted fixed income securities to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”)). In addition, the Fund may also purchase equity securities or otherwise hold positions in equity or other assets that the Fund receives as part of a reorganization process of a high yield issuer, and may hold those assets until such time as the Adviser believes that a disposition is most advantageous. From time to time, the Fund may make investments in distressed or defaulted securities or in issuers that are in bankruptcy. The Fund does not have any maturity or duration requirements. However, the Fund typically targets securities that, on average, have a shorter maturity and duration than the maturity and duration of broad-based high yield market indices.

In making these investments, the Adviser seeks to purchase instruments that the Adviser believes are undervalued and offer a compelling risk/reward ratio. Specifically, the Adviser’s investment process attempts to exploit inefficiencies in the high yield credit markets by adhering to a disciplined, bottom-up, fundamentally-oriented investment process with an emphasis on downside protection. This process applies value investing principles through exhaustive research coupled with financial, structural and legal analysis, including a review of bankruptcy law considerations where applicable. The foundation of this investment process is to derive an accurate, real-time valuation of a target company, and only invest in securities of that company’s capital structure that offer a significant margin of safety coupled with strong total return potential. By utilizing such a fundamental, bottom-up approach to investing, the Adviser seeks to add value first and foremost through security selection.

Under normal conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, high yield fixed income securities. The Adviser intends to manage a relatively concentrated portfolio typically comprising between 50-90 issuers and 60-120 issues.

The Adviser’s opportunistic high yield investment philosophy is based upon its belief that the lower-rated segments of the high yield market (rated B and below) are the most inefficient areas of the market and provide ample investment opportunities.

The Adviser believes that inefficiencies arise in this market segment (and in particular with respect to issuers within the middle market) for several reasons, including:

●	Many traditional managers of large-cap high yield portfolios do not have an in-depth understanding of this market and/or do not participate in it. These traditional high yield managers oftentimes manage outsized, inflexible funds with large minimum investment size criteria. Therefore, they may not find it cost-effective to dedicate resources to the middle market segment, which the Adviser believes to be less frequently traded and offers smaller investment sizes. This segment accordingly is not as widely covered by high yield research analysts, and fewer brokers make a market trading in its securities. Because of the more limited following in the middle market, investment managers, such as the Adviser, that dedicate the resources and perform a heightened level of due diligence, are able to identify attractive investment opportunities.

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●	Traditional high yield managers generally may operate under more rigid investment guidelines than the Fund, which give rise to market inefficiencies. For example, certain mutual funds and structured products (e.g., CLOs) that invest in the leveraged credit market may have restrictions on the amount of CCC-rated investments that can be held in their portfolios. In addition, other institutional portfolios also have similar restrictions on the amount of CCC-rated investments that may be held. Consequently, managers of such portfolios may be encouraged if not required to divest debt securities that are downgraded below a single-B rating, potentially at a depressed trading price, without regard to the merits of the investment, or whether the manager agrees with the rating agency’s new characterization of risk.

The Adviser seeks to identify and exploit inefficiencies such as these by adhering to a disciplined, fundamental-oriented investment process based upon company-specific research, and applying value investing principles to the credit markets through extensive financial and legal analysis. The Adviser’s investment process involves observing a company as a whole and deriving a real-time total enterprise value, and then only targeting those investments in that company’s capital structure that the Adviser believes offer a significant margin of safety coupled with strong return potential.

As part of its due diligence process, the Adviser will attempt to create a comprehensive analytical overview of a target company focused on its current and future business prospects. In addition, the Adviser may evaluate the company’s senior management, industry fundamentals, market share, pricing power, operating characteristics and historical and projected financial performance to identify the risk and rewards of an investment.

In particular, the Adviser’s fundamental analysis of each investment opportunity focuses on the following three critical components:

1.	Cash Flow / Liquidity – The ability of a company to service its fixed obligations including interest, capital expenditures, and working capital needs. Additionally, generation of free cash flow is examined to assess a company’s ability to repay debt or reinvest capital.

2.	Asset Coverage – An analysis of a company’s overall asset coverage relative to its liabilities, which is vitally important in assessing downside protection in the event that liquidity or cash flow of the issuer deteriorates.

3.	Legal Protection – Assessment of the rights and remedies contractually set forth in relevant legal documents, including loan agreements, inter-creditor agreements, and bond indentures, with a focus on the “waterfall of value” and worst-case scenarios.

Once a potential investment opportunity is identified, the analyst prepares a “first pass” analysis using financial information obtained from both public (e.g., from EDGAR) and private sources (e.g., proprietary data sites), outlining the company’s business model and financial condition. The objective of the first pass is to develop a preliminary investment thesis. If an investment thesis is identified and a senior investment professional agrees with the analyst’s recommendation, a more in-depth “second pass” analysis is undertaken in order to create a comprehensive financial assessment of the investment opportunity. Investment recommendations that survive the “second pass” stage of the Adviser’s investment process are generally subject to follow-up due diligence in order to reconfirm the Adviser’s investment thesis. Once follow-up due diligence is complete, a final decision on whether to proceed with the investment is made by the co-portfolio managers.

In addition, the Fund may also hold positions in equity or other assets (including convertible bonds) that the Fund receives as part of a unit of, or in connection with, a high yield security or otherwise as a result of reorganization, corporate action, or conversion. The Fund may hold those assets until such time as the Adviser believes that a disposition is most advantageous. The Fund may also make investments in equity securities, including common stocks. However, such assets, along with convertible bonds and preferred stock, will not be considered “high yield fixed income securities” for purposes of the Fund’s requirement to invest at least 80% of the value of its net assets in high yield fixed income securities, as described below.

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In making these investments, the Adviser seeks to purchase instruments that the Adviser believes are undervalued and offer a compelling risk/reward ratio. Specifically, the Adviser’s investment process attempts to exploit inefficiencies in the high yield credit markets by adhering to a disciplined, bottom-up, fundamentally-oriented investment process with an emphasis on downside protection. This process applies value investing principles through exhaustive research coupled with financial, structural and legal analysis, including a review of bankruptcy law considerations where applicable. The foundation of this investment process is to derive an accurate, real-time valuation of a target company, and only invest in securities of that company’s capital structure that offer a significant margin of safety coupled with strong total return potential. By utilizing such a fundamental, bottom-up approach to investing, the Adviser seeks to add value first and foremost through security selection.

The Fund may also invest some or all of its assets in cash and/or cash equivalent securities when the Adviser believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective. Cash equivalent securities include, but are not limited to, obligations of the U.S. Government, money market fund shares, commercial paper, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment grade rating by a national rating agency. When the Fund’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested, and as a result the Fund may not achieve its investment objective.

Diversification. Each of the Fund and the Successor Fund is a “diversified” fund for purposes of the 1940 Act, which means that each fund will not, with respect to 75% of its total assets, invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities).

Investment Restrictions. The Successor Fund and the Fund have similar fundamental investment restrictions. Please see Exhibit B of this Prospectus/Proxy Statement for a comparison of the fundamental investment restrictions of the Successor Fund and the Fund. The Fund’s investment restrictions, as well as the Fund’s interpretations of those restrictions, are further summarized under the section entitled “Investment Limitations” in the Fund’s Statement of Additional Information, which is incorporated by reference into this Prospectus/Proxy Statement. The Successor Fund’s fundamental investment restrictions, as well as the Successor Fund’s interpretations of those restrictions, are further described in Exhibit E of this Prospectus/Proxy Statement.

Investment Risks. Given that the Successor Fund and the Fund have the same investment objective and investment management policies, the risks associated with an investment in the Successor Fund and the Fund are substantially similar in all material respects, although in certain instances they are not described using the same language. A comparison of the principal investment risks of the Successor Fund to the corresponding principal investment risks of the Fund is shown below.

Principal Risks of Investing in the Successor Fund	Principal Risks of Investing in the Fund

High Yield Securities Risk. High yield securities (also known as junk bonds) are generally considered riskier than investment grade, fixed income securities. The total return and yield of high yield securities can be expected to fluctuate more than the total return and yield of higher quality securities. High yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Successful investment in high yield securities involves greater investment risk and is highly dependent on the Adviser’s credit analysis and market analysis.

Below-Investment Grade Risk. The Fund will invest in high yield securities rated below BBB by S&P or Baa by Moody’s. High yield securities generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk and are described as speculative by both S&P and Moody’s. Securities rated below investment grade are commonly referred to as “junk bonds.” The ability of issuers of high yield securities to make timely payments of interest and principal may be adversely impacted by adverse changes in general economic conditions, changes in the financial condition of the issuers and price fluctuations in response to changes in interest rates. High yield securities are less liquid than investment grade securities and may be difficult to price or sell, particularly in times of negative sentiment toward high yield securities.

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Principal Risks of Investing in the Successor Fund	Principal Risks of Investing in the Fund

Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as the payment of interest or principal on a debt security).

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. In addition, the credit quality of fixed income securities held by the Fund may be lowered if an issuer’s financial condition changes. High yield or junk bonds as well as other debt securities issued by below investment grade issuers are typically more susceptible to these risks than debt of higher quality issuers. Furthermore, a significant amount of the Fund’s net asset value is expected to be invested in the lower-rated segment of the high yield market (rated B and below), which investments generally involve greater credit risk than high yield securities that are rated BB and above.

Same.

Debt Securities Risk. Debt securities in which the Fund invests are subject to several types of investment risk, including market or interest rate risk (i.e., the risk that their value will be inversely affected by fluctuations in the prevailing interest rates), credit risk (i.e., the risk that the issuer may be unable to make timely interest payments and repay the principal upon maturity), call or income risk, (i.e., the risk that certain debt securities with high interest rates will be prepaid or “called” by the issuer before they mature), and event risk (i.e., the risk that certain debt securities may suffer a substantial decline in credit quality and market value if the issuer restructures). Fixed income markets have recently experienced a period of relatively high volatility. If the Federal Reserve continues to increase interest rates, fixed income markets (and the high yield market in particular) could experience continuing high volatility, which could negatively impact the Fund’s performance.

Same.

Bank Loan Risk. The Fund’s investment in secured and unsecured assignments of (or participations in) bank loans may create substantial risk. In making investments in bank loans, which are made by banks or other financial intermediaries to borrowers, the Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest. In addition, the settlement of bank loans occurs on an extended (multi-week) basis, which may prevent the Fund from obtaining liquidity of certain assets within a desired timeframe. In addition, there is the potential that bank loans and other similar instruments may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

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Principal Risks of Investing in the Successor Fund	Principal Risks of Investing in the Fund
Same.

Cash Positions. The Fund may not always stay fully invested. For example, when the Adviser believes that market conditions are unfavorable for profitable investing, or when it is otherwise unable to locate attractive investment opportunities, the Fund’s cash or similar investments may increase. In other words, cash or similar investments generally are a residual – they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund’s investments in cash or similar investments increase, it may not participate in market advances to the same extent that it would if the Fund remained more fully invested, and the Fund’s ability to achieve its investment objective may be affected.

Same.

Convertible Bond Risk. Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are therefore subject to both debt security risks and equity risk. Convertible bonds are subject to equity risk especially when their conversion value is greater than the interest and principal value of the bond. The prices of equity securities may rise or fall because of economic or political changes and may decline over short or extended periods of time.

Same.

Equity Securities Risk. The Fund may invest in equity securities, including equities of stressed issuers or companies emerging from a financial restructuring or corporate reorganization. Equity securities represent ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equity securities. The value of equity securities purchased or otherwise acquired by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, supply-chain disruptions or an increase in production costs and competitive conditions within an industry.

In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, natural disasters, the spread of infectious illness or other public health issues, or generally adverse investor sentiment.

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Principal Risks of Investing in the Successor Fund	Principal Risks of Investing in the Fund

Interest Rate Risk. The risk of market losses attributable to changes in interest rates. With fixed rate securities, a rise in interest rates typically causes a fall in values. The yield earned by the Fund will vary with changes in interest rates. The longer the average maturity of the Fund’s investment portfolio, the greater the fluctuation in value.

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities with shorter durations. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

Liquidity Risk. Low or lack of trading volume in the high yield market may make it difficult to sell securities held by the Fund at quoted market prices. In addition, with respect to certain fixed income investments (bank loans in particular), settlement occurs on an extended basis, further decreasing their liquidity profile.

Management Risk. As with any managed fund, the Adviser may not be successful in selecting the best performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds. The Adviser may also miss out on an investment opportunity because the assets necessary to take advantage of the opportunity are tied up in less advantageous investments. The Adviser may also miss out on an investment opportunity because the assets necessary to take advantage of the opportunity are tied up in less advantageous investments.

Management and Strategy Risk. The Fund is an actively managed portfolio. Investment strategies employed by the Adviser on behalf of the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments. In addition, the Fund’s tactical asset allocation strategy may be unsuccessful and may cause the Fund to incur losses.

Market Risk. The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Markets may additionally be impacted by negative external and/or direct and indirect economic factors such as pandemics, natural disasters, global trade policies and political unrest or uncertainties. The adverse impact of any one or more of these events on market value of fund investments could be significant and cause losses.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as the impact of inflation on the economy, supply chain disruptions, real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, natural disasters, war, the spread of infectious illness or other public issues, or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

The Successor Fund does not characterize this as a principal risk; however, the Successor Fund reserves the right to hold short-term instruments during periods of high market volatility as determined by Polen Credit.

Money Market Instruments/Securities. In seeking to provide downside protection, during periods of high market volatility, the Fund may hold money market instruments, including commercial paper, banker’s acceptances, certificates of deposit and other short-term debt securities.

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Principal Risks of Investing in the Successor Fund	Principal Risks of Investing in the Fund

Preferred Stock Risk. Preferred stock is a class of a capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer. The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer’s ability to make payments on the preferred stock.

Preferred Stock Risk. Preferred stocks may be more volatile than fixed income securities and may be more correlated with the issuer’s underlying common stock than fixed income securities.

Prepayment Risk. The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

Prepayment and Extension Risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the Fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the Fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the Fund’s share price and yield and could hurt Fund performance. Prepayments could also create capital gains tax liability in some instances.
Same.	Rule 144A Securities Risk. The market for certain Rule 144A securities can be less active than the market for publicly-traded securities. Certain Rule 144A securities carry a heightened risk that the liquidity of these securities may become impaired, making it more difficult for the Fund to sell these bonds at reasonable prices.

Sales Charges. All share classes of each of the Fund and the Successor Fund are not subject to any sales charges (including CDSCs).

Redemption Fees. All shares of each of the Fund and the Successor Fund charge a redemption fee of 1.00% on the amount redeemed, if applicable, on shares held less than sixty (60) days. No redemption fee will be imposed at the time of the Reorganization.

Fees and Expenses. Under its agreement with Polen Credit, the Successor Fund has agreed to pay Polen Credit a management fee at the annual rate of 0.70% of the value of the Successor Fund’s average daily net assets. Polen Credit has contractually agreed, until [August 31], 2024 to reduce its investment advisory fee and/or reimburse certain Fund expenses in order to limit total annual fund operating expenses (exclusive of taxes, fees and expenses attributable to a distribution or service plan adopted by FundVantage Trust, interest, extraordinary items, acquired fund fees and expenses, and brokerage commissions) to 0.79% of the average daily net assets of the Fund, subject to later reimbursement in certain circumstances (the “Expense Limitation Agreement”).

Under its agreement with Polen Credit, the Fund is obligated to pay Polen Credit an investment advisory fee at the annual rate of 0.70% of the value of the Fund’s average daily net assets. Polen Credit has contractually agreed to waive its fees and reimburse expenses so that the annual fund operating expenses for the Fund do not exceed 0.79% of the Fund’s average daily net assets until January 31, 2024. Such limit does not apply to distribution and service fees pursuant to Rule 12b-1 Plans, shareholder servicing fees, acquired fund fees and expenses, brokerage expenses, interest expenses, taxes or extraordinary expenses not incurred in the ordinary course of business. The expense limitation agreement may only be terminated by the Board of Trustees of the Trust.

For the fiscal year ended September 30, 2022, the Fund paid Polen Credit a fee equal to 0.70% of its average daily net assets (effective rate of 0.50% after fee waivers and expense reimbursements).

The Successor Fund will have the same contractual management fee and the same or lower total annual expense ratio (after the current fee waiver and expense reimbursement arrangements with respect to the Fund and Successor Fund) as the Fund.

The fees and expenses set forth below for the Fund are as of the Fund’s fiscal year ended September 30, 2022, and the expenses set forth below for the Successor Fund are based on estimated amounts for the current fiscal year. The “Pro Forma After Reorganization” operating expenses information is based on the fees and expenses of each fund, as of the fiscal period end noted above, as adjusted showing the effect of the consummation of the Reorganization. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices.

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	Fund		Successor Fund
	Polen DDJ Opportunistic High Yield Fund Class I Shares		Pro Forma After Reorganization Polen Opportunistic High Yield Fund Institutional Class Shares
Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	None		None

Maximum Deferred Sales Charge (Load) (as a percentage of lower of purchase or sale price)	None		None

Redemption Fee (as a % of amount redeemed, if applicable, on shares held less than sixty (60) days)	1.00%		1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.70%		0.70%
Distribution and Service (12b-1) Fees	None		None
Other Expenses
Shareholder Servicing Fees	0.10%		0.10	%(1)
Other Expenses	0.20%		0.11%
Total Other Expenses	0.30%		0.21	%(2)
Total Annual Fund Operating Expenses	1.00%		0.91%
Less Fee Waiver and/or Expense Reimbursement	(0.11	)%(3)	(0.02	)%(4)
Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursement	0.89	%(3)	0.89	%(4)

[1]	The “Shareholder Servicing Fees” subcaption is used here for comparative purposes only. Unlike the Fund, the Successor Fund has not adopted a non-Rule 12b-1 shareholder services plan. Accordingly, such fee, if any, will be included within “Other Expenses” in the Successor Fund’s fee table and not separately broken out.
[2]	“Other expenses” are based on estimated amounts for the current fiscal year.
[3]	Polen Capital Credit, LLC (the “Adviser”) has contractually agreed to waive its fees and reimburse expenses so that the annual fund operating expenses for the Fund do not exceed 0.79% of the Fund’s average daily net assets until January 31, 2024. This limit does not apply to distribution and service fees pursuant to Rule 12b-1 Plans, shareholder servicing fees, acquired fund fees and expenses, brokerage expenses, interest expenses, taxes or extraordinary expenses not incurred in the ordinary course of business. The expense limitation agreement may only be terminated by the Board of Trustees of the Trust (the “Board”). Each waiver and/or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three years following the date such waiver and/or reimbursement was made, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped.
[4]	The Adviser has contractually agreed, until [August 31], 2024, to reduce its investment advisory fee and/or reimburse certain Fund expenses in order to limit total annual fund operating expenses (exclusive of taxes, fees and expenses attributable to a distribution or service plan adopted by FundVantage Trust, interest, extraordinary items, acquired fund fees and expenses, and brokerage commissions) to 0.79% of the average daily net assets of the Fund, subject to later reimbursement in certain circumstances (the “Expense Limitation Agreement”).

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	Fund		Successor Fund
	Polen DDJ Opportunistic High Yield Fund Class II Shares		Pro Forma After Reorganization Polen Opportunistic High Yield Fund Investor Class Shares
Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	None		None

Maximum Deferred Sales Charge (Load) (as a percentage of lower of purchase or sale price)	None		None

Redemption Fee (as a % of amount redeemed, if applicable, on shares held less than sixty (60) days)	1.00%		1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.70%		0.70%
Distribution and Service (12b-1) Fees	0.25%		0.25%
Other Expenses
Shareholder Servicing Fees	0.10%		0.10	%(1)
Other Expenses	0.19%		0.11%
Total Other Expenses	0.29%		0.21	%(2)
Total Annual Fund Operating Expenses	1.24%		1.16%
Less Fee Waiver and/or Expense Reimbursement	(0.10	)%(3)	(0.02	)%(4)
Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursement	1.14	%(3)	1.14	%(4)

[1]	The “Shareholder Servicing Fees” subcaption is used here for comparative purposes only. Unlike the Fund, the Successor Fund has not adopted a non-Rule 12b-1 shareholder services plan. Accordingly, such fee, if any, will be included within “Other Expenses” in the Successor Fund’s fee table and not separately broken out.
[2]	“Other expenses” are based on estimated amounts for the current fiscal year.
[3]	Polen Capital Credit, LLC (the “Adviser”) has contractually agreed to waive its fees and reimburse expenses so that the annual fund operating expenses for the Fund do not exceed 0.79% of the Fund’s average daily net assets until January 31, 2024. This limit does not apply to distribution and service fees pursuant to Rule 12b-1 Plans, shareholder servicing fees, acquired fund fees and expenses, brokerage expenses, interest expenses, taxes or extraordinary expenses not incurred in the ordinary course of business. The expense limitation agreement may only be terminated by the Board of Trustees of the Trust (the “Board”). Each waiver and/or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three years following the date such waiver and/or reimbursement was made, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped.
[4]	The Adviser has contractually agreed, until [August 31], 2024, to reduce its investment advisory fee and/or reimburse certain Fund expenses in order to limit total annual fund operating expenses (exclusive of taxes, fees and expenses attributable to a distribution or service plan adopted by FundVantage Trust, interest, extraordinary items, acquired fund fees and expenses, and brokerage commissions) to 0.79% of the average daily net assets of the Fund, subject to later reimbursement in certain circumstances (the “Expense Limitation Agreement”).

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	Fund		Successor Fund
	Polen DDJ Opportunistic High Yield Fund Institutional Class Shares		Pro Forma After Reorganization Polen Opportunistic High Yield Fund Class Y Shares
Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	None		None

Maximum Deferred Sales Charge (Load) (as a percentage of lower of purchase or sale price)	None		None

Redemption Fee (as a % of amount redeemed, if applicable, on shares held less than sixty (60) days)	1.00%		1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.70%		0.70%
Distribution and Service (12b-1) Fees	None		None
Other Expenses
Shareholder Servicing Fees	None		None	(1)
Other Expenses	0.19%		0.11%
Total Other Expenses	0.19%		0.11	%(2)
Total Annual Fund Operating Expenses	0.89%		0.81%
Less Fee Waiver and/or Expense Reimbursement	(0.10	)%(3)	(0.02	)%(4)
Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursement	0.79	%(3)	0.79	%(4)

[1]	The “Shareholder Servicing Fees” subcaption is used here for comparative purposes only. Unlike the Fund, the Successor Fund has not adopted a non-Rule 12b-1 shareholder services plan. Accordingly, such fee, if any, will be included within “Other Expenses” in the Successor Fund’s fee table and not separately broken out.
[2]	“Other expenses” are based on estimated amounts for the current fiscal year.
[3]	Polen Capital Credit, LLC (the “Adviser”) has contractually agreed to waive its fees and reimburse expenses so that the annual fund operating expenses for the Fund do not exceed 0.79% of the Fund’s average daily net assets until January 31, 2024. This limit does not apply to distribution and service fees pursuant to Rule 12b-1 Plans, shareholder servicing fees, acquired fund fees and expenses, brokerage expenses, interest expenses, taxes or extraordinary expenses not incurred in the ordinary course of business. The expense limitation agreement may only be terminated by the Board of Trustees of the Trust (the “Board”). Each waiver and/or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three years following the date such waiver and/or reimbursement was made, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped.
[4]	The Adviser has contractually agreed, until [August 31], 2024, to reduce its investment advisory fee and/or reimburse certain Fund expenses in order to limit total annual fund operating expenses (exclusive of taxes, fees and expenses attributable to a distribution or service plan adopted by FundVantage Trust, interest, extraordinary items, acquired fund fees and expenses, and brokerage commissions) to 0.79% of the average daily net assets of the Fund, subject to later reimbursement in certain circumstances (the “Expense Limitation Agreement”).

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Example

The Example below is intended to help you compare the cost of investing in the Fund and the Successor Fund. The Example assumes that you invest $10,000 in the respective fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the respective fund’s operating expenses remain the same. The one-year example and the first year of the three-, five- and ten-years examples for the Successor Fund are based on net operating expenses, which reflect the Expense Limitation Agreement by Polen Credit. For the Fund, the Example is based on the net operating expenses as of its most recent fiscal period ended September 30, 2022 and reflects Polen Credit’s agreement to waive fees and/or reimburse Fund expenses. The “Pro Forma After Reorganization” Example shows the effect of the consummation of the Reorganization of the Fund and the Successor Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Fund	Successor Fund
	Polen DDJ Opportunistic High Yield Fund Institutional Class Shares	Pro Forma After Reorganization Polen Opportunistic High Yield Fund Class Y Shares
1 Year	$81	$81
3 Years	$274	$257
5 Years	$483	$448
10 Years	$1,086	$1,000

	Fund	Successor Fund
	Polen DDJ Opportunistic High Yield Fund Class I Shares	Pro Forma After Reorganization Polen Opportunistic High Yield Fund Institutional Class Shares
1 Year	$91	$91
3 Years	$307	$288
5 Years	$542	$502
10 Years	$1,214	$1,118

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	Fund	Successor Fund
	Polen DDJ Opportunistic High Yield Fund Class II Shares	Pro Forma After Reorganization Polen Opportunistic High Yield Fund Investor Class Shares
1 Year	$116	$116
3 Years	$383	$366
5 Years	$671	$636
10 Years	$1,490	$1,407

Each fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the fiscal period ended September 30, 2022, the Fund’s portfolio turnover rate was 36% (not annualized) of the average value of the Fund’s portfolio.

Past Performance. Performance information for the Successor Fund is not presented because it has not yet commenced operations. As accounting successor to the Fund, the Successor Fund will assume the Fund’s historical performance after the Reorganization. The bar chart and table below illustrate the risks of investing in the Fund. The bar chart for the Fund shows the changes in the performance of the Fund’s Institutional Class shares from year to year since its inception. The table for the Fund compares the average annual total returns of the Fund’s Class I shares, Class II shares and Institutional Class shares to those of a broad measure of market performance. Sales charges, if any, are not reflected in the bar charts, and if those charges were included, returns would have been less than those shown. Past performance (before and after taxes) is not necessarily an indication of how the Fund or the Successor Fund will perform in the future. Updated performance information is available at https://polencapital.com/strategies/opportunistic-high-yield-fund or by calling toll-free (844) 363-4898.

Annual Total Returns

(For calendar years ended 12/31 – Institutional Class Shares)

During the periods shown, the highest quarterly return was 9.83% (quarter ended June 30, 2020) and the lowest quarterly return was -15.97% (quarter ended March 31, 2020).

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Average Annual Total Returns for the Period Ended December 31, 2022

The table below shows how average annual total returns of the Fund’s Institutional Class shares compared to those of the Fund’s benchmark. The table also presents the impact of taxes on the Fund’s Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-qualified arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns for the Class I shares and Class II shares will differ from those of the Institutional Shares as the sales charges and expenses of the Classes differ.

	1 Year	5 Years	Since Inception (July 16, 2015)
Return Before Taxes
Institutional Class Shares	-11.31%	0.62%	3.08%
Class I Shares	-11.36%	0.65%	3.08%
Class II Shares	-11.70%	0.30%	2.75%
Return After Taxes – Institutional Class Shares
Return After Taxes on Distributions	-13.82%	-2.36%	-0.22%
Return After Taxes on Distributions and Sale of Fund Shares	-6.64%	-0.71%	0.96%
ICE BofA ML U.S. High Yield Index* (reflects no deduction for fees, expenses, or taxes)(1)	-11.22%	2.12%	3.60%

*	Source ICE Data Indices, LLC (“ICE DATA”), is used with permission. ICE Data, its affiliates and their respective third party suppliers disclaim any and all warranties and representations, express and/or implied, including any warranties of merchantability or fitness for a particular purpose or use, including the index, index data and any data included in, related to, or derived therefrom. neither ice data, its affiliates or their respective third party providers shall not be subject to any damages or liability with respect to the adequacy, accuracy, timeliness or completeness of the index or the index data or any component thereof, and the index and index data and all components thereof are provided on an “as is” basis and your use is at your own risk. ICE Data, its affiliates and their respective third party suppliers do not sponsor, endorse, or recommend the Adviser, the Fund, or any of the Adviser’s products or services.

(1)	The benchmark of the Fund is the ICE BofAML US High Yield Index, maintained by ICE BofA Merrill Lynch and comprised of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-qualified account, such as a 401(k) plan or an IRA.

After-tax returns are only shown for Institutional Class shares of the Fund. After-tax returns for Class I and Class II shares will vary from those shown for Institutional Class shares due to varying sales charges and expenses among the classes.

15

Investment Adviser. The investment adviser for the Fund and the Successor Fund is Polen Credit. Polen Credit is registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Polen Credit is a wholly owned subsidiary of Polen Capital Management, LLC, which is owned by Polen Family Holdings, Inc., IM Square Holding 1 LLC and Polen Capital Holdings LP. The day-to-day activities of Polen Credit, including all investment advice, are managed by the Adviser’s senior management. The investment advisory services of the Adviser are furnished to the fund pursuant to the Agreement and would be provided to the Successor Fund pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). Under the Advisory Agreement, Polen Credit supervises and assists in the management of the Trust, provides investment research and research evaluation, and arranges for execution of the Fund’s purchases and sales of securities and other assets. Polen Credit is responsible for selecting brokers and obtaining best execution in placing portfolio transactions with brokers and dealers. The Adviser furnishes at its expense all necessary office equipment and personnel necessary for performance of the obligations of Polen Credit and pays the compensation of officers of the Trust. Besides the Successor Fund, Polen Credit does not act as investment adviser or sub-adviser to any other registered investment company with an investment objective and strategy substantially similar to the Fund. A discussion regarding the basis for the Board’s approving the Advisory Agreement with Polen Credit will be available in the Successor Fund’s first semi-annual or annual report to shareholders after it commences investment operations. As of December 31, 2022, Polen Credit had approximately $6.8 billion in assets under management.

Portfolio Managers. The portfolio managers of the Fund who currently provide day-to-day management of the Fund’s portfolio as employees of Polen Credit will continue to provide such services to the Successor Fund as employees of Polen Credit after the completion of the Reorganization.

David J. Breazzano is a co-portfolio manager of the Fund. Mr. Breazzano is a co-founder and Head of Team of the Adviser and chairs the firm’s Investment Review Committee. Mr. Breazzano is the co-portfolio manager of the Adviser’s U.S. opportunistic high yield strategy, which is the investment strategy pursued by the Fund, and the co-portfolio manager of the Adviser’s upper tier U.S. high yield strategy. Prior to the acquisition of the Adviser by Polen Capital in January 2022, Mr. Breazzano served as the President and Chief Investment Officer of the Adviser. Prior to forming the Adviser in 1996, from 1990 to 1996, Mr. Breazzano was a vice president and portfolio manager in the High Income Group at Fidelity Investments, where he had investment management responsibility for over $4 billion in high yield and distressed assets. Specifically, he was a portfolio manager of the Fidelity Capital & Income Fund, which was one of the largest high yield funds in existence at that time. In addition, Mr. Breazzano co-managed the distressed investing operation at Fidelity. Prior to joining Fidelity Investments in 1990, from 1985 to 1990, Mr. Breazzano was a vice president and portfolio manager at T. Rowe Price Associates. Mr. Breazzano received his MBA from the Johnson School at Cornell University and graduated cum laude with a BA from Union College.

John W. Sherman is a co-portfolio manager of the Fund, a position he has held since January 1, 2018. Previously, from June 1, 2016 until December 31, 2017, Mr. Sherman served as an assistant portfolio manager of the Fund. He is a co-portfolio manager of the Adviser’s U.S. opportunistic high yield strategy as well as the portfolio manager of the Adviser’s bank loan strategy and the assistant portfolio manager of the Adviser’s total return credit strategy. Mr. Sherman serves on the firm’s Investment Review Committee. Mr. Sherman also serves as a member of the board of directors of a portfolio company held by certain of the Adviser’s managed funds and/or accounts. Prior to joining the Adviser in 2007, in 2006, Mr. Sherman was an associate in the Healthcare Group at Thoma Cressey Equity Partners, focusing on private equity investments in middle-market companies. Mr. Sherman graduated magna cum laude with a BBA from the University of Notre Dame.

Benjamin J. Santonelli is a co-portfolio manager of the Fund, a position he has held since January 1, 2018. Previously, from June 1, 2016 until December 31, 2017, Mr. Santonelli served as an assistant portfolio manager of the Fund. He is a co-portfolio manager of the Adviser’s U.S. opportunistic high yield strategy, as well as the portfolio manager of the Adviser’s total return credit strategy and the assistant portfolio manager of the Adviser’s bank loan strategy. Mr. Santonelli serves on the firm’s Investment Review Committee. Mr. Santonelli also serves as a member of the board of directors of a portfolio company held by certain of the Adviser’s managed funds and/or accounts. Mr. Santonelli, who joined the Adviser in 2004, received his BA from Amherst College.

The Fund’s Statement of Additional Information, which is incorporated by reference into this Prospectus/Proxy Statement, and Exhibit E to this Prospectus/Proxy Statement provide additional information about the portfolio managers’ compensation structure for the Fund and Successor Fund, respectively, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities of the Fund.

16

Portfolio Holdings Information

Information about the Fund’s daily portfolio holdings is available at https://polencapital.com/strategies/opportunistic-high-yield-fund. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information, which is incorporated by reference into this Prospectus/Proxy Statement. Information about the Successor Fund’s daily portfolio holdings will be available at www.polencapital.com. In addition, each Fund discloses its complete portfolio holdings as of the end of its fiscal year and its second fiscal quarter in its reports to shareholders. No later than 30 days after the end of each fiscal quarter, each Fund files with the SEC on Form N-PORT a complete list of its portfolio holdings as of each month-end during the relevant quarter. You can find the SEC filings on the SEC’s website, www.sec.gov. A summarized description of the Successor Fund’s policies and procedures with respect to the disclosure of the Successor Fund’s portfolio holdings is included in Exhibit E to this Prospectus/Proxy Statement.

Independent Registered Public Accounting Firm. Cohen & Company, Ltd. is the independent registered public accounting firm for the Fund, and PricewaterhouseCoopers LLP is the independent registered public accounting firm for the Successor Fund.

Comparison of Other Service Providers.

	Fund	Successor Fund
Administrator and Fund Accounting Agent	ALPS Fund Services, Inc.	The Bank of New York Mellon
Transfer Agent	ALPS Fund Services, Inc.	BNY Mellon Investment Servicing (US) Inc.
Custodian	U.S. Bank, N.A.	The Bank of New York Mellon
Distributor and Principal Underwriter	ALPS Distributors, Inc.	Foreside Funds Distributors LLC
Legal Counsel	Davis Graham & Stubbs LLP	Troutman Pepper Hamilton Sanders LLP

Board Members. The Board members for the Fund and the Successor Fund are different. No member of the Trust’s Board of Trustees is an “interested person” (as defined in the 1940 Act) of the Fund or the Successor Fund (each, an “Independent Trustees”). No member of the Successor Company’s Board of Trustees is an “interested person” (as defined in the 1940 Act) of the Successor Fund. See the Fund’s Statement of Additional Information, which is incorporated by reference into this Prospectus/Proxy Statement, and Exhibit E of this Prospectus/Proxy Statement for more detailed information about the Fund and Successor Fund’s Board members, respectively.

Capitalization. The Fund has classified its shares into three classes—Institutional Class, Class I and Class II shares of beneficial interest. The Successor Fund has classified its shares into three classes—Institutional Class, Investor Class and Class Y shares of beneficial interest—which have not yet been offered to the public. The Fund’s Institutional Class shares will be exchanged for Class Y shares of the Successor Fund, the Fund’s Class I shares will be exchanged for Institutional Class shares of the Successor Fund, and the Fund’s Class II shares will be exchanged for Investor Class shares of the Successor Fund. The following tables set forth, as of September 30, 2022, (1) (a) the capitalization of the Fund’s Institutional Class shares, (b) the capitalization of the Fund’s Class I shares, and (c) the capitalization of the Fund’s Class II shares; and (2) the pro forma capitalization of the Successor Fund’s Class Y shares, (b) the pro forma capitalization of the Successor Fund’s Institutional Class shares and (c) the pro forma capitalization of the Successor Fund’s Investor Class shares, each as adjusted showing the effect of the Reorganization had it occurred on such date.

17

	Fund	Successor Fund
	Polen DDJ Opportunistic High Yield Fund Institutional Class Shares	Pro Forma After Reorganization Polen Opportunistic High Yield Fund Class Y Shares
Total net assets	$257,043,274	$	N/A
Net asset value per share	$7.07	$	N/A
Shares outstanding	36,376,006		N/A

	Fund	Successor Fund
	Polen DDJ Opportunistic High Yield Fund Class I Shares	Pro Forma After Reorganization Polen Opportunistic High Yield Fund Institutional Class Shares
Total net assets	$11,728	$	N/A
Net asset value per share	$7.11	$	N/A
Shares outstanding	1,650		N/A

	Fund	Successor Fund
	Polen DDJ Opportunistic High Yield Fund Class II Shares	Pro Forma After Reorganization Polen Opportunistic High Yield Fund Investor Class Shares
Total net assets	$1,383,831	$	N/A
Net asset value per share	$7.09	$	N/A
Shares outstanding	195,269		N/A

The Successor Fund is a newly-organized fund that has been created for purposes of the Reorganization and therefore no estimated capitalization is available. Polen Credit will bear 100% of the Reorganization expenses. As a result, there are no pro forma adjustments to net assets.

18

Comparison of Share Classes.

Institutional Class shares of the Fund impose no Rule 12b-1 fees, front-end or back-end sales charges, or a shareholder servicing fee. Class Y shares of the Successor Fund similarly impose no Rule 12b-1 fees, front-end or back-end sales charges, or a shareholder servicing fee.

Class I shares of the Fund impose no Rule 12b-1 fees, front-end or back-end sales charges, but do impose a shareholder servicing fee. Institutional Class shares of the Successor Fund similarly impose no Rule 12b-1 fees, front-end or back-end sales charges, but do impose a shareholder servicing fee.

Class II shares of the Fund impose no front-end or back-send sales charges, but do impose Rule 12b-1 fees and a shareholder servicing fee. Investor Class shares of the Successor Fund similarly impose no front-end or back-send sales charges, but do impose Rule 12b-1 fees and a shareholder servicing fee.

See the Fund’s Prospectus and Statement of Additional Information, which are incorporated by reference into this Prospectus/Proxy Statement, and Exhibits D and E of this Prospectus/Proxy Statement for a more detailed discussion of the Fund and Successor Fund’s share classes, respectively.

Purchase Procedures. For Fund shareholders who receive Successor Fund shares as a result of the Reorganization, the methods available to purchase shares of the Fund and the Successor Fund are substantially similar. See the Fund’s Prospectus and Statement of Additional Information, which are incorporated by reference into this Prospectus/Proxy Statement, and Exhibits D and E of this Prospectus/Proxy Statement for a more detailed discussion of the Fund and Successor Fund’s purchase procedures, respectively.

The price for shares of the Fund and the Successor Fund is the net asset value per share, which is calculated as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on days the NYSE is scheduled to be open for regular business. Shares of the Fund and the Successor Fund are priced at the respective fund’s next net asset value calculated after an order is received in proper form by the fund’s transfer agent or other authorized entity. The minimum amounts required to invest in, or add to, an account with the Fund and Successor Fund are shown below. These amounts may be waived in the discretion of Polen Credit, as applicable, or the applicable Fund, and the Successor Fund intends to waive the applicable minimum investment requirements for Fund shareholders who receive Class Y, Institutional Class or Investor Class shares of the Successor Fund through the Reorganization.

Minimum Investments. The minimum initial investment for Institutional Class shares of the Fund is $5,00,000 with no minimum subsequent investment. Employees of the Adviser, their spouses, and members of their immediate family living in the same household are eligible to purchase the Institutional Class with a minimum investment of $2,500. Moreover, the Fund may waive minimum investment amounts in Institutional Class shares with respect to investments by the Trust’s officers or its Trustees. Institutional Class accounts offered or sourced through a service organization may, as determined by the Adviser, meet the minimum investment amount by aggregating multiple accounts; however, each account must meet a minimum investment requirement of $500,000. In addition, investors with a preexisting relationship with the Adviser, as determined by the Adviser in its sole discretion, may also be deemed eligible to purchase the Institutional Class with a minimum investment of $500,000. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund if desired and if allowed by the relevant intermediary. Investors may establish an Automatic Investment Plan (AIP) account or a Systematic Withdrawal Plan (SWP) account; there are no subsequent investment minimums for investments in AIP or SWP accounts. The minimum initial investment in Class I shares is $1,000,000, and the minimum subsequent investment is $50,000. The minimum initial investment in Class II shares is $5,000, and the minimum subsequent investment is $2,500. The Fund reserves the right to waive or change investment minimums. For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with investment minimums.

19

The minimum initial investment for the Class Y shares of the Successor Fund is $1,000,000 and such shares are available exclusively to institutional investors, including, but not limited to, charitable organizations, governmental institutions, corporations, and trust & private bank platforms. Individual investors cannot invest directly in Class Y shares other than through a trust, private bank platform or other authorized financial intermediary. The minimum initial investment for the Institutional Class shares of the Successor Fund is $100,000 for regular, IRA and AIP accounts; there is no minimum additional investment with respect to Institutional Class shares. The minimum initial investment for the Investor Class shares of the Successor Fund is $3,000 for regular accounts and $2,000 for IRA and AIP accounts; the minimum additional investment with respect to Investor Class shares is $100. Financial intermediaries may charge a commission and impose additional fees, and may require different minimum investments or impose other limitations on purchasing shares. The Successor Fund reserves the right waive the minimum investment requirement for any investor.

Redemption Procedures. The redemption procedures of the Fund and the Successor Fund are substantially similar. The shares are sold at the respective fund’s next net asset value calculated after an order is received in proper form (or “good order”) by the fund’s transfer agent or other authorized entity. See the Fund’s Prospectus and Statement of Additional Information, which are incorporated by reference, and Exhibits D and E of this Prospectus/Proxy Statement for a more detailed discussion of the Fund and Successor Fund’s redemption procedures, respectively.

The Institutional Class, Class I and Class II shares of the Fund charge a redemption fee of 1.00% if shares are redeemed less than sixty (60) days after purchase (including shares to be exchanged). Similarly, Class Y, Institutional Class and Investor Class shares of the Successor Fund charge a redemption fee of 1.00% if shares are redeemed less than sixty (60) days after purchase (including shares to be exchanged).

The Successor Fund will usually make payment for redemptions of Successor Fund shares within one business day, but not later than seven calendar days, after receipt of a redemption request, unless the check used to purchase the shares has not cleared.

Under normal circumstances, the Successor Fund expects to meet redemption requests through holdings of cash or cash equivalents or by selling a portion of the Successor Fund’s holdings consistent with its investment strategy. The Successor Fund also reserves the right to honor certain redemptions “in-kind” with securities, rather than cash. The Successor Fund is more likely to redeem in-kind to meet large redemption requests or during times of market stress. Securities distributed in connection with any such redemption in-kind are expected to generally represent your pro rata portion of assets held by the Successor Fund immediately prior to the redemption, with adjustments as may be necessary in connection with, for example, certain derivatives, restricted securities, odd lots or fractional shares. Any securities distributed in-kind will remain exposed to market risk until sold, and a shareholder may incur transaction costs and taxable gain when selling the securities.

In unusual circumstances, such as in the case of a suspension of the determination of the Successor Fund’s NAV, the right of redemption is also suspended and shareholders will receive payment of the net asset value next determined after termination of the suspension. The right of redemption may be suspended or payment upon redemption deferred for more than seven days: (a) when trading on the NYSE is restricted or the NYSE is closed for other than customary weekends and holidays; (b) when the SEC has by order permitted such suspension for the protection of the Successor Fund’s shareholders; or (c) when an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable.

See the Fund’s Prospectus and Statement of Additional Information, which are incorporated by reference into this Prospectus/Proxy Statement, and Exhibits D and E of this Prospectus/Proxy Statement for a more detailed discussion of the Fund and Successor Fund’s redemption procedures, respectively.

Distributions. The Successor Fund anticipates distributing net investment income and net capital gain, if any, to shareholders annually. The Successor Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Fund distributes any net income to shareholders monthly and amounts derived from capital gains to shareholders annually. See the Fund’s Prospectus and Statement of Additional Information, which are incorporated by reference into this Prospectus/Proxy Statement, and Exhibits D and E of this Prospectus/Proxy Statement for a more detailed discussion of the Fund and Successor Fund’s distribution procedures, respectively.

20

Comparison of Exchange Privileges.

Existing shareholders of a fund in the Trust may exchange into a new account if registrations are identical. An exchange represents the sale of shares from one fund and the purchase of shares of another fund. For U.S. federal income tax purposes, this may produce a taxable gain or loss in a shareholder’s non-tax advantaged account.

Generally, a Successor Fund shareholder may exchange shares of a class of one Polen fund of FundVantage Trust for shares of the same class of another Polen fund of FundVantage Trust, in writing or by telephone, at NAV without the payment of any fee or charge. An exchange is considered a sale of shares and may result in capital gain or loss for federal and state income tax purposes.

See the Fund’s Prospectus and Statement of Additional Information, which are incorporated by reference into this Prospectus/Proxy Statement, and Exhibits D and E of this Prospectus/Proxy Statement for a more detailed discussion of the Fund and Successor Fund’s exchange privileges, respectively.

Fiscal Years. It is anticipated that, after September 30, 2023, the Successor Fund will change its fiscal year end from September 30 to April 30 to align with the fiscal year ends of the other Polen funds in FundVantage Trust. As a result, the Successor Fund may deliver annual and semi-annual shareholder reports and updated prospectuses at a different time of the year than the Fund delivered this information.

Financial Highlights of the Fund. The financial highlights of the Fund are intended to help you understand Fund’s financial performance for the past five years and are attached to this Prospectus/Proxy Statement as Exhibit C.

Comparison of Differences in Organization

Set forth below is a discussion of the rights of shareholders of the Fund and Successor Fund.

Governing Law. The Fund is a separate series of the Trust, and the Successor Fund is a separate series of the FundVantage Trust. The Trust and FundVantage Trust are each organized as a statutory trust under Delaware law, and, under each Declaration of Trust, the beneficial interest in the Trust and FundVantage Trust is to be divided into an unlimited number of shares. Shares of beneficial interest in each of the Trust and FundVantage Trust are without par value. The operations of each of the Funds are governed by their respective Declaration of Trust, their respective By-Laws, and applicable Delaware law. A Delaware statutory trust is not required to hold shareholder meetings or obtain shareholder approval for certain actions unless required by applicable law or the Declaration of Trust. Neither the Declaration of Trust nor the By-Laws of the Trust or FundVantage Trust require the Trust or FundVantage Trust to hold annual meetings. Under Delaware law, a Delaware statutory trust is permitted to limit or eliminate a trustee’s personal liability for breach of contract or breach of duties to the statutory trust or to a shareholder of the statutory trust in the declaration of trust, subject to certain exceptions. The 1940 Act currently prohibits the charter, bylaws and other organizational documents of a registered investment company from containing a provision that protects or purports to protect any director or officer of the investment company against liability to the company or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Shareholder Liability. Under Delaware law, trustees and shareholders of a statutory trust are generally afforded by statute the same limited liability as their corporate counterparts and are permitted liberal indemnification rights. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the fund or the fund’s investment adviser was unable to meet its obligations. The Trust and FundVantage Trust are each required to indemnify its trustees and officers against liabilities and expenses incurred in connection with proceedings relating to their positions as officers or trustees, except under certain limited circumstances relating to the culpability of such officers or trustees.

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Board of Trustees of the Trust. The Trust has four Trustees on its Board, each of whom are Independent Trustees. Any vacancy may be filled by a majority of the Board of Trustees then in office through the appointment in writing of such other person. Any Trustee may be removed with or without cause at any time by written instrument signed by two-thirds of the Trustees then in office. Each Trustee shall serve during the continued lifetime of the Trust until he or she dies, resigns, retires, is incapacitated, or is removed, or, if sooner than any of such events, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. Any Trustee may resign at any time by written instrument signed by him or her and delivered to the Chairman, if any, the President, or the Secretary of the Trust. A meeting of Shareholders for the purpose of electing one or more Trustees may be called by the Board of Trustees or, to the extent provided by the 1940 Act and the rules and regulations thereunder, by the Shareholders. Shareholders shall have the power to remove a Trustee, with or without cause, at any time by the affirmative vote of Shareholders holding not less than two-thirds of shares outstanding, cast in person or by proxy at any meeting called for that purpose.

Board of Trustees of FundVantage Trust. The FundVantage Trust has five Trustees on its Board, each of whom are Independent Trustees. The Trustees shall hold office during the continued lifetime of the FundVantage Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed, or, if sooner than any of such events, until the next meeting of Shareholders called for the purpose of electing one or more Trustees and until the election and qualification of his or her successor. Any Trustee may be removed at any meeting of Shareholders by a vote of the majority of the outstanding Shares of the FundVantage Trust. Any Trustee may resign at any time by written instrument signed by him and delivered to any officer of the FundVantage Trust or to a meeting of the Trustee. Unless required under the 1940 Act, there will normally be no meeting of Shareholders other than a meeting to vote on the removal of one or more Trustees. The FundVantage Trust does not expect to have an annual meeting of shareholders.

For more information, refer to the Statement of Additional Information of the Fund, which is incorporated by reference into this Prospectus/Proxy Statement, and Additional Information of Successor Fund attached to this Prospectus/Proxy Statement as Exhibit E.

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REASONS FOR THE REORGANIZATION

The Trust’s Board of Trustees Consideration of the Reorganization.

At a special meeting of the Board of Trustees (the “Board”) of the Trust held on February 16, 2023 (the “Meeting”), the Board, including the Trust’s Independent Trustees, were informed that Polen Credit intended to reorganize the Fund into a newly-created series of the FundVantage Trust and that it would present an agreement and plan of reorganization to the Board for its consideration at the Meeting. Polen Credit stated that it was expected that the Successor Fund would have substantially the same day-to-day portfolio management as the Fund, and that the Successor Fund’s investment objectives and strategies, and management fees would remain the same as the Fund, and their respective principal investment strategies, principal risks and fundamental investment limitations would be similar in all material respects. The Trust’s Board of Trustees discussed Polen Credit’s reasons for proposing the Reorganization as follows:

●	Fund Shareholders would gain access to the additional investment options offered by the Polen Credit Family of Funds through the exchange privileges of the Successor Fund;

●	The Fund and the Successor Fund had the same investment objective and similar principal investment strategies and risks;

●	The current investment adviser to the Fund would become the investment adviser to the Successor Fund and the current portfolio managers would remain in place for the Successor Fund after the Reorganization;

●	The advisory fee rate charged to the Fund was the same as the advisory fee rate to be charged to the Successor Fund;

●	The Adviser would provide a one-year contractual expense limitation that will limit the total annual fund operating expenses of the Successor Fund to an amount no greater than the expense limitations in place for the Fund prior to the Reorganization;

●	The Adviser would pay all expenses of the Fund and the Successor Fund in connection with the Reorganization; and

●	The Reorganization was intended to be a tax-free transaction for federal income tax purposes.

At the Meeting, representatives of Polen Credit made a presentation to the Board recommending that the Fund be reorganized into the Successor Fund, which is part of the Successor Trust. Representatives from Polen Credit provided a detailed explanation of their rationale for the proposed Reorganization and the anticipated benefits for the shareholders of the Fund. First, Fund shareholders would enjoy continuity of portfolio management. The Successor Fund has the same investment objective and substantially similar investment management policies and limitations as the Fund. The Successor Fund’s portfolio managers are the portfolios manager for the Fund. Second, shareholders should benefit from Polen Credit’s experience and resources in managing investment companies. Third, given that Polen’s other ten operational mutual funds are series of the Successor Trust, which uses a different administrative platform, by effecting the Reorganization, such operational inefficiencies should be eliminated, thereby immediately decreasing the Successor Fund’s gross expense ratio and increasing the likelihood that the Successor Fund will achieve further economics over time and that such economies may ultimately reduce the Successor Fund’s net expense ratio benefiting shareholders of the Fund. Fourth, the Successor Fund will have the same management fee and annual expense ratio (after the current fee waiver and expense reimbursement arrangements with respect to the Fund and Successor Fund) as the Fund. Fifth, the Reorganization will provide Fund shareholders with access to exchange privileges among the other Polen funds on the FundVantage Trust, which will afford shareholders of additional investment options among the various funds sponsored by Polen. Sixth, the transaction will be tax free for federal income tax purposes to the shareholders of the Fund.

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In considering the Reorganization and the terms of the Plan, the Board requested and reviewed, with assistance of Trust counsel, materials related to the Reorganization and its terms. The materials included a memorandum prepared by Polen Credit regarding the proposal, a comparison of fees and expenses of the Fund and the Successor Fund, information regarding the methodology by which the Fund and the Successor Fund price portfolio securities, and background information regarding the Successor Fund and the FundVantage Trust, including its Board members, officers, and service providers. In determining whether to approve the Plan and recommend that the Fund’s shareholders approve the Plan, the Board based its decision in part on the recommendation of Polen Credit and Polen Credit’s recitation of the anticipated long-term benefits to the shareholders of the Fund. In addition, the Board reviewed and considered such information provided to them by Polen Credit regarding the Reorganization, and considered all factors which it deemed relevant to evaluate the Reorganization including, among others:

Investment Objectives, Principal Investment Strategies and Principal Risks. The investment objective are identical and the principal investment strategies of the Fund are identical in all material respects to those of the Successor Fund. The principal risks and the fundamental investment limitations of the Fund are also substantially similar to those of the Successor Fund in all material respects. The Board also reviewed information provided by Polen Credit regarding the extent to which the valuation practices of the Successor Fund differ from those of the Fund and determined that such differences should not be reasonably expected to have any material impact on the Fund or its shareholders.

Portfolio Management. All portfolio managers for the Fund will continue to be responsible for the day-to-day portfolio management activities of the Successor Fund after the completion of the Reorganization, promoting continuity of asset management and investment expectations for the Fund’s shareholders.

Management Fees and Operating Expenses. The Board considered Polen Credit’s commitment that the management fee and the Total Annual Operating Expenses (after waivers) of the Successor Fund would be the same as the Fund after completion of the Reorganization. Under the Agreement, the Fund has agreed to pay Polen Credit an investment advisory fee at the annual rate of 0.70% of the value of the Fund’s average daily net assets. Polen Credit has agreed to waive its fees and reimburse expenses so that the annual fund operating expenses for the Fund do not exceed 0.79% of the Fund’s average daily net assets until January 31, 2024. Such limit does not apply to distribution fees pursuant to Rule 12b-1 Plans, shareholder servicing fees, acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses not incurred in the ordinary course of business. Each waiver and/or reimbursement of an expense by Polen Credit is subject to repayment by the Fund within three years following the date such waiver and/or reimbursement was made, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. The Board considered that the contractual management fee rate due to Polen Credit pursuant to its investment management agreement with the Successor Fund is the same as the contractual investment advisory fee rate pursuant to the Agreement. Polen Credit represented that the fee rates to be charged by other various service providers to the Successor Fund are in aggregate commensurate with, or expected to be lower than, the fee rates currently charged to the Fund. Based on information provided by Polen Credit, the Board considered that the Reorganization presents the opportunity to achieve economies of scale and to operate with greater efficiency and lower overall costs over time. The Board noted that the “Shareholder Servicing Fees” category of expenses within “Total Expenses” for the Successor Fund is anticipated to be the same as the equivalent “Shareholder Servicing Fees” category of the Fund, and the “Other Expenses” category of expenses within “Total Expenses” for the Successor Fund is anticipated to be lower than the equivalent “Other Expenses” category of the Fund, and as a result the Total Annual Fund Operating Expenses (before waivers) for the Successor Fund is anticipated to be lower as well.

Exchange Privileges. The Board considered that the shareholders of the Fund will gain access to the additional investment options offered by the Polen and Polen Credit family of funds through the exchange privileges of the Successor Fund, and those funds would have exchange privileges into the Successor Fund.

Expected Tax-Free Conversion of the Fund’s Shares. The Board also considered the expected tax-free nature of the Reorganization and in particular, the expectation that for U.S. federal income tax purposes: Fund shareholders (i) will not recognize a taxable gain or loss on the transfer of their investment to the Successor Fund; (ii) will have the same aggregate tax basis in their Successor Fund shares as they had in their Fund shares; and (iii) assuming that shareholders hold Fund shares as a capital asset, they will have the same holding period for their Successor Fund shares as they had for their Fund shares.

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Expenses of the Reorganization. Polen Credit has agreed to bear all expenses incurred in connection with the Reorganization without regard to whether the Reorganization is consummated. Polen Credit has also represented to the Board that neither it nor any other third party will receive any indirect compensation, such as any broker’s or finder’s or similar fees or other commissions as a result of the consummation of the Reorganization. Because the Successor Fund will be the accounting survivor to the Fund and will assume the Fund’s performance record, Polen Credit expects to be able to increase the Successor Fund’s assets at a faster rate than would otherwise be expected if it began offering a fund with substantially similar investment management policies and limitations as the Fund and no historical performance record. Future growth of assets benefits Polen Credit because it can be expected to increase the total amount of fees payable to it and reduce the amount of fees and expenses required to be waived or reimbursed to maintain total operating expenses at agreed upon levels.

In light of the foregoing considerations, among others, and the Board’s evaluation of the information presented by Polen Credit at the Meeting, and in accordance with its fiduciary duties, the Board, including its Independent Trustees, determined that the Reorganization of the Fund was in the best interests of the Fund and its shareholders and concluded that the economic interests of the Fund’s shareholders would not be diluted as a result of the proposed Reorganization because, among other things, the number of shares of the Successor Fund to be issued to shareholders of the Successor Fund would be calculated based on the net asset value of the Fund. As such, the Board, including its Independent Trustees, unanimously approved the Reorganization and directed that the Reorganization be submitted to the Fund’s shareholders for approval.

The Successor Trust’s Board of Trustees Consideration of the Reorganization.

At a meeting held on February 27, 2023 (the “FundVantage Trust Meeting”), the Board of Trustees of FundVantage Trust considered that the Reorganization presents an opportunity for the Successor Fund to acquire substantial investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Successor Fund.

The Board of Trustees of FundVantage Trust also considered that Polen Credit will benefit from the Reorganization. Because the Successor Fund will be the accounting survivor to the Fund and will assume the Fund’s performance record, Polen Credit expects to be able to increase the Successor Fund’s assets at a faster rate than would otherwise be expected if it began offering a fund with substantially similar investment management policies and limitations as the Fund and no historical performance record. Future growth of assets benefits Polen Credit because it can be expected to increase the total amount of fees payable to Polen Credit and reduce the amount of fees and expenses required to be waived or reimbursed to maintain total operating expenses at agreed upon levels.

In determining whether to recommend approval of the Reorganization, the Board of Trustees of FundVantage Trust also considered (1) the terms and conditions of the Reorganization; (2) the compatibility of the Fund’s and Successor Fund’s investment objectives, management policies and restrictions, as well as shareholder services offered by the Fund and the Successor Fund; (3) the expense ratio and information regarding the fees and expenses of the Fund and the estimated expense ratio and information regarding the fees and expenses of the Successor Fund; (4) the tax consequences of the Reorganization; and (5) that the costs to be incurred in connection with the Reorganization would be borne by Polen Credit, and not the Successor Fund or Fund.

For the reasons described above, the Board of Trustees of FundVantage Trust, on behalf of the Successor Fund, including a majority of the Independent Trustees of FundVantage Trust, unanimously approved the Reorganization.

At the FundVantage Trust Meeting, the Board of Trustees of FundVantage Trust also approved a new investment advisory agreement between FundVantage Trust, on behalf of the Successor Fund, and Polen Credit to be effective on completion of the Reorganization.

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INFORMATION ABOUT THE REORGANIZATION

Agreement and Plan of Reorganization. The following is a brief summary of the terms of the Plan, which is attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that, subject to the requisite approval of the Fund’s shareholders, the Successor Fund will acquire all of the assets of the Fund in the following manner: (a) Class Y shares of the Successor Fund will be distributed by the Fund to its Institutional Class shareholders, (b) Institutional Class shares of the Successor Fund will be distributed by the Fund to its Class I shareholders, and (c) Investor Class shares of the Successor Fund will be distributed by the Fund to its Class II shareholders, all as more fully described in this Prospectus/Proxy Statement (the “Reorganization”) and the assumption by the Successor Fund of all of the Fund’s liabilities, as described in the Plan, on July 24, 2023 or such other date as may be agreed upon by the parties (the “Closing Date”). The number of Successor Fund shares to be issued to the Fund will be determined on the basis of the relative net asset value per share and aggregate net assets of the Fund, generally computed as of the scheduled close of trading on the floor of the NYSE (usually at 4:00 p.m., Eastern time) on the Closing Date. Portfolio securities of the Fund will be valued in accordance with the valuation practices of the Successor Fund, which are described in the Successor Fund’s Prospectus and Statement of Additional Information attached hereto as Exhibits D and E.

As soon as conveniently practicable after the Closing Date, the Fund will liquidate and distribute pro rata to its shareholders of record, as of the close of business on the Closing Date, the Successor Fund’s Class Y, Institutional Class and Investor Class shares, respectively, received by it in the Reorganization. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Successor Fund in the name of each Fund shareholder, each account being credited with the respective pro rata number of Successor Fund shares due to the shareholder. After such distribution and the winding up of its affairs, the Fund will be terminated as a series of the Trust and cease operations. After the Closing Date, any outstanding certificates representing Fund shares will be canceled and the Successor Fund shares distributed to the Fund’s shareholders of record will be reflected on the books of the Successor Fund as uncertificated, book-entry shares.

The Plan may be amended at any time prior to the Reorganization by the authorized officers of the Trust or Successor Trust, on behalf of either the Fund or the Successor Fund, respectively. The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Trust, on behalf of the Fund, and the Successor Company, on behalf of the Successor Fund, under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Trust, on behalf of the Fund, and Polen Credit, on behalf of the Successor Fund. An additional condition to the Reorganization is that the Fund and the Successor Fund receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization under Code Section 368(a)(1)(F) and, thus, no gain or loss will be recognized by the Fund, the Fund’s shareholders, or the Successor Fund as a direct result of the Reorganization. The Plan may be terminated at any time prior to the Closing Date by mutual agreement of the Trust and the Successor Trust, or by either the Trust or the Successor Trust under specific circumstances.

While active solicitation is not anticipated, instructions may be solicited by mail, and officers of the Trust and officers and employees of Polen Credit, without additional compensation, may solicit proxies in person, by telephone or by other electronic means. Morrow Sodali has also been engaged to serve as proxy provider and vote tabulator. The costs of preparing, printing and mailing this Proxy Statement and the costs of holding the Special Meeting (including the costs of any additional solicitation and any adjournment session) will be borne by Polen Credit. The total expenses of the Reorganization, for legal and accounting expenses, printing, postage, proxy out-of-pocket costs, mailing, reporting and tabulation costs, and regulatory filing fees, are expected to be approximately $8,225, which will be borne by Polen Credit.

By approving the Reorganization, Fund shareholders are also, in effect, agreeing to the Successor Fund’s investment advisory arrangements, Board composition, and independent registered public accounting firm. If the Reorganization is not approved by Fund shareholders, the Fund would continue to be a series of the Trust.

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Federal Income Tax Consequences. The exchange of Fund assets for Successor Fund shares, the Successor Fund’s assumption of the Fund’s liabilities, and the Fund’s distribution of those shares to Fund shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(F) of the Code. As a condition to the closing of the Reorganization, the Fund and the Successor Fund will receive the opinion of Troutman Pepper Hamilton Sanders, LLP, counsel to the Successor Fund, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes: (1) the transfer of all of the assets in exchange for (a) Class Y shares of the Successor Fund, which will be distributed by the Fund to its Institutional Class shareholders, (b) Institutional Class shares of the Successor Fund, which will be distributed by the Fund to its Class I shareholders, and (c) Investor Class shares of the Successor Fund, which will be distributed by the Fund to its Class II shareholders and (d) the assumption by the Successor Fund of the Fund’s liabilities, as described in the Plan, followed by the distribution by the Fund of those Successor Fund Class Y, Institutional Class and Investor Class shares, respectively, pro rata to Fund shareholders in complete liquidation of the Fund, will qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and each of the Fund and the Successor Fund will be “a party to a reorganization” within the meaning of Section 368(b) of the Code; (2) no gain or loss will be recognized by the Successor Fund upon the receipt of the assets of the Fund in exchange solely for Successor Fund Class Y Shares, Institutional Class and Investor Class shares, respectively, and the assumption by the Successor Fund of the Fund’s liabilities, as described in the Plan, pursuant to the Reorganization; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Successor Fund in exchange solely for Successor Fund Class Y, Institutional Class and Investor Class shares, respectively, and the assumption by the Successor Fund of the Fund’s liabilities or upon the distribution of those Successor Fund Class Y, Institutional Class and Investor Class shares, respectively, to Fund shareholders in exchange (whether actual or constructive) for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of their Fund Institutional Class, Class I and Class II shares for Successor Fund Class Y, Institutional Class and Investor Class shares, respectively, pursuant to the Reorganization; (5) the aggregate tax basis for the Successor Fund Class Y, Institutional Class and Investor Class shares, respectively, received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Fund shares held by such Fund shareholder immediately prior to the Reorganization, and the holding period of those Successor Fund Class Y, Institutional Class and Investor Class shares, respectively, received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such Fund shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); (6) the tax basis of each Fund asset acquired by the Successor Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each Fund asset in the hands of the Successor Fund will include the period during which that asset was held by the Fund (except where the Successor Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period); and (7) the Successor Fund will be treated for purposes of section 381 of the Code just as the Fund would have been treated if there had been no Reorganization; the items of the Fund, if any, described in Section 381(c) of the Code will be taken into account by the Successor Fund as if there had been no Reorganization, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder, and (8) the taxable year of the Fund will not end on the date of the Reorganization merely because of the closing of the Reorganization.

No opinion will be expressed as to (1) the effect of the Reorganization on the Fund or the Successor Fund with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code, (2) the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under U.S. federal income tax principles upon the transfer of such asset regardless of whether such transfer would otherwise be a nonrecognition transaction, (3) with respect to any transferred asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes under a mark-to-market system of accounting or (4) any other U.S. federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Counsel’s opinion will be based on customary assumptions and on such representations as tax counsel may reasonably request of the Trust and FundVantage Trust on behalf of the Fund the Successor Fund, respectively, and the Fund and the Successor Fund will cooperate to make and certify the accuracy of such representations. Neither the Successor Fund nor the Fund may waive the conditions requiring this opinion. If any of such assumptions or representations of the parties on which counsel’s option relies is inaccurate, the tax consequences of the Reorganization could differ materially from those summarized above.

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The Fund and the Successor Fund have not sought a tax ruling from the Internal Revenue Service (“IRS”). The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position. Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Required Vote and Board’s Recommendation

The Trust’s Board has approved the Plan and the Reorganization and has determined that (1) participation in the Reorganization is in the best interests of the Fund and (2) the interests of shareholders of the Fund will not be diluted as a result of the Reorganization. The affirmative vote of a majority of the Fund’s shares outstanding and entitled to vote is required to approve the Plan and the Reorganization.

THE TRUST’S BOARD, INCLUDING THE INDEPENDENT trustees, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF THE PLAN AND THE REORGANIZATION.

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ADDITIONAL INFORMATION ABOUT THE SUCCESSOR FUND AND THE FUND

For more information with respect to the Successor Fund, see “Additional Information Regarding the Successor Fund” in Exhibit E for more information on purchasing and selling shares, pricing of shares, the Successor Fund’s dividends and distributions policy and tax information.

Information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund’s Prospectus and Statement of Additional Information, forming a part of the Fund’s Registration Statement on Form N-1A (File Nos. 333-183945 and 811-22747). The Fund’s Prospectus and Statement of Additional Information, dated January 27, 2023, is incorporated herein by reference to Post-Effective Amendment Nos. 111 and 112 to the Trust’s Registration Statement on Form N-1A, filed on January 27, 2023.

The Fund and the Successor Fund are subject to the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Fund and the Successor Fund may be obtained, upon payment of a duplicating fee, by electronic request at the email address publicinfo@sec.gov and other information can be viewed online or downloaded from www.sec.gov or https://polencapital.com/strategies/opportunistic-high-yield-fund.

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VOTING INFORMATION

Thirty percent (30%) of the outstanding shares of the Fund entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Special Meeting.

Approval of the Agreement and Plan of Reorganization requires the affirmative vote of the holders of a “majority of the outstanding voting shares,” as that term is defined in the 1940 Act. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of a Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less. Abstentions of broker non-votes will have the effect of a “no” vote on the Proposal.

“Broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) and abstentions will be counted for purposes of determining the presence of a quorum. However, since such shares are not voted in favor of the Proposal, they have the effect as counting AGAINST the Proposal.

If you appoint a proxy by signing and returning your proxy card, you can revoke that appointment at any time before it is exercised. You can revoke your proxy by sending in another proxy with a later date, by notifying the Trust’s Secretary in writing, that you have revoked your proxy prior to the Special Meeting, at the following address: 1290 Broadway, Suite 1000, Denver, Colorado 80203, or by attending the Special Meeting and voting in person.

In the event that a quorum is not present at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy and entitled to vote at the Special Meeting. Signed proxies that have been returned to the Trust without any indication of how the shareholder wished to vote will be voted in favor of the proposal to adjourn the Special Meeting.

Ownership of Shares. To the knowledge of the Fund, as of the Record Date, the following persons owned, either of record or beneficially, 5% or more of the outstanding shares of the Fund.

Name and Address
Polen DDJ Opportunistic High Yield Fund—Institutional Class Shares
FCCI INSURANCE COMPANY 6300 UNIVERSITY PKWY. SARASOTA, FL 34240-7043	12.62%
MSCS FINANCIAL SERVICES, LLC 717 17TH ST, SUITE 1300 DENVER, CO 80202	10.22%
FCCI GROUP INC. 6300 UNIVERSITY PKWY. SARASOTA, FL 34240-7043	9.39%
CONNECTICUT INTERLOCAL RISK MANAGEMENT AGENCY 545 LONG WHARF DRIVE NEW HAVEN, CT 06511-5960	6.52%
VANGUARD MARKETING CORPORATION 100 VANGUARD BLVD. MALVERN, PA 19355	5.86%
GERMANIA FARM MUTUAL INSURANCE ASSOCIATION PO BOX 645 BRENHAM, TX 77834-0645	5.69%

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Polen DDJ Opportunistic High Yield Fund—Class I Shares
CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO, CA 94105	96.89%

Polen DDJ Opportunistic High Yield Fund—Class II Shares
NATIONAL FINANCIAL SERVICES, LLC 82 DEVONSHIRE ST, MAIL ZONE ZE7F BOSTON, MA 02109	71.19%
CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO, CA 94105	21.68%

As shares of the Successor Fund are newly authorized and will not be offered until consummation of the Reorganization, no shares were issued and outstanding as of the Record Date.

As of the Record Date, Board members and officers of the Trust, as a group, owned less than 1% of the Fund’s outstanding shares.

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FINANCIAL STATEMENTS AND EXPERTS

The audited financial statements of the Fund for its fiscal year ended September 30, 2022 have been incorporated herein by reference in reliance upon the report of Cohen & Company, Ltd., independent registered public accounting firm for the Fund, given on their authority as experts in accounting and auditing.

PRO FORMA FINANCIAL STATEMENTS

Pro forma financial information has not been prepared for the Reorganization because the Successor Fund is being reorganized into a newly organized series with no assets and liabilities that will commence investment operations upon completion of the Reorganization and continue the operations of the Fund. The Successor Fund will adopt the financial statements and financial history of the Fund upon consummation of the Reorganization.

OTHER MATTERS

The Trust’s Board members are not aware of any other matters that may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR OTHERWISE VOTE PROMPTLY

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EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (“Agreement”) is made as of April 17, 2023, by and between FundVantage Trust, a Delaware statutory trust (“FVT”), on behalf of its new series, the Polen Opportunistic High Yield Fund (the “Acquiring Fund”), and ALPS Series Trust, a Delaware statutory trust (“AST”), on behalf of its series, the Polen DDJ Opportunistic High Yield Fund (the “Target Fund” and, together with the Acquiring Fund, the “Funds”).

Other than the Acquiring Fund and the Target Fund, no other series of either FVT or AST are subject to this Agreement. Polen Capital Credit, LLC, a Massachusetts limited liability company (“Polen”), joins this Agreement solely for purposes of paragraphs 2.4, 4.3, 7.3, 8.2 and 9.2.

WHEREAS, the reorganization will consist of the transfer of all of the Assets (as defined in paragraph 1.2) of the Target Fund to the Acquiring Fund in exchange solely for the Acquiring Fund’s shares (collectively, the “Acquiring Fund Shares”) of beneficial interest having an aggregate net asset value equal to the value of the Target Fund’s net assets and the assumption by the Acquiring Fund of all of the Liabilities (as defined in paragraph 1.3) of the Target Fund, and the distribution of shares of the Acquiring Fund, of each respective share class, received by the Target Fund to the shareholders of Target Fund, in accordance with their respective interests in the Target Fund in complete liquidation of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”);

WHEREAS, this Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of the regulations under Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), and the Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code;

WHEREAS, the Acquiring Fund will be a series of FVT, an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Target Fund is a series of AST, an open-end management investment company registered pursuant to the 1940 Act;

WHEREAS, the Acquiring Fund is newly organized for the purpose of acquiring the Assets and assuming the Liabilities of the Target Fund;

WHEREAS, the Acquiring Fund is, and will be at the time of the Closing (as defined in paragraph 3.1), a shell series of FVT created for the purpose of acquiring the Assets and assuming the Liabilities of the Target Fund, and, prior to the Closing, will not commence operations or carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations);

WHEREAS, the Target Fund currently owns securities and other investments that are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the shareholders of the Target Fund will vote upon this plan of reorganization.

WHEREAS, the Board of Trustees of AST, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of AST, has determined that (1) participation in the Reorganization is in the best interests of the Target Fund, and (2) participation in the Reorganization will not dilute the interests of the existing shareholders of the Target Fund. The Board of Trustees of FVT, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of FVT, has determined that (1) participation in the Reorganization is in the best interests of the Acquiring Fund, and (2) participation in the Reorganization will not dilute the interests of the existing shareholders of the Acquiring Fund.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

Article I
THE REORGANIZATION AND FUND TRANSACTIONS

1.1 The Reorganization. Subject to the requisite approval of the Target Fund’s shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, as of the Closing Date (as defined in paragraph 3.1), AST shall cause the Target Fund to assign, deliver and otherwise transfer the Assets (as defined in paragraph 1.2) to the Acquiring Fund. In consideration of the foregoing, and the Acquiring Fund shall assume the Liabilities of the Target Fund and shall deliver to the Target Fund, full and fractional Acquiring Fund Shares (to the third decimal place). The number of Acquiring Fund Shares to be delivered shall be determined as set forth in paragraph 2.3.

1.2 Assets of the Target Fund. The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all rights of the Target Fund, cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, any deferred or prepaid expenses shown as an asset on the books of the Target Fund at the Effective Time (as defined in paragraph 2.5), books and records, and any other property owned by the Target Fund at the Effective Time (collectively, the “Assets”).

1.3 Liabilities of the Target Fund. The Target Fund will endeavor, consistent with its obligation to continue to pursue its investment objective and employ its investment strategies in accordance with the terms of its Prospectus, to discharge all its known liabilities and obligations to the extent possible before the Closing Date, other than those liabilities and obligations which otherwise would be discharged at a later date in the ordinary course of business or any liabilities or obligations that are intended to be assumed and paid by another person or entity (including Polen). Notwithstanding the foregoing, the Acquiring Fund shall assume all liabilities of the Target Fund, which assumed liabilities shall include all of the Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether arising in the ordinary course of business, whether determinable at the Closing Date, and whether specifically referred to in this Reorganization Agreement (collectively, the “Liabilities”).

1.4 Distribution of Acquiring Fund Shares. As soon as is reasonably practicable after the Closing, AST, on behalf of the Target Fund, will distribute the Acquiring Fund Shares of the Acquiring Fund received from FVT pursuant to paragraph 1.1 to the record holders of shares, respectively, of the Target Fund in accordance with their respective interests in the Target Fund determined as of the Effective Time (the “Target Fund Shareholders”) in complete liquidation of the Target Fund, and promptly after the Closing, AST will proceed to terminate the Target Fund in accordance with the applicable laws of the State of Delaware and the Declaration of Trust of AST, as amended from time to time (the “AST Declaration of Trust”). Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to each Target Fund Shareholder shall be equal to the aggregate net asset value of the then outstanding shares of the corresponding share class of the Target Fund (the “Target Fund Shares”), as described below, owned by each such Target Fund Shareholder at the Effective Time. The corresponding share class of the Acquiring Fund is the share class listed in the table below adjacent to the class of shares of the Target Fund:

Target Fund Share Class	Acquiring Fund Share Class
Class I	Institutional Class
Class II	Investor Class
Institutional	Class Y

All issued and outstanding shares of the Target Fund will simultaneously be redeemed and canceled on the books of the Target Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5 Recorded Ownership of Acquiring Fund Shares. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.6 Filing Responsibilities of Target Fund. Any reporting responsibility of the Target Fund for periods ending on or prior to the Closing Date, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, the Department of Revenue of Delaware, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund and the Acquiring Fund shall provide such assistance as the Target Fund may reasonably request in connection with the preparation and filing of such returns and other filings and in connection with any audit or other proceeding in respect of taxes. For the avoidance of doubt, any tax returns or financial reporting filings for periods ending after the Closing shall be the responsibility of the Acquiring Fund.

Article II
VALUATION

2.1 Net Asset Value of the Target Fund. The net asset value of each class of the Target Fund Shares shall be the net asset value computed as of the Effective Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation policies and procedures established by the Board of Trustees of FVT; provided, however, that such computation is consistent with the valuation policies and procedures of the Target Fund and in the event of any material inconsistency, the parties hereto shall confer and mutually agree on the valuation.

2.2 Net Asset Value of the Acquiring Fund.

2.2.1 The net asset value of the Institutional Class Shares of the Acquiring Fund shall be the same as the net asset value of the Class I Shares of the Target Fund;

2.2.2 the net asset value of the Y Class Shares of the Acquiring Fund shall be the same as the net asset value of the Institutional Class Shares of the Target Fund; and

2.2.3 the net asset value of the Investor Class Shares of the Acquiring Fund shall be the same as the net asset value of the Class II Shares of the Target Fund, all as computed in paragraph 2.1.

2.3 Calculation of Number of Acquiring Fund Shares.

(a) The number of Y Class Shares of the Acquiring Fund to be issued (including fractional shares to the third decimal place, if any) in connection with the Reorganization shall be equal to the number of full and fractional Institutional Class Shares of the Target Fund owned by Target Fund Shareholders at the Effective Time, all as computed in paragraphs 2.1 and 2.2.

(b) The number of Institutional Class Shares of the Acquiring Fund to be issued (including fractional shares to the third decimal place, if any) in connection with the Reorganization shall be equal to the number of full and fractional Class I Shares of the Target Fund owned by Target Fund Shareholders at the Effective Time, all as computed in paragraphs 2.1 and 2.2.

(c) The number of Investor Class of the Acquiring Fund to be issued (including fractional shares to the third decimal place, if any) in connection with the Reorganization shall be equal to the number of full and fractional Class II Shares of the Target Fund owned by Target Fund Shareholders at the Effective Time, all as computed in paragraphs 2.1 and 2.2.

2.4 Joint Direction of Calculation. All computations of value with respect to the Acquiring Fund shall be made by The Bank of New York Mellon, in its capacity as accounting agent for the Acquiring Fund. Such computations shall be evaluated by Polen, in its capacity as investment adviser and valuation designee (as such term is defined in Rule 2a-5 under the 1940 Act) for the Funds. If requested by either the Target Fund or the Acquiring Fund, such computations shall be subject to confirmation by the Target Fund’s fund accountant and/or the independent registered public accounting firm for the Acquiring Fund or Target Fund. All computations of value with respect to the Target Fund shall be made by the Acquiring Fund’s administrator in accordance with its regular practice as pricing agent. The Target Fund shall cause its administrator to deliver a copy of its valuation report to the Acquiring Fund promptly following the Closing.

2.5 Effective Time. The Effective Time shall be the time at which the Funds calculate their net asset values as set forth in their respective prospectuses (normally the close of regular trading on the New York Stock Exchange (“NYSE”)) on the business day immediately preceding the Closing Date (as defined in paragraph 3.1) or such earlier or later time and day as to which an authorized officer or each of the parties may agree in writing (the “Effective Time”).

Article III
CLOSING

3.1 Closing. The Reorganization, together with related acts necessary to consummate the same (“Closing”), shall occur at the principal offices of FundVantage Trust, located at 301 Bellevue Parkway, 2nd Floor, Wilmington, Delaware 19809 on or about July 24, 2023, or at such other place and/or on such other date as to which an authorized officer of each of the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately prior to the open of regular trading on the NYSE on the Closing Date unless otherwise agreed to in writing by the parties.

3.2 Transfer and Delivery of Assets. AST shall direct U.S. Bank, N.A. (“U.S. Bank”), as custodian for the Target Fund, to deliver, on the Closing Date, a certificate of an authorized officer stating that the Assets were delivered in proper form to the Acquiring Fund on the Closing Date. FVT shall direct BNY, as custodian for the Acquiring Fund, to deliver, on the Closing Date, a certificate of an authorized officer stating that the Assets were received in proper form by the Acquiring Fund on the Closing Date. The Acquiring Fund shall be responsible for paying all necessary transfer taxes in connection with the Delivery of the Assets, including, but not limited to, all applicable Federal, state and foreign stock transfer stamps, if any. The Target Fund’s portfolio securities represented by a certificate or other written instrument, if any, shall be presented by U.S. Bank, as custodian for the Target Fund, to those persons at BNY who have primary responsibility for the safekeeping of the assets of the Acquiring Fund. Such presentation shall be made for examination no later than five (5) business days preceding the Effective Time, and shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. U.S. Bank shall deliver to those persons at BNY who have primary responsibility for the safekeeping of the assets of the Acquiring Fund as of the Closing Date by book entry, in accordance with the customary practices of U.S. Bank and of each securities depository, as defined in Rule 17f-4 under the 1940 Act, in which the Target Fund’s Assets are deposited, the Target Fund’s Assets deposited with such depositories. The cash to be transferred by the Target Fund shall be delivered by wire transfer or other form of immediately available funds for the account of the Acquiring Fund on the Closing Date. To the extent that any of the Target Fund’s Assets are for any reason not transferred on the Closing, the Target Fund shall cause its Assets to be transferred in accordance with this Agreement at the earliest practicable date thereafter.

3.3 Share Records. AST shall direct AST Fund Services, Inc. in its capacity as transfer agent for the Target Fund (the “Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Target Fund Shareholders and the number, class and percentage ownership of outstanding Target Fund Shares owned by each such Target Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Secretary of the Target Fund on the Closing Date a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to the Target Fund on the Closing Date, or provide other evidence satisfactory to the Target Fund as of the Closing Date that such Acquiring Fund Shares have been credited to the Target Fund’s accounts on the books of the Acquiring Fund.

3.4 Postponement of Effective Time. In the event that at the Effective Time (a) the NYSE or another primary trading market for portfolio securities of the Target Fund (each, an “Exchange”) is closed to trading or trading thereupon is restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the reasonable judgment of FVT or AST, accurate appraisal of the value of the net assets of the Target Fund is impracticable, the Effective Time shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

Article IV
REPRESENTATIONS AND WARRANTIES

4.1 Representations and Warranties of AST. Except as has been fully disclosed to the Acquiring Fund in a written instrument executed by an officer of AST, AST, on behalf of the Target Fund, represents and warrants to FVT, on behalf of the Acquiring Fund, as follows:

(a) The Target Fund is a duly organized series of AST, which is a statutory trust duly established, validly existing and in good standing under Delaware law, with power under the AST Declaration of Trust and the By-Laws of AST, as amended from time to time (the “AST By-Laws”), to own all of its properties and assets and to carry on its business as it is presently conducted.

(b) AST is registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Target Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect. The Target Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by AST, on behalf of the Target Fund, of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, and such as may be required under state securities laws.

(d) The current prospectus and statement of additional information of the Target Fund and each prospectus and statement of additional information of the Target Fund used at all times prior to the date of this Agreement conform or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; provided, however, that the Target Fund makes no representation or warranty as to any information in the prospectus and statement of additional information of the Target Fund that does not specifically relate to the Target Fund; and provided, further, that the representations and warranties of this subparagraph (d) shall not apply to statements in or omissions from the materials described in this subparagraph (d) made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein.

(e) On the Closing Date, AST, on behalf of the Target Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets. To AST’s knowledge, FVT, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act.

(f) AST, on behalf of the Target Fund, is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of Delaware law or a material violation of the AST Declaration of Trust and AST By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which AST, on behalf of the Target Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which AST, on behalf of the Target Fund, is a party or by which it is bound.

(g) All material contracts or other commitments of the Target Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts and other similar instruments) will terminate without liability or obligation to the Target Fund on or prior to the Closing Date.

(h) Except as otherwise disclosed to and accepted by FVT, on behalf of the Acquiring Fund, in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to AST’s knowledge, threatened against the Target Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. AST, on behalf of the Target Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(i) The financial statements, including the notes thereto, the Financial Highlights and the Statement of Investments, of the Target Fund for the Target Fund’s fiscal year ended September 30, 2022 have been audited by Cohen & Company, Ltd., an independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Target Fund as of such dates, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such dates not disclosed therein.

(j) Since September 30, 2022, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Target Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund in writing. For the purposes of this subparagraph (j), a decline in net asset value per share of Target Fund Shares due to declines in market values of securities held by the Target Fund, the discharge of the Target Fund’s liabilities, or the redemption of Target Fund Shares by Target Fund Shareholders shall not constitute a material adverse change.

(k) On the Closing Date, all Returns (defined below) of the Target Fund required by law to have been filed by or provided to the applicable recipient by the Closing Date (taking into account any applicable extensions) shall have been filed or provided, and are or will be correct and complete in all material respects, and all Taxes (defined below) shown as due or required to be shown as due on the Returns shall have been paid or provision shall have been made for the payment thereof and any such unpaid taxes as of the date of the financial statements referred to in subsection (i) above are properly reflected on such financial statements. To the knowledge of AST, (1) no such Return is currently under audit by any Federal, state, local or foreign Tax authority; (2) no assessment has been asserted with respect to such Returns; (3) there are no levies, liens or other encumbrances on such Target Fund or its assets resulting from the non-payment of any Taxes; and (4) no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending. As used in this Agreement, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, withholding on amounts paid to or by any person), in the nature of a tax, together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax. “Return” means reports, returns, information returns, elections, agreements, declarations, or other documents of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto).

(l) For each taxable year since commencement of the Target Fund’s operation (and in the case of the taxable year that includes, but does not end on, the Closing Date, for that portion of such taxable year ending with the Closing), the Target Fund: (i) has been (or is expected to be) a “fund”, as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code, (ii) has met (or is expected to meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” (“RIC”) and has elected to be treated as such, (iii) has been (or is expected to be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and (iv) has not been (and is not expected to be), liable for any material income or excise tax under Section 852 or 4982 of the Code. The Target Fund has paid or made provision for the payment of any Tax liability under Sections 852 or 4982 of the Code for any period ended on or before the Closing Date. The Target Fund has not taken any action or caused any action to be taken or caused any action to fail to be taken which action or failure could reasonably be expected to cause the Target Fund to fail to qualify as a RIC. The Target Fund does not have (and is not expected to have as of Closing) current or accumulated earnings and profits accumulated in any taxable year for which the provisions of Part I of Subchapter M of the Code (or the corresponding provisions of prior law) did not apply to the Target Fund.

(m) All issued and outstanding shares of the Target Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by AST have been offered and sold in every state and the District of Columbia, as applicable, in compliance with applicable registration requirements and state securities laws. All of the issued and outstanding shares of the Target Fund will, at the Effective Time, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Target Fund, as provided in paragraph 3.3. The Target Fund does not have any outstanding options, warrants or other rights to subscribe for or purchase any of the shares of the Target Fund, nor is there outstanding any security convertible into any of the Target Fund’s shares.

(n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of AST, on behalf of the Target Fund, and, subject to the approval of the shareholders of the Target Fund, this Agreement will constitute a valid and binding obligation of AST, on behalf of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The information to be furnished by the Target Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal, state, and local securities and other laws and regulations thereunder applicable thereto.

(p) The Proxy Statement/Prospectus (as defined in paragraph 5.3), insofar as it relates to the Target Fund, will, from the effective date of the Proxy Statement/Prospectus through the date of the meeting of the Target Fund’s Shareholders contemplated therein and at the Closing, (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement/ Prospectus made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein.

(q) For each year of its operation since inception and following an initial two-year term, the Target Fund’s investment advisory agreement with Polen has been properly approved by the Board of Trustees of AST pursuant to Section 15(c) of the 1940 Act.

(r) All information provided or identified in writing by the Target Fund to the Acquiring Fund in response to formal due diligence requests relating to the Target Fund are true and correct in all material respects and contain no material misstatements or omissions with respect to the operation of the Target Fund as of the date hereof.

(s) Neither AST nor the Target Fund is under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(t) AST, on behalf of the Target Fund, does not have any unamortized or unpaid organizational fees or expenses. There is no inter-corporate indebtedness existing between the Target Fund and the Acquiring Fund that was issued, acquired, or will be settled at a discount.

(u) The Target Fund has not changed its taxable year end within the most recent 60-month period ending on the last day of the month immediately preceding the Closing Date of the Reorganization, and it does not intend to change its taxable year end prior to the Closing Date.

4.2 Representations and Warranties of FVT. Except as has been fully disclosed to the Target Fund in a written instrument executed by an officer of FVT, FVT, on behalf of the Acquiring Fund, represents and warrants to AST, on behalf of the Target Fund, as follows:

(a) The Acquiring Fund will be a duly established series of FVT, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with power under its Declaration of Trust and By-Laws, each as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted, and to enter into this Agreement and perform its obligations hereunder.

(b) FVT is registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Acquiring Fund’s Shares under the 1933 Act shall be in full force and effect prior to the Closing Date, and no stop order suspending such effectiveness will have been instituted or, to the knowledge of Acquiring Fund, threatened by the Commission.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by FVT on behalf of the Acquiring Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws.

(d) The current prospectus, statement of additional information, shareholder reports, marketing and other related materials of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; provided, however, that the representations and warranties of this subparagraph (d) shall not apply to statements in or omissions from the materials described in this subparagraph (d) made in reliance upon and in conformity with information that was furnished by the Target Fund for use therein.

(e) At the Closing Date, FVT, on behalf of the Acquiring Fund, will have good and marketable title to the Acquiring Fund’s assets, if any, free of any liens or other encumbrances.

(f) FVT, on behalf of the Acquiring Fund, is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of Delaware law or a material violation of its Declaration of Trust and By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which FVT, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which FVT, on behalf of the Acquiring Fund, is a party or by which it is bound.

(g) Except as otherwise disclosed to and accepted by AST, on behalf of the Target Fund, in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to FVT’s knowledge, threatened against the Acquiring Fund or any of its property or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition, the conduct of its business or its ability to consummate the transactions contemplated by this Agreement. FVT, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated. At the Closing, the Acquiring Fund will have no assets (except amounts necessary for its formation or registration) and no liabilities. The Acquiring Fund has not commenced operations and will not commence operations until after the Closing.

(h) The Acquiring Fund will not have had any assets (other than the consideration received in exchange for the issuance of the Initial Share) or commenced investment operations or engaged in any business activities at any time prior to the Closing. As of the time immediately following the Closing, the Target Fund’s Shareholders will own all of the outstanding Acquiring Fund shares. As of the time immediately following the Closing and for its taxable year that includes the Closing Date, the Acquiring Fund will be treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code and intends to take all steps necessary to meet the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a RIC.

(i) The Acquiring Fund shares to be issued and delivered to the Target Fund, for the account of the Target Fund’s Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund shares, will be fully paid and non-assessable by FVT, and will have been issued in every state and the District of Columbia in compliance in all material respects with applicable registration requirements and applicable securities laws. The Acquiring Fund does not have any outstanding options, warrants or other rights to subscribe for or purchase any of the shares of the Acquiring Fund, nor is there outstanding any security convertible into any of the Acquiring Fund’s shares.

(j) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of FVT, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(k) The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal, state and local securities and other laws and regulations applicable thereto.

(l) The Proxy Statement/Prospectus (as defined in paragraph 5.3), insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, from the effective date of the Proxy Statement/ Prospectus through the date of the meeting of the Target Fund’s Shareholders contemplated therein and at the Closing (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (l) shall not apply to statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Target Fund or Polen for use therein.

(m) Prior to the Closing Date, the Board of Trustees and officers of FVT shall have taken all actions as are necessary under the 1933 Act, 1934 Act, 1940 Act and any applicable state securities laws for the Acquiring Fund to commence operations as a registered open-end management investment company, including, without limitation, that the Acquiring Fund’s Investment Advisory Agreement with Polen will have been properly approved by the Board of Trustees of FVT pursuant to Section 15(c) of the 1940 Act. FVT has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act and, at the Closing Date, such policies and procedures will have been appropriately tailored to address the business of the Acquiring Fund.

(n) All information provided or identified in writing by the Acquiring Fund to the Target Fund in response to formal due diligence requests relating to the Acquiring Fund are true and correct in all material respects and contain no material misstatements or omissions with respect to the operation of the Acquiring Fund as of the date hereof.

(o) The Acquiring Fund: (i) was formed solely for the purpose of effecting the Reorganization, (ii) is not (and will not be as of the Closing Date) classified as a partnership, and instead is (and will be as of the Closing Date) classified as an association that is subject to Tax as a corporation for federal income tax purposes, (iii) has not filed any income tax return, and intends to qualify to be a regulated investment company under Subchapter M of the Code for its taxable year which includes the Closing Date, (iv) holds and has held no property (other than the consideration received in exchange for the issuance of the Initial Share) and has and has had no Tax attributes, and (v) is a “fund,” as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation under Section 851(g)(1) of the Code. The Acquiring Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. There shall be no issued and outstanding shares of the Acquiring Fund prior to the Closing Date other than an initial share (“Initial Share”) issued to the Adviser or an affiliate thereof (the “Sole Shareholder”) in exchange for $10.00 for the sole purpose of allowing the Sole Shareholder to approve certain organizational items on behalf of the Acquiring Fund. The Initial Share shall be redeemed and cancelled by the Acquiring Fund in exchange for the same value per share immediately prior to the Closing.

(p) Neither FVT nor the Acquiring Fund is under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(q) No consideration other than the Acquiring Fund Shares, and the Acquiring Fund’s assumption of the Target Fund’s Liabilities, will be issued in exchange for the Target Fund’s assets in the Reorganization.

4.3 Representations and Warranties of Polen. Polen represents and warrants to FVT, on behalf of the Acquiring Fund, and to AST, on behalf of the Target Fund, as follows:

(a) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of Polen, and, subject to the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of Polen, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(b) All information provided or identified in writing by Polen to FVT or the Acquiring Fund in response to formal due diligence requests relating to Polen or the Target Fund are true and correct in all material respects and contain no material misstatements or omissions with respect to Polen or the operation of the Target Fund as of the date hereof.

(c) Polen has reviewed the representations and warranties of AST set forth in Article IV of this Agreement and, to the knowledge of such party, each such representation and warranty is true and correct as of the Closing Date.

Article V
COVENANTS AND AGREEMENTS

5.1 Conduct of Business. The Acquiring Fund and the Target Fund each will operate its business in the ordinary course consistent with past practice between the date hereof and the Closing Date, it being understood that such ordinary course of business with respect to the Target Fund will include the declaration and payment of customary dividends and other distributions, and any other distribution that may be advisable as reasonably determined by the Target Fund.

5.2 Form N-14 Registration Statement. FVT shall file a registration statement on Form N-14 (“Registration Statement”) with the Commission and use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable.

5.3 Mailing of Proxy Statement/Prospectus. FVT shall mail to each shareholder of record of the Target Fund entitled to vote at the meeting of the Target Fund’s shareholders at which action on the Agreement is to be considered, in sufficient time to comply with requirements as to notice thereof, a combined proxy statement/prospectus that complies in all material respects with the applicable provisions of the 1933 Act, Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations thereunder (the “Proxy Statement/Prospectus”).

5.4 Meeting of Shareholders. AST will call a meeting of the Target Fund Shareholders to consider and vote upon the approval of the Reorganization and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.5 No Distribution of Acquiring Fund Shares. The Target Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.6 Information. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund Shares.

5.7 Other Necessary Action. Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.8 Proxy Statement/Prospectus. The Target Fund will provide the Acquiring Fund with information regarding the Target Fund, and the Acquiring Fund will provide the Target Fund with information regarding the Acquiring Fund, reasonably necessary for the preparation of the Proxy Statement/Prospectus in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the Target Fund Shareholders to consider and vote upon the approval of the Reorganization.

5.9 Liquidating Distribution. As soon as is reasonably practicable after the Closing, the Target Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.10 Best Efforts. The Acquiring Fund and the Target Fund shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent set forth in Article VI to effect the transactions contemplated by this Agreement as promptly as practicable.

5.11 Other Instruments. FVT, on behalf of the Acquiring Fund, and AST, on behalf of the Target Fund, each covenants that it will, from time to time, as and when reasonably requested by the other party, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the other party may reasonably deem necessary or desirable in order to vest in and confirm (a) AST’s, on behalf of the Target Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) FVT, on behalf of the Acquiring Fund, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.12 Regulatory Approvals. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing.

5.13 Qualification as a “Regulated Investment Company.” The Acquiring Fund will (a) elect to be a RIC for its taxable year that includes the Closing Date; and (b) at all times prior to and subsequent to making such election, take all steps necessary to ensure that it qualifies for federal income tax purposes as a RIC and that it is eligible to compute its U.S. federal income tax under Section 852 of the Code for the taxable year that includes the Closing Date.

Article VI
CONDITIONS PRECEDENT

6.1 Conditions Precedent to Obligations of AST. The obligations of AST, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at AST’s election, to the following conditions:

(a) All representations and warranties of FVT, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

(b) FVT, on behalf of the Acquiring Fund, shall have delivered to the Target Fund a certificate executed in the name of the Acquiring Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to AST, and dated as of the Closing Date, to the effect that the representations and warranties of FVT, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as AST may reasonably request.

(c) FVT, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by FVT, on behalf of the Acquiring Fund, on or before the Closing Date.

(d) The Target Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

(e) That FVT, on behalf of the Acquiring Fund, will have executed and delivered to the Target Fund an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the liabilities of the Target Fund existing at the Effective Time in connection with the transactions contemplated by this Agreement.

(f) That all proceedings taken by or on behalf of the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto will be satisfactory in form and substance to the Target Fund and Davis Graham & Stubbs LLP.

(g) AST shall have received on the Closing Date the opinion of Troutman Pepper Hamilton Sanders LLP, counsel to FVT, dated as of the Closing Date and in a form satisfactory to AST, covering the following points:

(1) FVT is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of the Acquiring Fund’s assets and to carry on its business, including that of the Acquiring Fund, as a registered open-end management investment company;

(2) This Agreement has been duly authorized, executed and delivered by FVT, on behalf of the Acquiring Fund, and assuming due authorization, execution and delivery of this Agreement by AST, is a valid and binding obligation of FVT, on behalf of the Acquiring Fund, enforceable against FVT in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

(3) The Acquiring Fund Shares to be issued to the Target Fund Shareholders as provided by this Agreement are duly authorized, upon such delivery will be validly issued and outstanding, and will be fully paid and non-assessable by FVT and no Acquiring Fund Shareholder has any preemptive rights to subscription or purchase in respect thereof;

(4) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a material violation of FVT’ Declaration of Trust or By-Laws or any provision of any agreement (known to such counsel) to which FVT is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which FVT is a party or by which it is bound;

(5) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required to be obtained by FVT in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act;

(6) FVT is a registered investment company classified as a management company of the open-end type with respect to each series and class of shares it offers, including those of the Acquiring Fund, under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act shall be in full force and effect prior to Closing;

(7) To the knowledge of such counsel, and except as otherwise disclosed to AST pursuant to paragraph 4.2(g) of this Agreement, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to FVT or the Acquiring Fund and neither FVT nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business; and

(8) To the knowledge of such counsel, and without any independent investigation, the Registration Statement has become effective under the 1933 Act, and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act.

(h) In connection with the opinions contemplated by Section 6.1(g), it is understood that counsel may reasonably rely upon the representations made in this Agreement as well as certificates of officers of FVT.

6.2 Conditions Precedent to Obligations of FVT. The obligations of FVT, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at FVT election, to the following conditions:

(a) All representations and warranties of AST, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

(b) AST shall have delivered to the Acquiring Fund a statement of the Target Fund’s Assets and Liabilities, as of the Effective Time, that is prepared in accordance with GAAP and certified by the Treasurer of AST.

(c) AST shall have delivered as of the Closing Date or as soon as reasonably practicable thereafter to the Acquiring Fund all books, records, financial statements and any related notes or other supporting statements, including FASB ASC 740-10 (formerly FIN 48) work papers, pertaining to tax compliance matters of the Target Fund and in the Target Fund’s possession, relating to any taxable years of the Target Fund not closed by the applicable Tax statute of limitations.

(d) AST, on behalf of the Target Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Target Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of AST, on behalf of the Target Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as FVT may reasonably request.

(e) AST, on behalf of the Target Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by AST, on behalf of the Target Fund, on or before the Closing Date.

(f) The Target Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

(g) FVT shall have received on the Closing Date the opinion of Davis Graham & Stubbs LLP, counsel to AST, covering the following points:

(1) AST is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own and dispose of all of the Target Fund’s assets and to carry on its business, including that of the Target Fund, as a registered open-end management investment company;

(2) This Agreement has been duly authorized by AST, on behalf of the Target Fund, and assuming that the Registration Statement and the Proxy Statement/Prospectus comply with the 1933 Act, the 1934 Act and the 1940 Act, and assuming the approval of this Agreement by the holders of the outstanding shares of the Target Fund and assuming the due authorization, execution and delivery of this Agreement by all other parties, is a valid and binding obligation of AST on behalf of the Target Fund, enforceable against AST in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

(3) The execution and delivery of this Agreement did not, and the performance by AST of its obligations hereunder will not, result in a material violation of the AST Declaration of Trust or AST By-Laws;

(4) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by AST of the transactions contemplated herein, except such as have been obtained;

(5) AST is registered with the Commission as an open-end management investment company under the 1940 Act, and, to such counsel’s knowledge, its registration with the Commission is in full force and effect prior to Closing; and

(6) To the knowledge of such counsel, and except as otherwise disclosed to FVT in writing, no material legal proceedings are presently pending against the Target Fund or AST relating to the Target Fund.

(h) In connection with the opinions contemplated by Section 6.2(g), it is understood that counsel may reasonably rely upon the representations made in this Agreement as well as certificates of officers of AST.

6.3 Other Conditions Precedent. If any of the conditions set forth in this paragraph 6.3 have not been satisfied on or before the Closing Date, FVT, on behalf of the Acquiring Fund, or AST, on behalf of the Target Fund, shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

(a) This Agreement and the transactions contemplated herein shall have been approved by (i) the affirmative vote of at least a majority of the Trustees of the Target Fund (including a majority of those Trustees who are not “interested persons”, as defined in Section 2(a)(19) of the 1940 Act, of the Target Fund); (ii) the affirmative vote of at least a majority of the Trustees of the Acquiring Fund (including a majority of those Trustees who are not “interested persons”, as defined in Section 2(a)(19) of the 1940 Act, of the Acquiring Fund); and (iii) the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the AST’s Declaration of Trust and AST By-Laws, applicable Delaware law and the 1940 Act and the regulations thereunder, and certified copies of the resolutions evidencing the approval in section (iii) of this paragraph shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, FVT and AST, on behalf of either the Acquiring Fund or the Target Fund, respectively, may not waive the conditions set forth in this paragraph 6.3(a).

(b) On the Closing Date, no action, suit or other proceeding shall be pending or, to the knowledge of FVT or AST, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

(c) All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by FVT and AST to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions.

(d) The Registration Statement, including the Proxy Statement/Prospectus, shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

(e) It is the intention of the parties that the Reorganization will qualify as a reorganization with the meaning of Section 368(a)(1)(F) of the Code. None of the parties to this Agreement shall take any action or cause any action to be taken (including, without limitation the filing of any Tax Return) that is inconsistent with such treatment or results in the failure of a Reorganization to qualify as a reorganization with the meaning of Section 368(a)(1)(F) of the Code. At or prior to the Closing Date, the parties to this Reorganization Agreement will take such reasonable actions, or cause such actions to be taken, as is reasonably necessary to enable Troutman Pepper Hamilton Sanders LLP to render the tax opinion contemplated in this Reorganization Agreement.

(f) FVT, on behalf of the Acquiring Fund, and AST, on behalf of the Target Fund, shall each have received an opinion of Troutman Pepper Hamilton Sanders LLP, in a form acceptable to Davis Graham & Stubbs LLP, as to federal income tax matters (the “Tax Opinion”) substantially to the effect that, based on the facts, representations and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(1) The acquisition by the Acquiring Fund of all of the Assets of the Target Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Target Fund, followed by the Target Fund’s distribution of the Acquiring Fund Shares pro rata to its shareholders in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(2) Pursuant to Sections 361(a) and 357(a) of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of all of its Assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Target Fund.

(3) Pursuant to Section 1032(a) of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the Assets of the Target Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Target Fund.

(4) Pursuant to Section 361(c)(1) of the Code, no gain or loss will be recognized by the Target Fund upon the distribution (whether actual or constructive) of the Acquiring Fund Shares by the Target Fund to its shareholders in complete liquidation of the Target Fund pursuant to the Agreement.

(5) Pursuant to Section 362(b) of the Code, the tax basis of each Asset of the Target Fund transferred to the Acquiring Fund in the Reorganization will be the same as the tax basis of such Asset in the hands of the Target Fund immediately prior to the Reorganization.

(6) Pursuant to Section 1223(2) of the Code, the holding periods of the Assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such Assets were held by the Target Fund (except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period).

(7) Pursuant to Section 354(a) of the Code, no gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund Shares solely for the Acquiring Fund Shares (including fractional shares to which they may be entitled).

(8) Pursuant to Section 358(a)(1) of the Code, the aggregate tax basis of the Acquiring Fund Shares received by a shareholder of the Target Fund in the Reorganization (including fractional shares to which the shareholder may be entitled) will be the same as the aggregate tax basis of the Target Fund Shares exchanged therefor.

(9) Pursuant to Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each shareholder of the Target Fund (including fractional shares to which the shareholder may be entitled) will include such shareholder’s holding period of the Target Fund Shares exchanged therefor, provided that the shareholder held such Target Fund Shares as a capital asset on the date of the exchange.

(10) Under Section 1.381(b)-1(a)(2) of the income tax regulations issued by the United States Department of the Treasury (the “Treasury Regulations”), the Acquiring Fund will be treated for purposes of section 381 of the Code just as the corresponding Acquired Fund would have been treated if there had been no Reorganization; the items of the Target Fund, if any, described in Section 381(c) of the Code will be taken into account by the Successor Fund as if there had been no Reorganization, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code, if applicable, and the Treasury Regulations promulgated thereunder; and the taxable year of the Acquired Fund will not end on the date of the Reorganization merely because of the closing of the Reorganization.

No opinion will be expressed as to (1) the effect of a Reorganization on the Target Fund or the Acquiring Fund with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code; (2) the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under U.S. federal income tax principles upon the transfer of such asset regardless of whether such transfer would otherwise be a non-recognition transaction; (3) the effect of a Reorganization on the Target Fund with respect to any transferred asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes under a mark-to-market system of accounting (including under Section 1256 of the Code); or (4) any other U.S. federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

The delivery of such opinion is conditioned upon customary assumptions and the receipt by Troutman Pepper Hamilton Sanders LLP of representations it shall reasonably request of FVT, on behalf of the Acquiring Fund, and of AST, on behalf of the Target Fund, and the Target Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this paragraph 6.3(e).

(g) U.S. Bank and BNY shall each have delivered such certificate(s) or other documents as set forth in paragraph 3.2.

(h) The Transfer Agent shall have delivered to FVT a certificate of its authorized officer as set forth in paragraph 3.3.

(i) The Acquiring Fund shall have issued and delivered to the Secretary of the Target Fund the confirmation as set forth in paragraph 3.3.

(j) Each party shall have delivered to the other such bills of sale, checks, assignments, receipts or other documents as reasonably requested by such other party or its counsel.

Article VII
INDEMNIFICATION

7.1 Indemnification by FVT. FVT, solely out of the Acquiring Fund’s assets and property, agrees to indemnify and hold harmless AST and each of its trustees, officers, employees and agents and the Target Fund (the “AST Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the AST Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by FVT or the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any grossly negligent, intentional or fraudulent act, omission or error of AST or its trustees, officers or agents or the Target Fund.

7.2 Indemnification by AST. AST, solely out of the Target Fund’s assets and property, agrees to indemnify and hold harmless FVT and each of its trustees, officers, employees and agents and the Acquiring Fund (the “FVT Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the FVT Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by AST or the Target Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any grossly negligent, intentional or fraudulent act, omission or error of FVT or its trustees, officers or agents or the Acquiring Fund.

7.3 Indemnification by Polen. Polen agrees to indemnify and hold harmless the AST Indemnified Parties from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the AST Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (i) any breach by Polen of any of its representations, warranties, covenants or agreements set forth in this Agreement, or (ii) any breach by AST, on behalf of the Target Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement if and to the extent that such breach was caused directly or indirectly by Polen in performing its duties or responsibilities to the Target Fund pursuant to the advisory agreement between FVT and Polen with respect to the Target Fund.

7.4 Liability of AST. FVT understands and agrees that the obligations of AST, on behalf of the Target Fund, under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of AST on behalf of AST personally, but bind only AST on behalf of the Target Fund and the Target Fund’s property. Moreover, no series of AST other than the Target Fund shall be responsible for the obligations of AST hereunder, and all persons shall look only to the assets of the Target Fund to satisfy the obligations of the Target Fund hereunder. FVT represents that it has notice of the provisions of the Declaration of Trust of AST disclaiming shareholder and trustee liability for acts or obligations of the Target Fund.

7.5 Liability of FVT. AST understands and agrees that the obligations of FVT, on behalf of the Acquiring Fund, under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of FVT on behalf of FVT personally, but bind only FVT on behalf of the Acquiring Fund and the Acquiring Fund’s property. Moreover, no series of FVT other than the Acquiring Fund shall be responsible for the obligations of FVT hereunder, and all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder. AST represents that it has notice of the provisions of the Declaration of Trust of FVT disclaiming shareholder and trustee liability for acts or obligations of the Acquiring Fund.

Article VIII
BROKERAGE FEES AND EXPENSES

8.1 No Broker or Finder Fees. The Acquiring Fund and the Target Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

8.2 Expenses of Reorganization. Polen will bear all of the expenses of AST and FVT relating to the Reorganization, whether or not the Reorganization is consummated. The costs of the Reorganization shall include, but not be limited to, the preparation, printing, and mailing of one or more prospectus/proxy statements and any other proxy or solicitation materials relating to the transactions contemplated by this Agreement, the fees and expenses of any proxy solicitation firm, including any costs associated with obtaining beneficial ownership information, retained by Polen, the cost of any consents provided by the Target Fund’s independent registered public accounting firm in connection with any registration statements on Form N-14 or Form N-1A to be filed by FVT with respect to the Acquiring Fund, legal fees, accounting fees, transfer agent and custodian conversion costs, run off insurance policy premiums, expenses of holding shareholders’ meetings and special meetings of the Board of Trustees of AST, if any, other related administrative or operational costs and any fees or costs to terminate the Target Fund’s blue sky registrations. For the avoidance of doubt, (i) expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a RIC or the disqualification of the Reorganization as a tax-free reorganization under Section 368(a)(1)(F) of the Code, and (ii) it is intended that Polen (or an entity under common ownership thereof) will pay or assume only those expenses of the Acquiring Fund, the Target Fund and the Target Fund Shareholders that are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187). To the knowledge of the FVT and AST, the Target Funds’ Shareholders will be responsible for their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization.

Article IX
AMENDMENTS AND TERMINATION

9.1 Amendments. This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of FVT or AST, on behalf of either the Acquiring Fund or the Target Fund, respectively; provided, however, that following the approval of this Agreement by the Target Fund Shareholders pursuant to paragraph 6.3(a) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval. Any amendment must be in a writing signed by the parties hereto to be bound by such amendment.

9.2 Termination. This Agreement may be terminated at any time prior to the Closing Date by: (i) mutual agreement of FVT and AST; (ii) by either FVT or AST if one or more other parties shall have materially breached its obligations under this Agreement or made a material misrepresentation herein or in connection herewith; (iii) by FVT if any condition precedent to its obligations set forth herein has not been fulfilled or waived by FVT and reasonably appears that it will not or cannot be met; or (iv) by AST if any condition precedent to its obligations set forth herein has not been fulfilled or waived by AST and reasonably appears that it will not or cannot be met. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective trustees or officers, except for (i) any such material breach or intentional misrepresentation, (ii) the parties’ respective obligations under paragraphs 7.1, 7.2, and 7.3 as to each of which all remedies at law or in equity of the party adversely affected shall survive and (iii) Polen’s obligations under paragraph 8.2 shall survive.

Article X
NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by e-mail and overnight delivery addressed as follows:

If to FVT:

JW Fund Management LLC

1636 N. Cedar Crest Blvd., #161

Allentown, PA 18104

Attention: Joel Weiss

Telephone No.: 856-528-3500

Email: jweiss@jwfundmgmt.com

With a copy (which shall not constitute notice) to:

Troutman Pepper Hamilton Sanders LLP

3000 Two Logan Square

Philadelphia, PA 19103

Attn: John M. Ford

Email: john.ford@troutman.com

If to AST:

ALPS Series Trust

1290 Broadway, Suite 100

Denver, CO 80203

Attention: Lucas Foss

Email: lucas.foss@sscinc.com

With a copy (which shall not constitute notice) to:

Davis Graham & Stubbs LLP

1550 17th Street, Suite 500

Denver, CO 80202

Attn: Peter H. Schwartz, Esq.

Email: peter.schwartz@dgslaw.com

If to Polen:

Polen Capital Credit, LLC

1075 Main Street

Waltham, MA

Attention: Josh McCarthy

Telephone No.: (781) 283 8511

Email: jlmccarthy@polencapital.com

With a copy (which shall not constitute notice) to:

Troutman Pepper Hamilton Sanders LLP

3000 Two Logan Square

Philadelphia, PA 19103

Attn: John M. Ford

Email: john.ford@troutman.com

Article XI
MISCELLANEOUS

11.1 Entire Agreement. AST and FVT agree that they have not made any representation, warranty or covenant, on behalf of either the Target Fund or the Acquiring Fund, respectively, not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

11.2 Survival. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith, and the obligations with respect to indemnification contained in paragraphs 7.1, 7.2 and 7.3, shall survive the Closing.

11.3 Headings. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

11.4 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

11.5 Assignment. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.6 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all taken together shall constitute one agreement. An electronic (e.g., PDF) signature of an authorized officer of a party hereto on this Agreement and/or any transfer or closing document shall have the same effect as it executed in the original by such officer.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement and Plan of Reorganization to be executed as of the day and year first written above.

FUNDVANTAGE TRUST

By:	/s/ Joel L. Weiss
Name:	Joel L. Weiss
Title:	President

ALPS SERIES TRUST

By:	/s/ Lucas Foss
Name:	Lucas Foss
Title:	President

POLEN CAPITAL CREDIT, LLC

By:	/s/ Joshua L. McCarthy
Name:	Joshua L. McCarthy
Title:	General Counsel

EXHIBIT B

COMPARISON OF FUNDAMENTAL INVESTMENT RESTRICTIONS OF
THE SUCCESSOR FUND AND THE FUND

	Fund Polen DDJ Opportunistic High Yield Fund	Successor Fund Polen Opportunistic High Yield Fund
Borrowing; Senior Securities

The Fund may not borrow money, except to the extent permitted under the 1940 Act.

The Fund may not issue any senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

The Successor Fund may not borrow money, except as permitted under the 1940 Act and the rules and regulations thereunder.

The Successor Fund may not issue senior securities, except as permitted under the 1940 Act and the rules and regulations thereunder.

Lending Portfolio Securities; Loans	The Fund may not make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies; provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities.	The Successor Fund may not make loans, except loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, bank loans, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan.
Underwriting	The Fund may not act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.	The Successor Fund may not underwrite any issue of securities, except to the extent that the Successor Fund may be considered to be acting as underwriter in connection with the purchase or sale of any portfolio security.
Real Estate	The Fund may not purchase or sell real estate, although the Fund may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and they may acquire and dispose of real estate or interests in real estate acquired through the exercise of their rights as a holder of debt obligations secured by real estate or interests therein.	The Successor Fund may not purchase or sell real estate, although the Successor Fund may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and the Successor Fund may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

B-1

	Fund Polen DDJ Opportunistic High Yield Fund	Successor Fund Polen Opportunistic High Yield Fund
Commodities	The Fund may not purchase or sell commodities, unless acquired as a result of ownership of securities or other instruments; however, this restriction shall not prevent the Fund from engaging in transactions involving swaps, futures contracts, forward contracts, options or other derivative instruments, investing in securities that are secured by commodities or investing in companies or other entities that are engaged in a commodities or commodities trading business or that have a significant portion of their assets in commodities-related investments, subject to restrictions described in the Fund’s Prospectus and Statement of Additional Information.	The Successor Fund may not purchase or sell commodities, unless acquired as a result of ownership of securities or other instruments; however, this restriction shall not prevent the Successor Fund from engaging in transactions involving swaps, futures contracts, forward contracts, options or other derivative instruments, investing in securities that are secured by commodities or investing in companies or other entities that are engaged in a commodities or commodities trading business or that have a significant portion of their assets in commodities-related investments, subject to restrictions described in the Successor Fund’s Prospectus and Statement of Additional Information.
Industry Concentration	The Fund may not purchase securities which would cause 25% or more of the value of its total assets at the time of the purchase to be directly invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries (excluding obligations issued or guaranteed by the U.S. Government or any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions).	The Successor Fund may not invest 25% or more of the value of the Successor Fund’s assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to securities issued by other investment companies. For purposes of this limitation, states, municipalities and their political subdivisions are not considered to be part of any industry.

B-2

EXHIBIT C

FINANCIAL HIGHLIGHTS FOR THE FUND

The Successor Fund will adopt the financial statements of the Fund, the accounting survivor of the Reorganization. The audited and unaudited financials of the Fund are included in the Fund’s Annual Report and Semi-Annual Report, respectively, which are incorporated herein by reference.

The financial highlights tables that follow are intended to help you understand the Fund’s financial performance for the past five years. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in shares of the Fund, assuming all dividends and distributions were reinvested.

The financial highlights for the period ended September 30, 2022 have been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose unqualified report thereon, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request. Information for the period ending March 31, 2023 will be unaudited and will not be available until distribution of the Fund’s semi-annual report in June of 2023.

C-1

POLEN DDJ OPPORTUNISTIC HIGH YIELD FUND

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Fund for each fiscal period shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen & Company, Ltd. (“Cohen”), the Fund’s independent registered public accounting firm. Cohen’s report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request and free of charge by calling the Fund at 1-844-363-4898.

INSTITUTIONAL CLASS

For a Share Outstanding Throughout the Periods Presented

	For the Year Ended September 30, 2022		For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$8.59		$8.10	$8.72	$9.53	$10.04

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(a)	0.49		0.52	0.60 (b)	0.83	0.84
Net realized and unrealized gain/(loss) on investments	(1.50)		0.48	(0.63)	(0.82)	(0.43)
Total from investment operations	(1.01)		1.00	(0.03)	0.01	0.41

LESS DISTRIBUTIONS:
From net investment income	(0.51)		(0.51)	(0.59)	(0.82)	(0.82)
From net realized gains on investments	(0.00	)(c)	-	-	-	(0.10)
Total Distributions	(0.51)		(0.51)	(0.59)	(0.82)	(0.92)

REDEMPTION FEES ADDED TO PAID-IN-CAPITAL	0.00	(c)	-	-	-	-
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.52)		0.49	(0.62)	(0.81)	(0.51)
NET ASSET VALUE, END OF PERIOD	$7.07		$8.59	$8.10	$8.72	$9.53

TOTAL RETURN(d)	(12.23)%		12.61%	(0.03)%	0.12%	4.26%

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$257,043		$243,732	$135,801	$20,367	$8,801
RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	0.89%		0.99%	1.24%	3.01%	3.81%
Operating expenses including reimbursement/waiver	0.79%		0.79%	0.79%	0.79%	0.79%
Net investment income including reimbursement/waiver	6.12%		6.07%	7.36%	9.14%	8.56%
PORTFOLIO TURNOVER RATE	36%		74%	66%	43%	147%

(a)	Calculated using the average shares method.
(b)	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
(c)	Less than $0.005 per share.
(d)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

C-2

CLASS I

For a Share Outstanding Throughout the Periods Presented

	For the Year Ended September 30, 2022		For the Year Ended September 30, 2021		For the Year Ended September 30, 2020		For the Year Ended September 30, 2019		For the Year Ended September 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$8.58		$8.09		$8.72		$9.54		$10.04

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(a)	0.43		0.52		0.61	(b)	0.84		0.81
Net realized and unrealized gain/(loss) on investments	(1.45)		0.48		(0.64)		(0.83)		(0.39)
Total from investment operations	(1.02)		1.00		(0.03)		0.01		0.42

LESS DISTRIBUTIONS:
From net investment income	(0.45)		(0.51)		(0.60)		(0.83)		(0.82)
From net realized gains on investments	(0.00	)(c)	-		-		-		(0.10)
Total Distributions	(0.45)		(0.51)		(0.60)		(0.83)		(0.92)

REDEMPTION FEES ADDED TO PAID-IN-CAPITAL	-		-		-		-		0.00	(c)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.47)		0.49		(0.63)		(0.82)		(0.50)
NET ASSET VALUE, END OF PERIOD	$7.11		$8.58		$8.09		$8.72		$9.54

TOTAL RETURN(d)	(12.25)%		12.63%		(0.11)%		0.16%		4.42%

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$12		$708		$668		$719		$723
RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	0.90%		0.98%		1.32%		2.98%		3.04%
Operating expenses including reimbursement/waiver	0.79	%(e)	0.79	%(e)	0.79	%(e)	0.79	%(e)	0.79	%(e)
Net investment income including reimbursement/waiver	5.14%		6.11%		7.44%		9.20%		8.29%
PORTFOLIO TURNOVER RATE	36%		74%		66%		43%		147%

(a)	Calculated using the average shares method.
(b)	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
(c)	Less than $0.005 per share.
(d)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	According to the Fund’s shareholder services plan with respect to the Fund’s Class I shares, any amount of such payment not paid during the Fund’s fiscal year for such services activities shall be reimbursed to the Fund as soon as practical after the end of the fiscal year. Fees were reimbursed to the Fund during the years ended, September 30, 2019 and September 30, 2018, in the amounts of 0.10% and 0.10% of average net assets of Class I shares. For the years ended September 30, 2022, September 30, 2021, and September 30, 2020, no fees were accrued and thus no fees were reimbursed.

C-3

CLASS II

For a Share Outstanding Throughout the Periods Presented

	For the Year Ended September 30, 2022		For the Year Ended September 30, 2021		For the Year Ended September 30, 2020		For the Year Ended September 30, 2019		For the Year Ended September 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$8.61		$8.12		$8.75		$9.55		$10.04

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(a)	0.45		0.49		0.59	(b)	0.80		0.79
Net realized and unrealized gain/(loss) on investments	(1.49)		0.48		(0.65)		(0.82)		(0.41)
Total from investment operations	(1.04)		0.97		(0.06)		(0.02)		0.38

LESS DISTRIBUTIONS:
From net investment income	(0.48)		(0.48)		(0.57)		(0.79)		(0.77)
From net realized gains on investments	0.00	(c)	-		-		-		(0.10)
Total Distributions	(0.48)		(0.48)		(0.57)		(0.79)		(0.87)

REDEMPTION FEES ADDED TO PAID-IN-CAPITAL	-		0.00	(c)	0.00	(c)	0.01		0.00	(c)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.52)		0.49		(0.63)		(0.80)		(0.49)
NET ASSET VALUE, END OF PERIOD	$7.09		$8.61		$8.12		$8.75		$9.55

TOTAL RETURN(d)	(12.51)%		12.20%		(0.46)%		(0.12)%		3.97%

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$1,384		$2,480		$2,579		$6,467		$1,292
RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	1.24%		1.33%		1.71%		3.20%		3.83%
Operating expenses including reimbursement/waiver	1.14	%(e)	1.14	%(e)	1.14	%(e)	1.14	%(e)	1.08	%(e)
Net investment income including reimbursement/waiver	5.63%		5.75%		6.98%		8.74%		8.16%
PORTFOLIO TURNOVER RATE	36%		74%		66%		43%		147%

(a)	Calculated using the average shares method.
(b)	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
(c)	Less than $0.005 per share.
(d)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	According to the Fund’s shareholder services plan with respect to the Fund’s Class II shares, any amount of such payment not paid during the Fund’s fiscal year for such services activities shall be reimbursed to the Fund as soon as practical after the end of the fiscal year. Fees were reimbursed to the Fund during the years ended September 30, 2022, September 30, 2021, September 30, 2020, September 30, 2019, and September 30, 2018, in the amounts of 0.00% 0.00%, 0.00%, 0.00% and 0.06% of average net assets of Class II shares.

C-4

EXHIBIT D

SHAREHOLDER INFORMATION FOR THE SUCCESSOR FUND

PRICING OF SHARES

The price of the Successor Fund’s shares is based on its NAV. The Successor Fund values its assets, based on current market values when such values are available. The NAV per share of the Successor Fund is calculated as follows:

The Successor Fund’s NAV per share is calculated once daily as of the close of regular trading on the New York Stock Exchange (“Exchange”) (typically 4:00 p.m., Eastern time) on each business day (i.e., a day that the Exchange is open for business). The Exchange is generally open on Monday through Friday, except national holidays. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received in good form by an authorized financial institution or the transfer agent, plus any applicable sales charges.

The Successor Fund’s equity securities listed on any national or foreign exchange market system will be valued at the last sale price. Equity securities traded in the over-the-counter market are valued at their closing sale or official closing price. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close. Prices for equity securities normally are supplied by an independent pricing service approved by the Board of Trustees. The valuations of securities that trade principally on a foreign market that closes before the time as of which the Successor Fund calculates its NAV will generally be based on an adjusted fair value price furnished by an independent pricing service as of the time NAV is calculated. Fixed income securities are valued based on market quotations, which are furnished by an independent pricing service. Any assets held by the Successor Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Successor Fund determines the daily NAV per share. Foreign securities may trade on weekends or other days when the Successor Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Successor Fund. Investments in any mutual fund are valued at their respective NAVs as determined by those mutual funds each business day (which may use fair value pricing as disclosed in their prospectuses).

Securities that do not have a readily available current market value are valued in good faith by the Adviser as “valuation designee” under the oversight of the Trust’s Board of Trustees. The Adviser has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the aforementioned valuation methods, the value of the security or asset will be determined in good faith by the Adviser pursuant to its policies and procedures. On a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by the Trust’s Board of Trustees. The Adviser’s policy is intended to result in a calculation of the Successor Fund’s NAV that fairly reflects security or asset values as of the time of pricing. However, fair values for a security or asset determined pursuant to the Adviser’s policies and procedures may not accurately reflect the price that the Successor Fund could obtain if it were to dispose of that security or asset as of the time of pricing.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of the Exchange, that materially affect the values of the Successor Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, an exchange or market on which a security trades does not open for trading for the entire day and no other market prices are available. The Adviser as valuation designee will monitor for significant events that may materially affect the values of the Successor Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

PURCHASE OF SHARES

Share Classes

The Trust offers Investor Class shares, Institutional Class shares and Class Y shares of the Successor Fund. Each Class of shares has different expenses and distribution arrangements to provide for different investment needs. This allows you to choose the class of shares most suitable for you depending on the amount and expected length of your investment and other relevant factors. Sales personnel may receive different compensation for selling each class of shares. Investor Class shares are for individuals, corporate investors and retirement plans. Institutional Class shares are available to individuals who can meet the required investment minimum and corporations or other institutions such as trusts, endowments, foundations or broker-dealers purchasing for the accounts of others. Class Y shares are available exclusively to institutional investors, including, but not limited to, charitable organizations, governmental institutions, corporations, and trust and private bank platforms. Individual investors cannot invest directly in Class Y shares other than through a trust, private bank platform or other authorized financial intermediary. If you purchase Institutional Class shares or Class Y shares through a financial intermediary, you may be charged a brokerage commission on shares transacted in, other transaction-based fees or other fees for the services of such organization.

Investor Class	Institutional Class	Class Y
No initial sales charge	No initial sales charge	No initial sales charge

Higher annual expenses than Institutional Class shares due to distribution fee	Lower annual expenses than Investor Class shares due to no distribution fee	Lower annual expenses than Investor Class shares due to no distribution fee

Shares representing interests in the Successor Fund are offered on a continuous basis by the Successor Fund’s principal underwriter, Foreside Funds Distributors LLC (the “Underwriter”). Shares of the Successor Fund do not charge any sales loads or deferred sales loads in connection with the purchase of shares. Shares of the Successor Fund are offered only to residents of states in which the shares are registered or qualified. You can purchase Investor Class, Institutional Class, and Class Y shares of the Successor Fund through certain financial intermediaries, who may charge you a commission, or directly through the transfer agent of the Successor Fund, as discussed below. No share certificates are issued in connection with the purchase of Successor Fund shares. The Successor Fund reserves the right to waive the minimum initial investment requirement for any investor.

In the event your financial intermediary modifies or terminates its relationship with the Trust, your shares may be redeemed by the Trust unless you make arrangements to (a) transfer your Successor Fund shares to another financial intermediary that is authorized to process Successor Fund orders or (b) establish a direct account with the Trust’s transfer agent by following the instructions under “To Open An Account.” To open an account directly with the Successor Fund, you must meet the minimum initial investment amount or, if available, exchange your shares for shares of another class in which you are eligible to invest.

In the event you modify or change your relationship with your financial intermediary through which you invest in the Successor Fund (for instance, from an advisory relationship to a brokerage relationship) you may no longer be eligible to invest in a particular share class and your financial intermediary may exchange your shares for another share class, which may be subject to higher expenses and Rule 12b-1 distribution fees.

In addition, the availability of certain classes of shares may be limited to certain intermediary platforms, which means that your eligibility to purchase a specific class of Successor Fund shares may depend on whether your intermediary offers that class.

The Trust is not responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.

Investor Class Shares

Distribution Plan

The Board of Trustees, on behalf of the Successor Fund’s Investor Class shares, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act that allows the Successor Fund to pay distribution and service fees for the sale and distribution of its shares and for services provided to its shareholders. Because these fees are paid out of the Successor Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost more than paying other types of sales charges. The distribution plan for Investor Class shares provides for payments of up to 0.25% of the average daily net assets of the Successor Fund’s Investor Class shares.

Institutional Class Shares

Sales of the Successor Fund’s Institutional Class shares are not subject to a Rule 12b-1 fee. Institutional Class shares are available to individuals who can meet the required investment minimum and corporations or other institutions such as trusts, endowments, foundations or broker dealer purchasing for the accounts of others. If you purchase Institutional Class shares through an institutional organization, or a financial intermediary, you may be charged a brokerage commission on shares transacted in, other transaction-based fees or other fees for the services of such organization.

Class Y Shares

Sales of the Successor Fund’s Class Y shares are not subject to a Rule 12b-1 fee. Class Y shares are available exclusively to institutional investors, including, but not limited to, charitable organizations, governmental institutions, corporations, and trust & private bank platforms. Individual investors cannot invest directly in Class Y shares other than through a trust, private bank platform or other authorized financial intermediary. If you purchase Class Y shares through a financial intermediary, you may be charged a transaction-based fee or other fee for the services of such organization.

TO OPEN AN ACCOUNT

By Mail

Complete the application and mail it to BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon Investment Servicing”) at the address noted below, together with a check payable to the Successor Fund. Please make sure your check is for at least $3,000 with respect to Investor Class shares ($2,000 if investing in an IRA) and at least $100,000 with respect to Institutional Class shares. Individual investors cannot invest directly in Class Y shares other than through a trust, private bank platform or other authorized financial intermediary. Mail the application and your check to:

Regular Mail:

Polen Opportunistic High Yield Fund

FundVantage Trust

c/o BNY Mellon Investment Servicing

P.O. Box 534445

Pittsburgh, PA 15253-4445

Overnight Mail:

Polen Opportunistic High Yield Fund

FundVantage Trust

c/o BNY Mellon Investment Servicing

Attention: P.O. Box 534445

500 Ross Street, 154-0520

Pittsburgh, PA 15262

The Successor Fund will only accept checks drawn on U.S. currency on domestic banks. The Successor Fund will not accept any of the following: cash or cash equivalents, money orders, traveler’s checks, cashier’s checks, bank checks, official checks and treasurer’s checks, payable through checks, third party checks and third party transactions.

While the Successor Fund does not generally accept foreign investors, it may in instances where either (i) an intermediary makes shares of the Successor Fund available or (ii) the transfer agent, in the case of a direct to Successor Fund subscription, has satisfied its internal procedures with respect to the establishment of foreign investor accounts. Please contact Shareholder Services toll-free at (888) 678-6024 for more information.

The USA PATRIOT Act requires financial institutions, including the Successor Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the application, you must supply your full name, date of birth, social security number, and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. This information will assist the Successor Fund in verifying your identity. Until such verification is made, the Successor Fund may temporarily limit additional share purchases. In addition, the Successor Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Successor Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

By Wire

To make a same-day wire investment, call Shareholder Services toll-free at (888) 678-6024 before 4:00 p.m. Eastern time for current wire instructions. An account number will be assigned to you. Please make sure your wire is for at least $3,000 with respect to Investor Class shares ($2,000 if investing in an IRA) and at least $100,000 with respect to Institutional Class shares. Individual investors cannot invest directly in Class Y shares other than through a trust, private bank platform or other authorized financial intermediary. Your wire must be received by the stock market close, typically 4:00 p.m. Eastern time, to receive that day’s price per share. Your bank may charge a wire fee.

Individual Retirement Account and Education Savings Account Investments

You may invest in the Successor Fund through the following individual retirement accounts:

●	Traditional Individual Retirement Accounts (“IRAs”)

●	Savings Incentive Match Plan for Employees (“SIMPLE IRAs”)

●	Spousal IRAs

●	Roth Individual Retirement Accounts (“Roth IRAs”)

●	Simplified Employee Pension Plans (“SEP IRAs”)

●	Coverdell Education Savings Accounts (“CESAs”)

Additional Information

If you have questions regarding the purchase of Successor Fund shares, call Shareholder Services toll-free at (888) 678-6024 before 4:00 p.m. Eastern time.

TO ADD TO AN ACCOUNT

By Mail

Fill out an investment slip from a previous confirmation and write your account number on your check. Please make sure that your check is payable to the Successor Fund and that your additional investment is for at least $100 with respect to Investor Class shares. There is no minimum additional investment with respect to Institutional Class shares. Individual investors cannot invest directly in Class Y shares other than through a trust, private bank platform or other authorized financial intermediary. Mail the slip and your check to:

Regular Mail:

Polen Opportunistic High Yield Fund

FundVantage Trust

c/o BNY Mellon Investment Servicing

P.O. Box 534445

Pittsburgh, PA 15253-4445

Overnight Mail:

Polen Opportunistic High Yield Fund

FundVantage Trust

c/o BNY Mellon Investment Servicing

Attention: P.O. Box 534445

500 Ross Street, 154-0520

Pittsburgh, PA 15262

By Wire

Call Shareholder Services toll-free at (888) 678-6024 for current wire instructions. The wire must be received by the stock market close, typically 4:00 p.m. Eastern time, for same day processing. Your bank may charge a wire fee. Please make sure your wire is for at least $100 with respect to Investor Class shares. There is no minimum additional investment with respect to Institutional Class shares.

Automatic Investment Plan

You may open an automatic investment plan account for Investor Class shares with a $2,000 initial purchase and a $100.00 monthly investment and for Institutional Class shares with a $100,000 initial purchase and no minimum monthly investment. If you have an existing account that does not include the automatic investment plan, you can contact the Successor Fund at toll-free (888) 678-6024 to establish an automatic investment plan. The automatic investment plan provides a convenient method to have monies deducted directly from your bank account for investment in the Successor Fund. You may authorize the automatic withdrawal of funds from your bank account for a monthly minimum amount of $100.00. The Successor Fund may alter, modify or terminate this plan at any time. To begin participating in this plan, please complete the “Automatic Investment Plan” section found on the application or contact the Successor Fund’s transfer agent toll-free at (888) 678-6024.

Automated Clearing House (ACH) Purchase

Current shareholders may purchase additional shares via Automated Clearing House (“ACH”). To have this option added to your account, please send a letter to the Successor Fund requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions.

You may not use ACH transactions for your initial purchase of Successor Fund shares. ACH purchases will be effective at the closing price per share on the business day after the order is placed. The Successor Fund may alter, modify or terminate this purchase option at any time.

Shares purchased by ACH will not be available for redemption until the transactions have cleared. Shares purchased via ACH transfer may take up to 15 days to clear.

Purchase Price

Purchase orders received in good order by the Successor Fund’s transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading on the Exchange. Purchase orders received in good order after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day. “Good Order” means that the purchase request is complete and includes all accurate required information. Purchase requests not in good order may be rejected.

Financial Intermediaries

You may purchase shares of the Successor Fund through a financial intermediary who may charge you a commission and additional fees on your purchase and may require different minimum investments or impose other limitations on buying and selling shares. “Financial intermediaries” include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries and any other firm having a selling, administration or similar agreement. The financial intermediary is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Purchase and redemption orders placed through a financial intermediary will be deemed to have been received and accepted by the Successor Fund when the financial intermediary accepts the order. It is the responsibility of the financial intermediary or nominee to promptly forward purchase or redemption orders and payments to the Successor Fund. Customer orders are required to be priced at the Successor Fund’s NAV next computed after the authorized financial intermediary or its authorized representatives’ receipt of the order to buy or sell. Financial intermediaries may also designate other intermediaries to accept purchase and redemption orders on the Successor Fund’s behalf. Consult your investment representative for specific information.

It is the responsibility of the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

In the event your financial intermediary modifies or terminates its relationship with the Trust, your shares may be subject to involuntary redemption unless you make arrangements to (a) transfer your Successor Fund shares to another financial intermediary that is authorized to process Successor Fund orders or (b) establish a direct account with the Trust’s transfer agent by following the instructions under “To Open An Account.”

Networking and Sub-Transfer Agency Fees. The Successor Fund may also directly enter into agreements with financial intermediaries pursuant to which it will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 distribution or shareholder service fees the financial intermediary may also be receiving. From time to time, the Adviser or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their own resources. These payments may be material to financial intermediaries relative to other compensation paid by the Successor Fund and/or the Underwriter, the Adviser and their affiliates. The payments described above may differ and may vary from amounts paid to the Trust’s transfer agent for providing similar services to other accounts. The financial intermediaries are not audited by the Successor Fund, the Adviser or their service providers to determine whether such intermediary is providing the services for which they are receiving such payments.

Additional Compensation to Financial Intermediaries. The Adviser, and, from time to time, affiliates of the Adviser may also, at their own expense and out of their own resources, provide additional cash payments to financial intermediaries who sell shares of the Successor Fund. These additional cash payments are payments over and above sales commissions or reallowances, distribution fees or servicing fees (including networking, administration and sub-transfer agency fees) payable to a financial intermediary which are disclosed elsewhere in the Successor Fund’s Prospectus. These additional cash payments are generally made to financial intermediaries that provide sub-accounting, sub-transfer agency, shareholder or administrative services or marketing support. Marketing support may include: (i) access to sales meetings or conferences, sales representatives and financial intermediary management representatives; (ii) inclusion of the Successor Fund on a sales list, including a preferred or select sales list, or other sales programs to which financial intermediaries provide more marketing support than to other sales programs on which the Adviser or its affiliates may not need to make additional cash payments to be included; (iii) promotion of the sale of the Successor Fund’s shares in communications with a financial intermediaries’ customers, sales representatives or management representatives; and/or (iv) other specified services intended to assist in the distribution and marketing of the Successor Fund’s shares. These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Successor Fund shareholders. The Adviser and its affiliates may also pay cash compensation in the form of finders’ fees or referral fees that vary depending on the dollar amount of shares sold.

The amount and value of additional cash payments vary for each financial intermediary. The additional cash payment arrangement between a particular financial intermediary and the Adviser or its affiliates may provide for increased rates of compensation as the dollar value of the Successor Fund’s shares or particular class of shares sold or invested through such financial intermediary increases. The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend the Successor Fund’s shares over the shares of other mutual funds based, at least in part, on the level of compensation paid. A financial intermediary and its sales representatives may have similar financial incentives to recommend a particular class of the Successor Fund’s shares over other classes of its shares. You should consult with your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser.

Although the Successor Fund may use financial firms that sell the Successor Fund’s shares to effect portfolio transactions for the Successor Fund, the Successor Fund and the Adviser will not consider the sale of Successor Fund shares as a factor when choosing financial firms to effect those transactions.

For more information about these additional cash payments made to financial intermediaries, please refer to the section entitled “Additional Compensation to Financial Intermediaries” located in the Successor Fund’s Statement of Additional Information.

Rights Reserved by the Successor Fund

The Successor Fund reserves the right to:

●	Reject any purchase order;

●	Suspend the offering of shares;

●	Vary the initial and subsequent investment minimums;

●	Waive the minimum investment requirement for any investor;

●	Redeem accounts with balances below the minimum after 30 days’ written notice;

●	Redeem your shares in the event you financial intermediary’s relationship with the Trust is modified or terminated;

●	Subject to applicable law, redeem your shares in other circumstances determined by the Board to be in the best interest of the Successor Fund; and

●	Redeem your shares if you hold your shares through a financial intermediary and you propose to transfer your shares to another financial intermediary that does not have a relationship with the Trust.

The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.

Market Timing and Frequent Trading Policy

The Successor Fund discourages frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position. The Successor Fund is not designed to accommodate market timing or short-term trading. Frequent or excessive trades into or out of the Successor Fund in an effort to anticipate changes in market prices of its investment portfolio is generally referred to as “market timing.” Market timing can adversely impact the ability of the Adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of the Successor Fund. These expenses are borne by all Successor Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in the Successor Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using a line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. This occurs when market timers attempt to trade Successor Fund shares when the NAV of the Successor Fund does not reflect the value of the underlying portfolio securities.

To deter market timing and to minimize harm to the Successor Fund and its shareholders, the Successor Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase order by market timers or by those persons the Successor Fund believes are engaging in similar trading activity that, in the judgment of the Successor Fund or the Adviser, may be disruptive to the Successor Fund. The Successor Fund will not be liable for any loss resulting from rejected purchase orders. No waivers of the provisions of this policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Successor Fund and its shareholders or would subordinate the interests of the Fund and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

The Successor Fund’s Chief Compliance Officer (“CCO”) reviews on an as-needed basis, as determined by the CCO in coordination with the Adviser and other service providers, available information related to the trading activity in the Successor Fund in order to assess the likelihood that the Successor Fund may be the target of market timing or similar trading practices. If, in its judgment, the Successor Fund or the Adviser detects excessive, short-term trading, the Successor Fund may reject or restrict a purchase request and may further seek to close an investor’s account with the Successor Fund. The Successor Fund may modify its procedures from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. The Successor Fund will apply its procedures in a manner that, in the Fund’s judgment, will be Successor uniform.

There is no guarantee that the Successor Fund or its agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence.

In order for a financial intermediary to purchase shares of the Successor Fund for an “omnibus” account, in nominee name or on behalf of another person, the Trust will enter into shareholder information agreements with such financial intermediary or its agent. These agreements require each financial intermediary to provide the Successor Fund access, upon request, to information about underlying shareholder transaction activity in these accounts and the shareholder’s Taxpayer Identification Number (or International Taxpayer Identification Number or other government issued identifier). If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Successor Fund shares for an “omnibus” account, in nominee name or on behalf of another person. If necessary, the Successor Fund may prohibit additional purchases of Successor Fund shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers’ trading activities in the Successor Fund. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Successor Fund. If a financial intermediary fails to enforce the Successor Fund’s excessive trading policies, the Successor Fund may take certain actions, including terminating the relationship.

REDEMPTION OF SHARES

You may “redeem” or sell your shares on any day the Exchange is open, either directly through the Successor Fund’s transfer agent, BNY Mellon Investment Servicing, or through your broker-dealer. The price you receive will be the NAV next calculated after receipt of the request in good order. “Good Order” means that the redemption request is complete and includes all accurate required information including any medallion signature guarantees, if necessary.

Redemption Policies

Payment for redemptions of Successor Fund shares is usually made within one business day, but not later than seven calendar days after receipt of your redemption request, unless the check used to purchase the shares has not yet cleared. The Successor Fund may suspend the right of redemption or postpone the date of payment for more than seven days during any period when: (1) trading on the Exchange is restricted or the Exchange is closed for other than customary weekends and holidays, (2) the SEC has by order permitted such suspension for the protection of the Successor Fund’s shareholders or (3) an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets of the Successor Fund not reasonably practicable. The Successor Fund will automatically redeem shares if a purchase check is returned for insufficient funds and the shareholder’s account will be charged for any loss. The Successor Fund reserves the right to reject any third party check.

Under normal market conditions, the Successor Fund generally meets redemption requests through its holdings of cash or cash equivalents or by selling a portion of the Successor Fund’s holdings consistent with its investment strategy. The Successor Fund generally pays redemptions proceeds in cash; however, the Successor Fund reserves the right to honor certain redemptions “in-kind” with securities, rather than cash. The Successor Fund is more likely to redeem in-kind to meet large redemption requests or during times of market stress.

TO REDEEM FROM YOUR ACCOUNT

By Mail

To redeem your shares by mail:

●	Write a letter of instruction that includes: the name of the Successor Fund, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

●	Include all signatures and any additional documents that may be required.

●	Mail your request to:

Regular Mail:

Polen Opportunistic High Yield Fund

FundVantage Trust

c/o BNY Mellon Investment Servicing

P.O. Box 534445

Pittsburgh, PA 15253-4445

Overnight Mail:

Polen Opportunistic High Yield Fund

FundVantage Trust

c/o BNY Mellon Investment Servicing

Attention: P.O. Box 534445

500 Ross Street, 154-0520

Pittsburgh, PA 15262

●	A check will be mailed to the name(s) and address in which the account is registered and may take up to seven days.

●	The Successor Fund may require additional documentation or a medallion signature guarantee on any redemption request to help protect against fraud.

●	The Successor Fund requires a medallion signature guarantee if the written redemption exceeds $100,000, the address of record has changed within the past 30 days or the proceeds are to be paid to a person other than the account owner of record.

By Telephone

To redeem your shares by telephone, call Shareholder Services toll-free at (888) 678-6024. The proceeds will be paid to the registered owner: (1) by mail at the address on the account, or (2) by wire to the pre-designated bank account on the fund account. To use the telephone redemption privilege, you must have selected this service on your original account application or submitted a subsequent medallion signature guaranteed request in writing to add this service to your account. The Successor Fund and BNY Mellon Investment Servicing reserve the right to refuse any telephone transaction when they are unable to confirm to their satisfaction that a caller is the account owner or a person preauthorized by the account owner. BNY Mellon Investment Servicing has established security procedures to prevent unauthorized account access. Neither the Successor Fund nor any of its service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. The telephone transaction privilege may be suspended, limited, modified or terminated at any time without prior notice by the Successor Fund or BNY Mellon Investment Servicing.

By Wire

In the case of redemption proceeds that are wired to a bank, the Successor Fund transmits the payment only on days that commercial banks are open for business and only to the bank and account previously authorized on your application or your medallion signature guaranteed letter of instruction. The Successor Fund and BNY Mellon Investment Servicing will not be responsible for any delays in wired redemption proceeds due to heavy wire traffic over the Federal Reserve System. The Successor Fund reserves the right to refuse a wire redemption if it believes that it is advisable to do so. You may also have your redemption proceeds sent to your bank via ACH. BNY Mellon Investment Servicing does not charge for this service, however, please allow 2 to 3 business days for the transfer of money to reach your banking institution.

Systematic Withdrawal Plan

Once you have established an account with $10,000 or more, you may automatically receive funds from your account on a monthly, quarterly or semi-annual basis (minimum withdrawal of $100). Call Shareholder Services toll-free at (888) 678-6024 to request a form to start the Systematic Withdrawal Plan.

Selling Recently Purchased Shares

If you wish to sell shares that were recently purchased by check, the Successor Fund may delay mailing your redemption check for up to 15 business days after your redemption request to allow the purchase check to clear. The Successor Fund reserves the right to reject any redemption request for shares recently purchased by check that has not cleared, and the Successor Fund may require that a subsequent request be submitted.

Late Trading

Late trading is the practice of buying or selling Successor Fund shares at the closing price after the Successor Fund’s NAV has been set for the day. Federal securities laws governing mutual funds prohibit late trading. The Successor Fund has adopted trading policies designed to comply with requirements of the federal securities laws.

EXCHANGING INTO OTHER SHARE CLASSES

You may transfer your shares into another class of shares of the Successor Fund if you meet the eligibility requirements for the class into which you would like to transfer. If you purchased your shares from the Successor Fund directly, call the transfer agent toll-free at (888) 678-6024 for information on exchanging shares into another class of the Successor Fund. If you purchased your shares through a financial intermediary, you should contact such financial intermediary for information on exchanging shares into another class of the Successor Fund. Transfers between classes of a single Successor Fund are generally not considered a taxable transaction, although such transfers may result in tax reporting requirements for certain shareholders, as described in the Successor Fund’s SAI. This exchange privilege may be modified or terminated upon sixty (60) days’ written notice to shareholders.

TRANSACTION POLICIES

Timing of Purchase or Sale Requests

All requests received in Good Order by BNY Mellon Investment Servicing or authorized dealers of Successor Fund shares before the close of regular trading on the Exchange, typically 4:00 p.m. Eastern time, will be executed the same day, at that day’s NAV. Such orders received after the close of regular trading of the Exchange will be executed the following day, at that day’s NAV. All investments must be in U.S. dollars. Purchase and redemption orders are executed only on days when the Exchange is open for trading. If the Exchange closes early, the deadlines for purchase and redemption orders are accelerated to the earlier closing time.

New York Stock Exchange Closings

The Exchange is typically closed for trading on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Investments through Financial Intermediaries/Nominees

If you invest through a financial intermediary or nominee, such as a broker-dealer or financial adviser (rather than directly through the Successor Fund), certain policies and fees regarding your investment in the Successor Fund may be different than those described in the Successor Fund’s Prospectus. In the event your financial intermediary modifies or terminates its relationship with the Trust, your shares may be subject to involuntary redemption unless you make arrangements to (a) transfer your Successor Fund shares to another financial intermediary that is authorized to process Successor Fund orders or (b) establish a direct account with the Trust’s transfer agent by following the instructions under “To Open An Account.” Financial intermediaries and nominees may charge transaction fees, may charge you a commission on your purchase and may set different minimum investments or limitations or procedures on buying or selling shares; however, in the event that your financial intermediary modifies or terminates its relationship with the Trust and you chose to open an account directly with the Successor Fund, you must meet the minimum initial investment amount or, if available, exchange your shares for shares of another class in which you are eligible to invest. The Successor Fund will be deemed to have received a purchase or redemption order when an authorized broker, or, if applicable, a broker’s designee receives the order. It is the responsibility of the financial intermediary or nominee to promptly forward purchase or redemption orders and payments to the Successor Fund. You will not be charged any additional fees by the Successor Fund (other than those described in the Successor Fund’s Prospectus) if you purchase or redeem shares directly through the Successor Fund.

Contact your financial intermediary for specific information regarding the availability and suitability of various account options described throughout the Successor Fund’s Prospectus. Contact your financial intermediary for specific information with respect to the financial intermediary’s policies regarding minimum purchase and minimum balance requirements and involuntary redemption, which may differ from what is described throughout the Successor Fund’s Prospectus.

Account Minimum

You must keep at least $2,000 worth of Investor Class and Institutional Class shares and at least $1,000,000 worth of Class Y shares in your account to keep the account open. If, after giving you 30 days’ prior written notice, your account value is still below the applicable minimum due to your redemptions (not including market fluctuations), the Successor Fund may redeem your shares and send you a check for the redemption proceeds.

Medallion Signature Guarantees

The Successor Fund may require additional documentation for the redemption of corporate, partnership or fiduciary accounts, or medallion signature guarantees for certain types of transfer requests or account registration changes. A medallion signature guarantee helps protect against fraud. A medallion signature guarantee is required if the written redemption exceeds $100,000, the address of record has changed within the past 30 days, or the proceeds are to be paid to a person other than the account owner of record. When the Successor Fund requires a signature guarantee, a medallion signature must be provided. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, saving association or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. The Successor Fund recognizes the following medallion programs: (i) Securities Transfer Agents Medallion Program (STAMP), (ii) Stock Exchanges Medallion Program (SEMP) and (iii) New York Stock Exchange, Inc., Medallion Signature Program (MSP). Signature guarantees from a financial institution that does not participate in one of these programs will not be accepted. Please call Shareholder Services toll-free at (888) 678-6024 for further information on obtaining a proper signature guarantee.

Customer Identification Program

Federal law requires the Successor Fund to obtain, verify and record identifying information, which includes the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Successor Fund. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, will not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Successor Fund reserves the right to: (a) place limits on transactions in any account until the identity of the investor is verified; or (b) refuse an investment in the Successor Fund or to involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Successor Fund and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

Other Documents

Additional documents may be required for purchases and redemptions when shares are registered in the name of a corporation, partnership, association, agent, fiduciary, trust, estate or other organization. For further information, call Shareholder Services toll-free at (888) 678-6024.

SHAREHOLDER SERVICES

Your Account

If you have questions about your account, including purchases, redemptions and distributions, call Shareholder Services toll-free at (888) 678-6024 from Monday through Friday, 8:00 a.m. to 4:30 p.m., Eastern time.

Account Statements

The Fund currently provides the following account information:

●	Confirmation statements after transactions (except for certain automatic transactions, such as those related to automatic investment plan purchases or dividend reinvestments);

●	Account statements reflecting transactions made during the covered period (generally, monthly for Institutional Class shares and Class Y shares, and quarterly or annually for Investor Class shares); and

●	Tax information, which will be mailed each year by the Internal Revenue Service (the “IRS”) deadline, a copy of which will also be filed with the IRS, if necessary.

Financial statements with a summary of portfolio composition and performance will be available at least twice a year.

The Successor Fund routinely provides the above shareholder services, but may charge additional fees for special services such as requests for historical transcripts of accounts.

With the exception of statutorily required items, the Successor Fund may change any of the above practices without notice.

Delivery of Shareholder Documents

To reduce expenses, the Successor Fund mails only one copy of its Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, call Shareholder Services toll-free at (888) 678-6024 or, if your shares are held through a financial institution, please contact the financial institution directly. The Successor Fund will begin sending you individual copies within 30 days after receiving your request.

DISTRIBUTIONS

Distributions of net investment income and net capital gain, if any, are declared and paid annually to you. The amount of any distribution will vary and there is no guarantee that the Successor Fund will distribute either investment income or capital gains.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued. If you invest in the Successor Fund shortly before the ex-dividend date of a taxable distribution, the distribution will lower the value of the Successor Fund’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution. (see “More Information about Taxes — Distributions”).

MORE INFORMATION ABOUT TAXES

The following is a summary of certain federal income tax considerations under current law, which may be subject to change, possibly with retroactive effect. The following summarizes the U.S. federal income tax consequences of ownership of shares of the Successor Funds by U.S. persons only, which include (i) U.S. citizens or residents, (ii) corporations organized in the United States or under the law of the United States or any state, (iii) an estate whose income is subject to U.S. federal income taxation regardless of its source; or (iv) a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or certain electing trusts that were in existence on August 20, 1996, and were treated as domestic trusts on August 19, 1996. Shareholders that are partnerships or nonresident aliens, foreign trusts or estates, or foreign corporations may be subject to different U.S. federal income tax treatment.

Each shareholder and prospective investor’s particular tax situation is unique, and, therefore, the tax information in this Exhibit D and in the Successor Fund’s Prospectus is provided only for general information purposes and only for U.S. taxpayers and should not be considered as tax advice or relied on by a shareholder or prospective investor.

General. The Successor Fund intends to qualify annually to be treated as a regulated investment company (a “RIC”) under Subchapter M of the Code. As such, the Successor Fund will not be subject to federal income tax on the earnings it distributes to shareholders provided it satisfies certain requirements and restrictions set forth in the Code one of which is to distribute to its shareholders substantially all of its income and gains each year. If for any taxable year the Successor Fund fails to qualify as a RIC: (1) it will be subject to tax in the same manner as an ordinary corporation and will be subject to tax at the corporate tax rates then in effect; and (2) all distributions from its earnings and profits (as determined under federal income tax principles) will be taxable as ordinary dividend income eligible for the dividends-received deduction for corporate shareholders and the non-corporate shareholder long-term capital gain rate for “qualified dividend income” and ordinary rates for all other distributions, except for those treated as a return of capital or substitute dividends with respect to dividends paid on securities lent out by the Successor Fund. In addition, dividends paid on securities lent out by the Successor Fund may not qualify for the dividends received deduction.

This discussion is based on the assumptions that the Successor Fund will qualify as a RIC under Subchapter M of the Code, and that it will distribute its net investment income and realized capital gains each year so that it will not be subject to U.S. federal income tax in general. There can be no assurance that such assumptions will be correct..

Distributions. The Successor Fund will make distributions to you that may be taxed as ordinary income, long-term capital gains or qualified dividend income. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions are taxable whether you reinvest such distributions in additional shares of the Successor Fund or choose to receive cash.

Unless you are investing through a tax-qualified retirement account (such as a 401(k) or an IRA), you should consider avoiding a purchase of Successor Fund shares shortly before the Successor Fund makes a distribution, because making such a purchase can increase your taxes and the cost of the shares. This is known as “buying a dividend.” To avoid “buying a dividend,” check the Successor Fund’s distribution schedule before you invest.

Ordinary Income. Net investment income (except for qualified dividends and income designated as tax exempt), distributions of income from securities lending, and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Successor Fund shares. Certain dividends distributed to non-corporate shareholders and designated by the Successor Fund as “qualified dividend income” are eligible for the long-term capital gains tax rates. Short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Successor Fund shares. In addition, certain qualified REIT dividends may be eligible for a deduction for non-corporate shareholders.

Net Capital Gains. Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains (based on the Fund’s holding period) for federal income tax purposes regardless of how long you have held your Successor Fund shares.

Sale of Shares. A shareholder selling shares of the Successor Fund generally will recognize a taxable gain or loss on the transaction equal to the difference between the amount received in the sale (net of any applicable redemption fees) and the shareholder’s aggregate adjusted basis in the shares sold. Any realized gain will be taxable to you, and, generally, will be capital gain, assuming you held the shares of the Successor Fund as a capital asset. If you exchange shares of the Successor Fund for shares of another fund, the exchange will be treated as a sale of the Successor Fund’s shares and any gain on the transaction may be subject to federal income tax. Sales or exchanges of shares of the Successor Fund that you have held for twelve months or less will result in short-term capital gain or loss and if held for more than twelve months will result in long-term capital gain or loss. Any loss realized on a disposition of shares of the Successor Fund may be disallowed under “wash sale” rules to the extent that the shares disposed of are replaced with substantially identical shares of the Successor Fund within a period of 61 days beginning 30 days before the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Successor Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired. Any loss realized by a shareholder on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of tax-exempt interest dividends, if any, received by the shareholder with respect to such shares.

Returns of Capital. If the Successor Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be characterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable to the extent of each shareholder’s basis in the Successor Fund’s shares, but will reduce each shareholder’s cost basis in the Successor Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. If the return of capital distribution exceeds a shareholder’s cost basis, the excess amount will be capital gain, assuming you held your shares as a capital asset, and will be long-term or short-term capital gain depending on how long you have held your Successor Fund shares.

Medicare Contribution Tax. U.S. individuals, taxable trusts and estates are subject to a 3.8% Medicare contribution tax on net investment income (including ordinary dividends and capital gain distributions received from the Successor Fund and net gains from redemptions or other taxable dispositions of Successor Fund shares) to the extent that such person’s gross income, as adjusted, exceeds certain thresholds.

IRAs and Other Tax-Qualified Plans. A distribution on or the sale or exchange of shares held in an IRA (or other tax-qualified plan) will not be currently taxable unless the shares were acquired with borrowed funds. Withdrawals from such a plan are subject to special tax rules.

Backup Withholding. The Successor Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been identified by the Internal Revenue Service as subject to backup withholding. The current backup withholding rate is 24%.

State and Local Income Taxes. This Exhibit D and the Successor Fund’s Prospectus does not discuss the state and local tax consequences of an investment in the Successor Fund. You are urged and advised to consult your own tax adviser concerning state and local taxes, which may have different consequences from those of the federal income tax laws.

Non-U.S. Shareholders. Non-U.S. shareholders may be subject to U.S. tax as a result of an investment in the Successor Fund. The Successor Fund is required to withhold 30% tax on certain payments made to foreign entities that do not qualify for reduced withholding rates under a treaty and do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act. This Exhibit D and the Successor Fund’s Prospectus do not discuss the U.S. or foreign country tax consequences of an investment by a non-U.S. shareholder in the Successor Fund. Non-U.S. shareholders are urged and advised to consult their own tax advisers as to the U.S. and foreign country tax consequences of an investment in the Successor Fund.

Basis Reporting and Holding Periods. A shareholder is responsible for tracking the tax basis and holding periods of the shareholder’s shares in the Successor Fund for federal income tax purposes. However, RICs, such as the Successor Fund, generally must report gross proceeds, cost basis and holding period information to you and the IRS when a shareholder sells or exchanges shares that are not in a tax deferred retirement account. The Successor Fund will permit shareholders to elect from among several IRS accepted cost basis methods.

Statements and Notices. You will receive an annual statement outlining the tax status of your distributions. You may also receive written notices of certain foreign taxes and distributions paid by the Successor Fund during the prior taxable year.

This section is only a summary of some of the important U.S. federal income tax considerations of taxable U.S. shareholders that may affect your investment in the Successor Fund. This summary is provided for general information purposes only and should not be considered as tax advice and may not be relied on by a prospective investor. This general summary does not apply to non-U.S. shareholders or tax-exempt shareholders, and does not address state, local or foreign taxes. More information regarding these considerations is included in the Successor Fund’s SAI. All prospective investors and shareholders are urged and advised to consult their own tax adviser regarding the effects of an investment in the Successor Fund on their particular tax situation.

EXHIBIT E

ADDITIONAL INFORMATION ABOUT THE SUCCESSOR FUND

Subject to Completion

The information in this Preliminary Statement of Additional Information (“SAI”) is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Preliminary SAI is not an offer to sell these securities and is not soliciting offers to buy these securities in any jurisdiction where the offer or sale is not permitted.

Preliminary SAI Dated [●]

Polen OPPORTUNISTIC HIGH YIELD Fund

Investor Class	Institutional Class	Class Y
[●]	[●]	[●]

a series of

FUNDVANTAGE TRUST

STATEMENT OF ADDITIONAL INFORMATION

[●], 2023

This Statement of Additional Information (“SAI”) provides information about the Polen Opportunistic High Yield Fund (the “Fund”). The Fund is a series of FundVantage Trust (the “Trust”).

This SAI is not a prospectus. It should be read in conjunction with the Fund’s current prospectus dated [●], 2023, as restated, amended or supplemented from time to time (the “Prospectus”). This SAI is incorporated by reference in its entirety into the Prospectus. A copy of the Prospectus and annual reports to shareholders (when available) may be obtained without charge, upon request, by writing to the Fund at Polen Opportunistic High Yield Fund, FundVantage Trust, c/o BNY Mellon Investment Servicing, P.O. Box 534445, Pittsburgh, PA 15253-4445 or calling the Fund at (888) 678-6024 or on the Fund’s website at https://www.polencapital.com.

i

GENERAL INFORMATION

The Trust was organized as a Delaware statutory trust on August 28, 2006. The Trust is a series trust authorized to issue separate series or classes of shares of beneficial interest. The Trust has established the Fund as a separate series of the Trust. The Fund may offer Investor Class shares, Institutional Class shares and Class Y shares. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Polen Capital Credit, LLC (“Polen Credit” or the “Adviser”) serves as the investment adviser to the Fund.

The Fund acquired all of the assets and liabilities of Polen DDJ Opportunistic High Yield Fund, a series of ALPS Series Trust (the “Predecessor Fund”), in a tax-free reorganization on [_], 2023 (the “Reorganization”). The Predecessor Fund had the same material investment objectives, strategies and policies as the Fund at the time of the Reorganization. The Adviser was also the investment adviser to the Predecessor Fund.

INVESTMENT POLICIES

The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Fund. The information below does not describe every type of investment, technique or risk to which the Fund may be exposed. Much of the information contained in this SAI expands on subjects discussed in the Fund’s Prospectus. No investment in the shares of the Fund should be made before reading the Prospectus.

BANK LOANS. The Fund may (and typically does) invest a significant amount of its net asset value in bank loans. Such loans may not be rated by a national ratings agency at the time of investment, will not be registered with the Securities and Exchange Commission, and typically will not be listed on a securities exchange. In addition, the amount of public information available with respect to loans generally will be less extensive than that available for more widely traded, registered and exchange-listed securities. Because the interest rates of loans reset frequently, if market interest rates fall, the loans’ interest rates may be reset to lower levels, potentially reducing the Fund’s income.

The size of the trading market for loans is generally smaller than that for registered equities and investment grade rated bond securities; as such, loans may be relatively illiquid compared to those types of securities. Liquidity relates to the ability of a portfolio to sell an investment in a timely manner at a price approximately equal to its value on the portfolio’s books. The Fund’s ability to realize the full value of its assets may be impaired in the event of a voluntary or involuntary liquidation of any illiquid assets. Furthermore, in the event of an economic downturn, a substantial increase or decrease in interest rates, or other type of market dislocation, the market for loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. In those instances, loans may be difficult to value and prices provided by external pricing services may not reflect the true fair value of the assets.

Borrowers may default on their obligations to pay principal or interest owed under loans when due. This non-payment would result in a reduction of income to the Fund and a reduction in the value of a loan experiencing non-payment. Although some loans in which the Fund will invest will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing a loan.

The Fund may purchase a participation interest in a loan and by doing so acquire some or all of the interest of the bank or other lending institution making the loan to a corporate borrower. A participation interest typically results in the Fund having a contractual relationship with the lender and not the borrower. In such circumstances, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the bank or other lending institution selling the participation and only upon receipt by the bank or other lending institution of the payments from the borrower. Since the Fund has only acquired a participation in the loan made by a third party (i.e., the banker or other lending institution), the Fund may not be able to control the exercise of any remedies that such third party would have under the loan. Although the participation interest is in a loan, there can be no assurance that the principal and interest owed on the loan to the Fund will be repaid in full.

The Fund may experience delays in the settlement of certain loan transactions, which are more complicated, are paperwork intensive, and require greater internal resources to settle compared with bonds or exchange-traded equity securities, particularly in the case of loans that are or become distressed. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Such delays may prevent the Fund from obtaining liquidity of certain assets within a desired timeframe. Furthermore, pursuant to certain insolvency laws, a counterparty may have the ability to reject or terminate an unsettled loan transaction. If a counterparty rejects an unsettled transaction, the Fund might lose any increase in value with respect to such loan that accrued while the transaction remained unsettled. In addition, bank loans and other similar instruments may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

BANK OBLIGATIONS. Bank obligations in which the Fund may invest include certificates of deposit, bankers’ acceptances and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

●	BANKERS’ ACCEPTANCES. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligation of both the bank and the drawer to pay the face amount of the instrument upon maturity.

●	CERTIFICATES OF DEPOSIT. Certificates of deposit are certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Variable rate certificates of deposit provide that the interest rate will fluctuate on designated dates based on changes in a designated base rate (such as the composite rate for certificates of deposit established by the Federal Reserve Bank of New York).

●	TIME DEPOSITS. Time deposits are bank deposits for fixed periods of time. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which may vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

BANKRUPTCY AND RESTRUCTURING RISK. The Fund may target securities and other obligations of issuers that are in financial difficulty, and/or may be in, entering, or emerging from, bankruptcy proceedings. Bankruptcy or other insolvency proceedings are highly complex and may result in unpredictable outcomes. In any investment opportunity involving work-outs, liquidations, spin-offs, reorganizations, bankruptcies and similar transactions, there exists the risk that the contemplated transaction may be unsuccessful. Similarly, if an anticipated transaction does not in fact occur, the Fund may be required to sell the investment at a loss. The level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties is unusually high. Because there is a substantial uncertainty concerning the outcome of transactions involving financially troubled companies in which the Fund may invest, there is a potential risk of loss of the entire investment in such companies, as well as the risk that the Fund may be required to accept cash or new securities with a value less than the Fund’s original investment and/or may be required to accept payment over an extended period of time. Under such circumstances, the returns generated from the Fund’s investments may not compensate it adequately for the risks assumed.

BELOW-INVESTMENT GRADE SECURITIES. The Fund will invest in high yield securities rated below BBB by S&P or Baa by Moody’s. High yield securities generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk and are described as speculative by both S&P and Moody’s. Securities rated below investment grade are commonly referred to as “junk bonds.” The ability of issuers of high yield securities to make timely payments of interest and principal may be adversely impacted by adverse changes in general economic conditions, changes in the financial condition of the issuers and price fluctuations in response to changes in interest rates. High yield securities are less liquid than investment grade securities and may be difficult to price or sell, particularly in times of negative market sentiment toward high yield securities.

BORROWING. The Fund may borrow money to the extent permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. This means that, in general, the Fund may borrow money from banks for any purpose on a secured basis in an amount up to 33-1/3% of the Fund’s total assets. The Fund may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Fund’s total assets.

Specifically, provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

As noted below, the Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls and sale- buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. The Derivatives Rule (as defined below) regulates a registered investment company’s use of derivatives and certain other transactions that creature future payment and/or delivery obligations by the Fund. This new rule became operative in August 2022. The Derivatives Rule prescribes specific “value at risk” or “VaR” (further defined below) leverage limits that apply to the Fund with derivatives and other applicable transactions (although the Fund may qualify for the Limited Derivatives User Exception (as defined below)). VaR is an estimate of potential losses on an instrument or portfolio over a specified time horizon and at a given confidence level. The Fund may apply a relative VaR test or an absolute VaR test (if the Fund’s derivative risk manager, if applicable, determines that a designated reference portfolio would not provide an appropriate reference portfolio for purposes of the relative VaR test. The limit under the relative VaR test is 200% of the VaR of a designated reference portfolio, which, very generally, may be a designated unleveraged index or the Fund’s securities portfolio excluding derivatives. If applicable, the limit under the absolute VaR test is 20% of the value of the Fund’s net assets. The Derivatives Rule also requires the Fund, if applicable, to appoint a derivatives risk manager, maintain a derivatives risk management program designed to identify, assess, and reasonably manage the risks associated with transactions covered by the rule, and abide by certain Board and other reporting obligations and recordkeeping requirements. With respect to reverse repurchase agreements or other similar financing transactions in particular, the Derivatives Rule permits a fund to enter into such transactions if the fund either (i) complies with the asset coverage requirements of Section 18 of the 1940 Act, and combines the aggregate amount of indebtedness associated with all reverse repurchase agreements and similar financing with the aggregate amount of any other senior securities representing indebtedness when calculating the relevant asset coverage ratio, or (ii) treats all reverse repurchase agreements and similar financing transactions as derivatives transactions for all purposes under the Derivatives Rule. The Fund has adopted procedures for investing in derivatives and other transactions in compliance with the Derivatives Rule. Compliance with the Derivatives Rule could adversely affect the value or performance of the Fund. Limits or restrictions applicable to the counterparties or issuers, as applicable, with which the Fund may engage in derivative transactions could also limit or prevent the Fund from using certain instruments.

Borrowing will tend to exaggerate the effect on net asset value (“NAV”) of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

The Fund may enter into reverse repurchase agreements, mortgage dollar rolls and economically similar transactions. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund to another party, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to be entitled to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase.

A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction, the Fund sells a mortgage-related security, such as a security issued by the Government National Mortgage Association (“GNMA”), to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a predetermined price. A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered substantially identical, the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.

The Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty that purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security. The Fund’s obligation under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund’s forward commitment to repurchase the subject security.

COMMERCIAL PAPER. The Fund may invest in commercial paper. Commercial paper consists of short-term (up to 270 days) unsecured promissory notes issued by corporations and other entities in order to finance their current operations.

COMMON STOCK. Common stock represents an equity (ownership) interest in a company or other entity. This ownership interest often gives the Fund the right to vote on measures affecting the company’s organization and operations. Although common stocks generally have had a history of long-term growth in value, their prices are often volatile in the short-term and can be influenced by both general market risk and specific corporate risks. Accordingly, the Fund can lose money through its stock investments.

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible. A convertible security is a bond, debenture, note, preferred stock, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such it is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer.

If the convertible security’s “conversion value,” which is the market value of the underlying common stock that would be obtained upon the conversion of the convertible security, is substantially below the “investment value,” which is the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield), the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective. The Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert unless the security is called or conversion is forced.

CORPORATE DEBT SECURITIES. The Fund’s investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in the Adviser’s opinion comparable in quality to corporate debt securities in which the Fund may invest.

Corporate income producing securities may include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Debt securities may be acquired with warrants attached.

Securities rated Baa and BBB are the lowest which are considered “investment grade” obligations. Moody’s Investors Service, Inc. (“Moody’s”) describes securities rated Baa as “subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.” Standard & Poor’s ® Financial Services LLC (“S&P”) describes securities rated BBB as “regarded as having adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.” For securities rated BBB, Fitch Ratings Ltd. (“Fitch”) states that “…expectations of default risk are currently low…capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.” For a discussion of securities rated below-investment grade, see “Below-Investment Grade Securities” below.

CYBER SECURITY. The Fund and its service providers are susceptible to operational and information security risks due to cyber security incidents. In general, cyber security incidents can result from deliberate attacks or unintentional events. Cyber security attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber-attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make services unavailable to intended users). Cyber security incidents affecting the Adviser, Transfer Agent or Custodian or other service providers such as financial intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by interference with the Fund’s ability to calculate its NAV; impediments to trading for the Fund’s portfolio; the inability of fund shareholders to transact business with the Fund; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse consequences could result from cyber security incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions and other parties. While information risk management systems and business continuity plans have been developed which are designed to reduce the risks associated with cyber security, there are inherent limitations in any cyber security risk management systems or business continuity plans, including the possibility that certain risks have not been identified.

DEBT SECURITIES. Debt securities represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.

DEPOSITARY RECEIPTS. American Depositary Receipts (“ADRs”) as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends interest and shareholder information regarding corporate actions. ADRs may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.

DERIVATIVE INSTRUMENTS. In pursuing its investment objective, the Fund may, to the extent permitted by its investment objective and policies, purchase and sell (write) both put options and call options on securities, swap agreements, securities indexes, commodity indexes and foreign currencies, and enter into interest rate, index and commodity futures contracts and purchase and sell options on such futures contracts (“futures options”). The Fund also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund may also enter into swap agreements with respect to interest rates, commodities and indexes of securities or commodities. The Fund may invest in structured notes. If other types of financial instruments, including other types of options, futures contracts or futures options are traded in the future, the Fund may also use those instruments, provided that such instruments are consistent with the Fund’s investment objective.

The value of some derivative instruments in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. If the Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Adviser incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable, the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage, offsetting positions in connection with transactions in derivative instruments or the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, the Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments. If the Fund gains exposure to an asset class using derivative instruments backed by a collateral portfolio of fixed income instruments, changes in the value of the fixed income instruments may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.

The use of derivative instruments is subject to applicable regulations of the U.S. Securities and Exchange Commission (“SEC”), the Commodity Future Trading Commission (“CFTC”), various state regulatory authorities and, with respect to exchange-traded derivatives, the several exchanges upon which they are traded. In particular, under Rule 18f-4 under the 1940 Act, a registered investment company’s derivatives exposure, which includes short positions for this purpose, is limited through a value-at-risk test and Rule 18f-4 requires the adoption and implementation of a derivatives risk management program for certain derivatives users. However, subject to certain conditions, limited derivatives users (as defined in Rule 18f-4) are not subject to the full requirements of Rule 18f-4. Rule 18f-4 could limit the Fund’s ability to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the value or performance of the Fund. Moreover, there may be asset coverage requirements for certain arrangements. In order to engage in certain transactions in derivatives, the Fund may be required to hold offsetting positions or to hold cash or liquid securities in a segregated account or designated on the Fund’s books. Changes in the value of a derivative may also create margin delivery or settlement payment obligations for the Fund. In addition, the Fund’s ability to use derivative instruments may be limited by tax considerations.

Options on Securities and Indexes. The Fund may, to the extent specified herein or in the Prospectus, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities or certain economic indicators.)

The Fund will write call options and put options only if they are “covered.” In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written. A put option on a security or an index is “covered” if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written.

If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same or the exercise price of the call is higher than that of the put.

Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

To the extent that the Fund writes a call option on a security it holds in its portfolio and intends to use such security as the sole means of “covering” its obligation under the call option, the Fund has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price during the option period, but, as long as its obligation under such call option continues, has retained the risk of loss should the price of the underlying security decline. If the Fund were unable to close out such a call option, the Fund would not be able to sell the underlying security unless the option expired without exercise.

Foreign Currency Options. Funds that invest in foreign currency-denominated securities may buy or sell put and call options on foreign currencies. These Funds may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that over-the-counter options are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange traded options.

Futures Contracts and Options on Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract from or to the writer of the option, at a specified price and on or before a specified expiration date. The Fund may invest in futures contracts and options thereon (“futures options”) with respect to, but not limited to, interest rates, commodities and security or commodity indexes. To the extent that the Fund may invest in foreign currency denominated securities, it may also invest in foreign currency futures contracts and options thereon.

An interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency, commodity or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies and it is expected that other futures contracts will be developed and traded in the future. The Fund may also invest in commodity futures contracts and options thereon. A commodity futures contract is an agreement between two parties, in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity from the other party at a later date at a price and quantity agreed-upon when the contract is made.

The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

Pursuant to a claim for exclusion from the definition of “commodity pool operator” filed by the Trust with the National Futures Association (“NFA”), the Trust does not fall within the definition of “commodity pool operator” under the U.S. Commodity Exchange Act, as amended (“CEA”), in respect of the Fund, and thus, is not subject to registration or regulation as such under the CEA in respect of the Fund.

Limitations on Use of Futures and Futures Options. The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity or quoted on an automated quotation system.

Additionally, the Fund will limit its trading in “commodity interests,” as that term is defined under applicable CFTC Rules, and which generally includes commodity futures, futures options and swaps, such that, aside from commodity futures, commodity options contracts or swaps that, in each case, are used solely for bona fide hedging purposes within the meaning and intent of applicable CFTC Rules, (i) the aggregate initial margin and premiums required to establish positions in commodity interests will not exceed five percent of the liquidation value of the Fund’s portfolio after taking into account unrealized profits and unrealized losses on any such contracts it has entered into, or (ii) the aggregate net notional value of commodity interest positions does not exceed 100 percent of the liquidation value of the Fund’s portfolio after taking into account unrealized profits and unrealized losses on any such contracts it has entered into, in each case, as further described in CFTC Rule 4.5(c)(2).

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with the custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing the daily NAV, the Fund will mark to market its open futures positions.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities or commodities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put.

When purchasing a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may “cover” their position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

When selling a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees that are equal to the market value of the futures contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust’s custodian).

When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

The requirements for qualification as a regulated investment company (“RIC”) provided under the Internal Revenue Code of 1986, as amended (“IRC”) also may limit the extent to which the Fund may enter into futures, futures options or forward contracts. See “Certain Material U.S. Federal Income Tax Considerations.”

Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the margin deposits relating to the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that the Fund enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of the Fund’s holdings. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and that the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.

Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Certain restrictions imposed on the Fund by the IRC may limit the Fund’s ability to invest in commodity futures contracts.

Tax Risk. The Fund intends to qualify annually to be treated as a RIC under the IRC. To qualify as a RIC under the IRC, the Fund must invest in assets which produce the types of income specified in the IRC and the Treasury Reporting Obligations (“Qualifying Income”). Whether the income from certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities is Qualifying Income must be determined on a case-by-case basis, and the Fund will endeavor to ensure that income that is not Qualifying Income will be limited to 10% or less of the Fund’s income. Accordingly, the Fund’s ability to invest in certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities may be restricted. Further, if the Fund does invest in these types of securities and the income is determined not to be Qualifying Income, it may cause the Fund to fail to qualify as a RIC under the IRC. See “Certain Material U.S. Federal Income Tax Considerations” below for additional information related to these restrictions.

Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Fund’s investments to greater volatility than investments in traditional securities.

Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options Thereon. Options on securities, futures contracts and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.

Swap Agreements and Options on Swap Agreements. The Fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent the Fund may invest in foreign currency-denominated securities, it also may invest in currency exchange rate swap agreements. The Fund also may enter into options on swap agreements (“swap options”).

The Fund may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in a more cost efficient manner.

OTC swap agreements are bilateral contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or change in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with the Fund’s investment objectives and general investment policies, the Fund may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, the Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the Fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date. Certain floating rate securities in which the Fund may invest may rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. On July 27, 2017, the Chief Executive of the Financial Conduct Authority (“FCA”), the United Kingdom’s financial regulatory body and regulator of LIBOR, announced that after 2021 it would cease its active encouragement of banks to provide the quotations needed to sustain LIBOR due to the absence of an active market for interbank unsecured lending and other reasons. On March 5, 2021, the FCA publicly announced that all U.S. Dollar LIBOR settings will either cease to be provided by any administrator or will no longer be representative (i) immediately after December 31, 2021 for one-week and two-month U.S. Dollar LIBOR settings and (ii) immediately after June 30, 2023 for the remaining U.S. Dollar LIBOR settings. As of January 1, 2022, as a result of supervisory guidance from U.S. regulators, some U.S. regulated entities have ceased entering into new LIBOR contracts with limited exceptions. While publication of the one-, three- and six-month Sterling and Japanese yen LIBOR settings will continue at least through calendar year 2022 on the basis of a changed methodology (known as “synthetic LIBOR”), these rates have been designated by the FCA as unrepresentative of the underlying market they seek to measure and are solely available for use in legacy transactions. Certain bank-sponsored committees in other jurisdictions, including Europe, the United Kingdom, Japan and Switzerland, have selected alternative reference rates denominated in other currencies. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. For example, certain of the Fund’s investments may involve individual contracts that have no existing fallback provision or language that contemplates the discontinuation of LIBOR, and those investments could experience increased volatility or illiquidity as a result of the transition process. In addition, interest rate provisions included in such contracts, or reduced liquidity may need to be renegotiated in contemplation of the transition away from LIBOR. On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on SOFR for certain contracts that reference LIBOR and contain no, or insufficient, fallback provisions. It is expected that implementing regulations in respect of the law will follow. The transition of investments from LIBOR to a replacement rate as a result of amendment, application of existing fallbacks, statutory requirements or otherwise may also result in a reduction in the value of certain instruments held by the Fund, or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

The Fund also may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swap options.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Most types of swap agreements entered into by the Fund will calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund).

The Fund also may enter into credit default swap agreements. The credit default swap agreement may reference one or more debt securities or obligations that are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract until a credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the credit soundness of the issuer of the reference obligation and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset- backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Credit default swap agreements sold by the Fund may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, and with respect to OTC credit default swaps, counterparty risk and credit risk. The Fund will enter into uncleared credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund).

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments require the clearing and exchange-trading of many standardized OTC derivative instruments that the CFTC and SEC recently defined as “swaps” including non-deliverable foreign exchange forwards, OTC foreign exchange options and swap options. Mandatory exchange-trading and clearing is occurring on a phased-in basis based on type of market participant and CFTC approval of contracts for central clearing. The Adviser will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Fund’s ability to enter into swap agreements.

Whether the Fund’s use of swap agreements or swap options will be successful in furthering its investment objective will depend on the Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into OTC swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund’s ability to use swap agreements. It is possible that developments in the swaps market, including additional government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the reference asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because OTC swap agreements are two-party contracts that may be subject to contractual restrictions on transferability and termination and because they may have remaining terms of greater than seven days, swap agreements may be considered to be illiquid and subject to the Fund’s limitation on investments in illiquid securities. However, the Trust has adopted procedures pursuant to which the Adviser may determine swaps to be liquid under certain circumstances. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest. The Fund bears the risk that the Adviser will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If the Adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

Correlation Risk. In certain cases, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In this regard, certain funds seek to achieve their investment objectives, in part, by investing in derivatives positions that are designed to closely track the performance (or inverse performance) of an index on a daily basis. However, the overall investment strategies of the Fund is not designed or expected to produce returns which replicate the performance (or inverse performance) of the particular index, and the degree of variation could be substantial, particularly over longer periods. There are a number of factors which may prevent a mutual fund, or derivatives or other strategies used by the Fund, from achieving desired correlation (or inverse correlation) with an index. These may include, but are not limited to: (i) the impact of fund fees, expenses and transaction costs, including borrowing and brokerage costs/bid-ask spreads, which are not reflected in index returns; (ii) differences in the timing of daily calculations of the value of an index and the timing of the valuation of derivatives, securities and other assets held by the Fund and the determination of the NAV of fund shares; (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which the Fund invests; (iv) the Fund having exposure to or holding less than all of the securities in the underlying index and/or having exposure to or holding securities not included in the underlying index; (v) large or unexpected movements of assets into and out of the Fund (due to share purchases or redemptions, for example), potentially resulting in the Fund being over- or under-exposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; (viii) a possible need to conform the Fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; and (ix) fluctuations in currency exchange rates.

Risk of Potential Government Regulation of Derivatives. It is possible that additional government regulation of various types of derivative instruments, including futures, options and swap agreements, may limit or prevent the Fund from using such instruments potentially to the detriment of the Fund. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of the Fund to use certain instruments as a part of its investment strategy. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using certain instruments.

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement their investment strategies. The futures, options and swaps markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

In particular, the Dodd-Frank Act sets forth a legislative framework for OTC derivatives, including financial instruments, such as swaps, in which the Fund may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and requires clearing and exchange trading of many OTC derivatives transactions.

Provisions in the Dodd-Frank Act include new capital and margin requirements and the mandatory use of clearinghouse mechanisms for many OTC derivative transactions. The CFTC, SEC and other federal regulators have been developing the rules and regulations enacting the provisions of the Dodd-Frank Act. Because there is a prescribed phase-in period during which most of the mandated rulemaking and regulations will be implemented, it is not possible at this time to gauge the exact nature and full scope of the impact of the Dodd-Frank Act on the Fund. However, swap dealers, major market participants and swap counterparties are experiencing, and will continue to experience, new and additional regulations, requirements, compliance burdens and associated costs. The new law and the rules to be promulgated thereunder may negatively impact the Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, new position limits imposed on the Fund or its counterparties may impact the Fund’s ability to invest in futures, options and swaps in a manner that efficiently meets its investment objective. New requirements even if not directly applicable to the Fund, including capital requirements, changes to the CFTC speculative position limits regime and mandatory clearing, may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.

Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of the structured and indexed securities may provide that in certain circumstances no principal is due at maturity and therefore, may result in a loss of invested capital. Structured and indexed securities may be positively or negatively indexed, so that appreciation of the reference index may produce an increase or a decrease in the interest rate or the value of the structured or indexed security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured or indexed securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities or more traditional debt securities. To the extent the Fund invests in these securities, however, the Adviser analyzes these securities in its overall assessment of the effective duration of the Fund’s portfolio in an effort to monitor the Fund’s interest rate risk.

DOLLAR ROLLS. The Fund may enter into dollar roll agreements, which are similar to reverse repurchase agreements. Dollar rolls are transactions in which securities are sold by the Fund for delivery in the current month and the Fund simultaneously contracts to repurchase substantially similar securities on a specified future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with the Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security. If the broker-dealer to which the Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted. At the time the Fund enters into a dollar roll, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high grade debt securities consistent with the Fund’s investment restrictions having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained.

EQUITY-LINKED SECURITIES. The Fund may invest in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that the Fund invests in an equity-linked security whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign equity securities. See “Foreign Securities” below. In addition, the Fund bears the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as index futures on stock indexes, zero-strike options and warrants and swap agreements. See “Derivative Instruments” above. Equity-linked securities may be considered illiquid and thus subject to the Fund’s restriction on investments in illiquid securities.

EVENT-LINKED EXPOSURE. The Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps,” or implement “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the non- occurrence of a specific “trigger” event, such as a hurricane, earthquake or other physical or weather-related phenomena. Some event- linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Fund, when investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid Securities” below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and the Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

FIXED INCOME SECURITIES WITH BUY-BACK FEATURES. Fixed income securities with buy-back features enable the Fund to recover principal upon tendering the securities to the issuer or a third party. Letters of credit issued by domestic or foreign banks often support these buy-back features. In evaluating a foreign bank’s credit, the Adviser considers whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls or other governmental restrictions that could adversely affect the bank’s ability to honor its commitment under the letter of credit. Buy-back features include standby commitments, put bonds and demand features.

Standby Commitments. The Fund may acquire standby commitments from broker-dealers, banks or other financial intermediaries to enhance the liquidity of portfolio securities. A standby commitment entitles the Fund to same day settlement at amortized cost plus accrued interest, if any, at the time of exercise. The amount payable by the issuer of the standby commitment during the time that the commitment is exercisable generally approximates the market value of the securities underlying the commitment. Standby commitments are subject to the risk that the issuer of a commitment may not be in a position to pay for the securities at the time that the commitment is exercised.

Ordinarily, the Fund will not transfer a standby commitment to a third party, although the Fund may sell securities subject to a standby commitment at any time. The Fund may purchase standby commitments separate from or in conjunction with the purchase of the securities subject to the commitments. In the latter case, the Fund may pay a higher price for the securities acquired in consideration for the commitment.

Put Bonds. A put bond (also referred to as a tender option or third party bond) is a bond created by coupling an intermediate or long- term fixed rate bond with an agreement giving the holder the option of tendering the bond to receive its par value. As consideration for providing this tender option, the sponsor of the bond (usually a bank, broker-dealer or other financial intermediary) receives periodic fees that equal the difference between the bond’s fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par. By paying the tender offer fees, the Fund in effect holds a demand obligation that bears interest at the prevailing short-term rate. Any investments in tender option bonds by the Fund will be accounted for subject to Financial Accounting Standards Board Statement No. 140 and amendments thereto.

In selecting put bonds for the Fund, the Adviser takes into consideration the creditworthiness of the issuers of the underlying bonds and the creditworthiness of the providers of the tender option features. A sponsor may withdraw the tender option feature if the issuer of the underlying bond defaults on interest or principal payments, the bond’s rating is downgraded or, in the case of a municipal bond, the bond loses its tax-exempt status.

Demand Features. Many variable rate securities carry demand features that permit the holder to demand repayment of the principal amount of the underlying securities plus accrued interest, if any, upon a specified number of days’ notice to the issuer or its agent. A demand feature may be exercisable at any time or at specified intervals. Variable rate securities with demand features are treated as having a maturity equal to the time remaining before the holder can next demand payment of principal. The issuer of a demand feature instrument may have a corresponding right to prepay the outstanding principal of the instrument plus accrued interest, if any, upon notice comparable to that required for the holder to demand payment.

FOREIGN CURRENCY AND RELATED TRANSACTIONS. The Fund may invest in foreign currency-denominated securities and may purchase and sell foreign currency options and foreign currency futures contracts and related options (see “Derivative Instruments”) and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts (“forwards”) with terms generally of less than one year. The Fund may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. The Fund may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

Forwards will be used primarily to adjust the foreign exchange exposure of the Fund with a view to protecting the outlook, and the Fund might be expected to enter into such contracts under the following circumstances:

(i)	When the Adviser desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

(ii)	If a particular currency is expected to decrease against another currency, the Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund’s portfolio holdings denominated in the currency sold.

(iii)	If the Adviser wants to eliminate substantially all of the risk of owning a particular currency, and/or if the Adviser thinks that the Fund can benefit from price appreciation in a given country’s bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, the Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but the Fund would hope to benefit from an increase (if any) in the value of the bond.

(iv)	The Adviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, the Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

Costs of Hedging. When the Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from the Fund’s dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in the Fund’s NAV per share.

The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, the Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the Adviser’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks and may leave the Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that the Fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

The Fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

Tax Consequences of Hedging. Under applicable tax law, the Fund may be required to limit its gains from hedging in foreign currency forwards, futures and options. The extent to which these limits apply is subject to tax regulations that, to date, have not been issued. Hedging may also result in the application of the mark-to-market and straddle provisions of the IRC. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Fund and could affect whether dividends paid by the Fund are classified as capital gains or ordinary income. See “Certain Material U.S. Federal Income Tax Considerations” below for additional information related to these tax issues.

Foreign Currency Exchange-Related Securities.

Foreign Currency Warrants. Foreign currency warrants such as Currency Exchange Warrants (“CEWs”) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal Exchange Rate Linked Securities. Principal exchange rate linked securities (“PERLs”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” PERLs is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” PERLs are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLs may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance Indexed Paper. Performance indexed paper (“PIPs”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on PIPs is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

FOREIGN SECURITIES AND EMERGING MARKETS. The Fund may invest in foreign securities, including securities from issuers located in emerging market countries. Investing in foreign securities involves risks not typically associated with investing in securities of companies organized and operated in the United States that can increase the chances that the Fund will lose money. In addition to equity securities, foreign investments of the Fund may include: (a) debt obligations issued or guaranteed by foreign sovereign governments or their agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality; (b) debt obligations of supranational organizations; (c) debt obligations of foreign banks and bank holding companies; (d) debt obligations of domestic banks and corporations issued in foreign currencies; (e) debt obligations denominated in the Euro; and (f) foreign corporate debt securities and commercial paper. Such securities may include loan participations and assignments, convertible securities and zero-coupon securities.

Currency Risk and Exchange Risk. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the Fund (if it invests in foreign securities as measured in U.S. dollars) will be affected favorably or unfavorably by changes in exchange rates. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Foreign Market Risk. A fund that may invest in foreign securities offers the potential for more diversification than a fund that invests only in the United States because securities traded on foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States or otherwise adversely affect its operations. Other potential foreign market risks include exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets or imposition of (or change in) exchange control regulations. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect the Fund’s operations.

Public Availability of Information. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange (the “Exchange”). Accordingly, the Fund’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign taxes on income from sources in such countries.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. In addition, the U.S. Government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Fund. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.

Certain Risks of Holding Fund Assets Outside the United States. The Fund generally holds foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.

Sovereign Debt. The Fund may invest in sovereign debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

Risks of Investing in Asia-Pacific Countries. In addition to the risks of foreign investing and the risks of investing in developing markets, the developing market Asia-Pacific countries in which the Fund may invest are subject to certain additional or specific risks. In many of these markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment discussed below, result in potentially fewer investment opportunities for the Fund and may have an adverse impact on the investment performance of the Fund.

Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a substantial role in regulating and supervising the economy. Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.

The legal systems in certain developing market Asia-Pacific countries also may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market Asia-Pacific countries. Similarly, the rights of investors in developing market Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.

Governments of many developing market Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing market Asia-Pacific countries, which could affect private sector companies and a Fund itself, as well as the value of securities in the Fund’s portfolio. In addition, economic statistics of developing market Asia-Pacific countries may be less reliable than economic statistics of more developed nations.

In addition to the relative lack of publicly available information about developing market Asia-Pacific issuers and the possibility that such issuers may not be subject to the same accounting, auditing and financial reporting standards as U.S. companies, inflation accounting rules in some developing market Asia-Pacific countries require companies that keep accounting records in the local currency, for both tax and accounting purposes, to restate certain assets and liabilities on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain developing market Asia-Pacific companies.

Satisfactory custodial services for investment securities may not be available in some developing Asia-Pacific countries, which may result in the Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries. Certain developing Asia-Pacific countries, such as the Philippines, India and Turkey, are especially large debtors to commercial banks and foreign governments. The Adviser may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular developing Asia-Pacific country. The Fund may invest in countries in which foreign investors, including the Adviser, have had no or limited prior experience.

Restrictions on Foreign Investments in Asia-Pacific Countries. Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price and shareholder rights) than securities of the company available for purchase by nationals. There can be no assurance that the Fund will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to the Fund’s purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

The manner in which foreign investors may invest in companies in certain developing Asia-Pacific countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund. For example, the Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where the Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

Substantial limitations may exist in certain countries with respect to the Fund’s ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. It is possible that certain countries may impose currency controls or other restrictions relating to their currencies or to securities of issuers in those countries. To the extent that such restrictions have the effect of making certain investments illiquid, securities may not be available for sale to meet redemptions. Depending on a variety of financial factors, the percentage of the Fund’s portfolio subject to currency controls may increase. In the event other countries impose similar controls, the portion of the Fund’s assets that may be used to meet redemptions may be further decreased. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund (for example, if funds may be withdrawn only in certain currencies and/or only at an exchange rate established by the government).

In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities available for investment. The 1940 Act restricts the Fund’s investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may restrict the Fund’s investments in certain foreign banks and other financial institutions.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to the Fund of additional investments in emerging market countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries. There may be little financial or accounting information available with respect to issuers located in certain emerging market countries, and it may be difficult to assess the value or prospects of an investment in such issuers.

The expense ratios of funds investing significantly in foreign securities can be expected to be higher than those of funds investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

Risks of Investments in Russia. The Fund may invest a portion of its assets in securities issued by companies located in Russia. Because of the recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company’s share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for the Fund to lose its registration through fraud, negligence or mere oversight. While the Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interest. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. While the Fund intends to invest directly in Russian companies that use an independent registrar, there can be no assurance that such investments will not result in a loss to the Fund.

P-notes. The Fund may invest in participatory notes (commonly known as P-notes), which are offshore derivative instruments issued to foreign institutional investors and their sub-accounts against underlying Indian securities listed on the Indian bourses. These securities are not registered with the Securities and Exchange Board of India. Participatory notes are similar to ADRs and the risks of investing in participatory notes are similar to those discussed below with respect to securities of foreign issuers in general.

GUARANTEED INVESTMENT CONTRACTS. The Fund may invest in guaranteed investment contracts (“GIC”). A GIC is a general obligation of an insurance company. A GIC is generally structured as a deferred annuity under which the purchaser agrees to pay a given amount of money to an insurer (either in a lump sum or in installments) and the insurer promises to pay interest at a guaranteed rate (either fixed or variable) for the life of the contract. Some GICs provide that the insurer may periodically pay discretionary excess interest over and above the guaranteed rate. At the GIC’s maturity, the purchaser generally is given the option of receiving payment or an annuity. Certain GICs may have features that permit redemption by the issuer at a discount from par value. Generally, GICs are not assignable or transferable without the permission of the issuer. As a result, the acquisition of GICs is subject to the limitations applicable to the Fund’s acquisition of illiquid and restricted securities. The holder of a GIC is dependent on the creditworthiness of the issuer as to whether the issuer is able to meet its obligations.

HYBRID INSTRUMENTS. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of the Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, leveraged or unleveraged, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Fund will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

ILLIQUID SECURITIES and liquidity risk management program. The Fund may not knowingly invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days at approximately the value at which they are being carried on the Fund’s books. The Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board of Trustees has delegated the function of making day to day determinations of liquidity to the Adviser, pursuant to guidelines approved by the Board of Trustees. The Adviser will monitor the liquidity of securities held by the Fund and report periodically on such decisions to the Board of Trustees. If the limitations on illiquid securities are exceeded, other than by a change in market values, the condition will be reported by the Adviser to the Board of Trustees. Illiquid securities would generally include repurchase agreements with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the “1933 Act”). External market conditions may impact the liquidity of portfolio securities and may cause the Fund to sell or divest certain illiquid securities in order to comply with its limitation on holding illiquid securities, which may result in realized losses to the Fund.

Rule 22e-4 under the 1940 Act requires, among other things, that the Fund establish a liquidity risk management program (“LRMP”) that is reasonably designed to assess and manage liquidity risk. Rule 22e-4 defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund has implemented a LRMP to meet the relevant requirements. Additionally, the Board, including a majority of the Independent Trustees, approved the designation of a committee of individuals comprised of the Fund’s President, Treasurer, and Chief Compliance Officer (the “LRMP Administrator”) to administer the LRMP. The Board will review no less frequently than annually a written report prepared by the LRMP Administrator that addresses the operation of the LRMP and assesses its adequacy and effectiveness of implementation. Among other things, the LRMP provides for the classification of each Fund investment as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The liquidity risk classifications of the Fund’s investments are determined after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations. To the extent that a Fund investment is deemed to be an “illiquid investment” or a “less liquid investment,” the Fund can expect to be exposed to greater liquidity risk. There is no guarantee the LRMP will be effective in its operations, and complying with Rule 22e-4, including bearing related costs, could impact the Fund’s performance and its ability to achieve its investment objective.

INFLATION-PROTECTED DEBT SECURITIES. The Fund may invest in inflation-protected debt securities or inflation-indexed bonds, which are fixed income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon.

Treasury Inflation Protected Securities (“TIPS”) have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased TIPS with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

INVESTMENT COMPANY SECURITIES AND EXCHANGE-TRADED FUNDS. The Fund may invest in shares of other investment companies (each, an “Underlying Fund”), including open-end funds, closed-end funds, unit investment trusts (“UITs”) and exchange-traded funds (“ETFs”), to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI.

Under Section 12(d)(1)(A) of the 1940 Act, the Fund may acquire securities of an Underlying Fund in amounts which, as determined immediately after the acquisition is made, do not exceed (i) 3% of the total outstanding voting stock of such Underlying Fund, (ii) 5% of the value of the Fund’s total assets, and (iii) 10% of the value of the Fund’s total assets when combined with all other Underlying Fund securities held by the Fund. The Fund may exceed these statutory limits when permitted by SEC order or other applicable law or regulatory guidance, such as is the case with many ETFs. The SEC recently adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in the securities of another investment company. These changes include, among other things, the rescission of certain SEC exemptive orders permitting investments in excess of the statutory limits and the withdrawal of certain related SEC staff no-action letters, and the adoption of Rule 12d1-4 under the 1940 Act. Rule 12d1-4, which is effective on January 19, 2021, will permit the Fund to invest in other investment companies beyond the statutory limits, subject to certain conditions. The rescission of the applicable exemptive orders and the withdrawal of the applicable no-action letters is effective on January 19, 2022. After such time, an investment company will no longer be able to rely on the aforementioned exemptive orders and no-action letters, and will be subject instead to Rule 12d1-4 and other applicable rules under Section 12(d)(1).

Set forth below is additional information about the manner in which ETFs generally operate and the risks associated with an investment in ETFs, which are in addition to the risks associated with registered investment companies, generally.

In the event that the Fund purchases shares of ETFs, such purchase is expected to be made through a broker-dealer in a transaction on a securities exchange, and in such a case the Fund will pay customary brokerage commissions for each purchase and sale. Shares of an ETF may also be acquired by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the ETF’s custodian, in exchange for which the ETF will issue a quantity of new shares sometimes referred to as a “creation unit.” Similarly, shares of an ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may be redeemed in kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends as of the date of redemption. The Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities (and any required cash) to purchase creation units, if the Adviser believes it is in the Fund’s interest to do so. The Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that an ETF will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of such ETF’s total outstanding securities during any period of less than 30 days.

Termination Risk. There is a risk that ETFs in which the Fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, the ETFs may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, ETFs may also terminate or experience a disruption in its activities. In addition, an ETF may terminate if its net assets fall below a certain amount.

Although the Adviser believes that, in the event of the termination of an ETF, the Fund will be able to invest instead in shares of an alternate ETF tracking the same market index or another index covering the same general market, there can be no assurance that shares of an alternate ETF would be available for investment at that time.

INVESTMENTS IN COMMODITY/NATURAL RESOURCE-RELATED SECURITIES. As discussed under “Investment Limitations” below, the Fund does not invest directly in commodities. However, the Fund may from time to time invest in securities of companies whose business is related to commodities and natural resources, or in registered investment companies or other companies that invest directly or indirectly in commodities and natural resources. For example, the Fund may invest in companies whose business is related to mining of precious or other metals (e.g., gold, silver, etc.) or registered investment companies that invest in securities of mining companies and related instruments (including, without limitation, the underlying commodities). Investments in equity securities of companies involved in mining or related precious metals industries, and the value of the investment companies and other companies that invest in precious metals and other commodities are subject to a number of risks. For example, the prices of precious metals or other commodities can move sharply, up or down, in response to cyclical economic conditions, political events or the monetary policies of various countries, any of which may adversely affect the value of companies whose business is related to such commodities, or the value of investment companies and other companies investing in such business or commodities. Furthermore, such companies are subject to risks related to fluctuations of prices and perceptions of value in the commodity markets generally.

LOAN PARTICIPATIONS. The Fund may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund intends to invest may not be rated by any nationally recognized statistical ratings organization (“NRSRO”).

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower. A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

The Fund may invest in loan participations with credit quality comparable to that of the issuers of the Fund’s securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Some companies may never pay off their indebtedness or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

The Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see “Investment Limitations”). For purposes of these limits, the Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purpose of determining whether the Fund has invested more than 5% of its assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s NAV than if that value were based on available market quotations and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by the Fund.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on the Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

MID-CAP RISK. The Fund’s performance may be more volatile because it invests in mid-cap stocks. Mid-cap companies may have limited product lines, markets and financial resources. Securities of mid cap companies are usually less stable in price and less liquid than those of larger, more established companies. Additionally, mid-cap stocks may fall out of favor relative to large capitalization stocks, which may cause the Fund to underperform other equity funds that focus on large-cap stocks.

MONEY MARKET FUNDS. The Fund may invest in the securities of money market mutual funds. Such investments are subject to limitations prescribed by the 1940 Act, the rules thereunder and applicable SEC staff interpretations thereof, or applicable exemptive relief granted by the SEC. (See “Investment Company Securities and Exchange-Traded Funds” above.)

MORTGAGE-RELATED SECURITIES AND ASSET-BACKED SECURITIES. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See “Mortgage Pass-Through Securities.” The Fund may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see “Collateralized Mortgage Obligations”).

The recent financial downturn—particularly the increase in delinquencies and defaults on residential mortgages, falling home prices, and unemployment—has adversely affected the market for mortgage-related securities. In addition, various market and governmental actions may impair the ability to foreclose on or exercise other remedies against underlying mortgage holders, or may reduce the amount received upon foreclosure. These factors have caused certain mortgage-related securities to experience lower valuations and reduced liquidity. There is also no assurance that the U.S. Government will take further action to support the mortgage-related securities industry, as it has in the past, should the economic downturn continue or the economy experience another downturn. Further, recent legislative action and any future government actions may significantly alter the manner in which the mortgage-related securities market functions. Each of these factors could ultimately increase the risk that the Fund could realize losses on mortgage- related securities.

Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase.

The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for certain mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Agency Mortgage-Related Securities. The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government- sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation that issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.

In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage- backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

In addition, in a February 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development, the Obama administration provided a plan to reform America’s housing finance market. The plan would reduce the role of and eventually eliminate FNMA and FHLMC. Notably, the plan does not propose similar significant changes to GNMA, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Association or guaranteed by the Department of Veterans Affairs. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of FNMA and FHLMC, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

Privately Issued Mortgage-Related Securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools.

However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, the Adviser determines that the securities meet the Trust’s quality standards. Securities issued by certain private organizations may not be readily marketable. The Fund will not purchase mortgage-related securities or any other assets which in the opinion of the Adviser are illiquid if, as a result, more than 15% of the value of the Fund’s net assets will be illiquid.

Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Mortgage pools underlying privately issued mortgage-related securities more frequently include second mortgages, high loan-to-value ratio mortgages and manufactured housing loans, in addition to commercial mortgages and other types of mortgages where a government or government sponsored entity guarantee is not available. The coupon rates and maturities of the underlying mortgage loans in a privately-issued mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Other types of privately issued mortgage- related securities, such as those classified as pay-option adjustable rate or Alt-A have also performed poorly. Even loans classified as prime have experienced higher levels of delinquencies and defaults. The substantial decline in real property values across the U.S. has exacerbated the level of losses that investors in privately issued mortgage-related securities have experienced. It is not certain when these trends may reverse. Market factors that may adversely affect mortgage loan repayment include adverse economic conditions, unemployment, a decline in the value of real property, or an increase in interest rates.

Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

The Fund may purchase privately issued mortgage-related securities that are originated, packaged and serviced by third party entities. It is possible these third parties could have interests that are in conflict with the holders of mortgage-related securities, and such holders (such as the Fund) could have rights against the third parties or their affiliates. For example, if a loan originator, servicer or its affiliates engaged in negligence or willful misconduct in carrying out its duties, then a holder of the mortgage-related security could seek recourse against the originator/servicer or its affiliates, as applicable. Also, as a loan originator/servicer, the originator/servicer or its affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-related security. If one or more of those representations or warranties is false, then the holders of the mortgage-related securities (such as the Fund) could trigger an obligation of the originator/servicer or its affiliates, as applicable, to repurchase the mortgages from the issuing trust. Notwithstanding the foregoing, many of the third parties that are legally bound by trust and other documents have failed to perform their respective duties, as stipulated in such trust and other documents, and investors have had limited success in enforcing terms.

Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund’s industry concentration restrictions, set forth below under “Investment Limitations,” by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. Therefore, the Fund may invest more or less than 25% of its total assets in privately issued mortgage-related securities. The assets underlying such securities may be represented by a portfolio of residential or commercial mortgages (including both whole mortgage loans and mortgage participation interests that may be senior or junior in terms of priority of repayment) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of privately issued mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-backed or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, the Fund may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass through certificates. Parallel-pay CMOs and multi-class pass- through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches—known as support bonds, companion bonds or non-PAC bonds—which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Other Mortgage-Related Securities—Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based.

As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to the Fund’s limitations on investment in illiquid securities.

Adjustable Rate Mortgage-Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits the Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Collateralized Debt Obligations. The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade.

Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Fund’s Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Asset-Backed Securities. Asset-backed securities (“ABS”) are bonds backed by pools of loans or other receivables. ABS are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. ABS are issued through special purpose vehicles that are bankruptcy remote from the issuer of the collateral. The credit quality of an ABS transaction depends on the performance of the underlying assets. To protect ABS investors from the possibility that some borrowers could miss payments or even default on their loans, ABS include various forms of credit enhancement. Some ABS, particularly home equity loan transactions, are subject to interest-rate risk and prepayment risk. A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities. ABS also carry credit or default risk. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction. Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment.

Consistent with its investment objectives and policies, the Fund also may invest in other types of asset-backed securities.

BELOW-INVESTMENT GRADE SECURITIES. Subject to the limitations set forth in the Prospectus, the Fund may invest in “below- investment grade” or “high yield” fixed income securities commonly known to investors as “high yield bonds” or “junk bonds.” High yield bonds are issued by a company whose credit rating (based on an NRSRO) evaluation of the likelihood of repayment) necessitates offering a higher coupon and yield on its issues when selling them to investors who may otherwise be hesitant in purchasing the debt of such a company. While generally providing greater income and opportunity for gain, below-investment grade debt securities are generally subject to greater risks than fixed income securities which have higher credit ratings, including a higher risk of default, and their yields will fluctuate over time. High yield bonds generally will be in the lower rating categories of NRSROs (rated “Ba” or lower by Moody’s or “BB” or lower by S&P and Fitch or will be unrated. The credit rating of a high yield bond does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer’s financial condition. High yield bonds are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities.

While the market values of high yield bonds tend to react less to fluctuations in interest rates than do those of higher rated securities, the values of high yield bonds often reflect individual corporate developments and have a high sensitivity to economic changes to a greater extent than do higher rated securities. Issuers of high yield bonds are often in the growth stage of their development and/or involved in a reorganization or takeover. The companies are often highly leveraged (have a significant amount of debt relative to shareholders’ equity) and may not have available to them more traditional financing methods, thereby increasing the risk associated with acquiring these types of securities. In some cases, obligations with respect to high yield bonds are subordinated to the prior repayment of senior indebtedness, which will potentially limit the Fund’s ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in high yield bonds have a lower degree of protection with respect to principal and interest payments than do investors in higher rated securities.

During an economic downturn, a substantial period of rising interest rates or a recession, highly leveraged issuers of high yield bonds may experience financial distress possibly resulting in insufficient revenues to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated securities and adversely affect the value of outstanding securities, the Fund’s NAV and the ability of the issuers to repay principal and interest. If the issuer of a security held by the Fund has defaulted, the Fund may not receive full interest and principal payments due to it and could incur additional expenses if it chose to seek recovery of its investment.

The secondary markets for high yield bonds are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield bonds are concentrated in relatively few market makers and participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield bonds is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Under certain economic and/or market conditions, the Fund may have difficulty disposing of certain high yield bonds due to the limited number of investors in that sector of the market. An illiquid secondary market may adversely affect the market price of the high yield security, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing the Fund’s assets. Market quotations on high yield bonds are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale.

The high yield markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for high yield bonds may be affected by legislative and regulatory developments. These developments could adversely affect the Fund’s NAV and investment practices, the secondary market for high yield bonds, the financial condition of issuers of these securities and the value and liquidity of outstanding high yield bonds, especially in a thinly traded market. For example, Federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in the past.

When the secondary market for high yield bonds becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value the Fund’s securities and judgment plays a more important role in determining such valuations. Increased illiquidity in the junk bond market, in combination with the relative youth and growth of the market for such securities, also may affect the ability of the Fund to dispose of such securities at a desirable price. Additionally, if the secondary markets for high yield bonds contract due to adverse economic conditions or for other reasons, some of the Fund’s liquid securities may become illiquid and the proportion of the Fund’s assets invested in illiquid securities may significantly increase.

The rating assigned by a rating agency evaluates the safety of a below-investment grade security’s principal and interest payments but does not address market value risk. Because such ratings of NRSROs may not always reflect current conditions and events, in addition to using NRSROs and other sources, the Adviser performs its own analysis of the issuers whose below-investment grade securities are held by the Fund. Because of this, the Fund’s performance may depend more on the Adviser’s own credit analysis than in the case of mutual funds investing in higher-rated securities. For a description of these ratings, see “Appendix A - Description of Securities Ratings.”

In selecting below-investment grade securities, the Adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of the Fund. The Adviser continuously monitors the issuers of below-investment grade securities held by the Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Fund so that it can meet redemption requests. If a security’s rating is reduced below the minimum credit rating that is permitted for the Fund, the Adviser will consider whether the Fund should continue to hold the security.

In the event that the Fund investing in high yield bonds experiences an unexpected level of net redemptions, the Fund could be forced to sell its holdings without regard to the investment merits, thereby decreasing the assets upon which the Fund’s rate of return is based.

The costs attributable to investing in the high yield markets are usually higher for several reasons, such as higher investment research costs and higher commission costs.

PARTICIPATION INTERESTS. The Fund may invest in participation interests in fixed income securities. A participation interest provides the certificate holder with a specified interest in an issue of fixed income securities.

Some participation interests give the holders differing interests in the underlying securities, depending upon the type or class of certificate purchased. For example, coupon strip certificates give the holder the right to receive a specific portion of interest payments on the underlying securities; principal strip certificates give the holder the right to receive principal payments and the portion of interest not payable to coupon strip certificate holders. Holders of certificates of participation in interest payments may be entitled to receive a fixed rate of interest, a variable rate that is periodically reset to reflect the current market rate or an auction rate that is periodically reset at auction. Asset-backed residuals represent interests in any excess cash flow remaining after required payments of principal and interest have been made.

More complex participation interests involve special risk considerations. Since these instruments have only recently been developed, there can be no assurance that any market will develop or be maintained for the instruments. Generally, the fixed income securities that are deposited in trust for the holders of these interests are the sole source of payments on the interests; holders cannot look to the sponsor or trustee of the trust or to the issuers of the securities held in trust or to any of their affiliates for payment.

Participation interests purchased at a discount may experience price volatility. Certain types of interests are sensitive to fluctuations in market interest rates and to prepayments on the underlying securities. A rapid rate of prepayment can result in the failure to recover the holder’s initial investment.

The extent to which the yield to maturity of a participation interest is sensitive to prepayments depends, in part, upon whether the interest was purchased at a discount or premium, and if so, the size of that discount or premium. Generally, if a participation interest is purchased at a premium and principal distributions occur at a rate faster than that anticipated at the time of purchase, the holder’s actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a participation interest is purchased at a discount and principal distributions occur at a rate faster than that assumed at the time of purchase, the investor’s actual yield to maturity will be higher than that assumed at the time of purchase.

Participation interests in pools of fixed income securities backed by certain types of debt obligations involve special risk considerations. The issuers of securities backed by automobile and truck receivables typically file financing statements evidencing security interests in the receivables, and the servicers of those obligations take and retain custody of the obligations. If the servicers, in contravention of their duty to the holders of the securities backed by the receivables, were to sell the obligations, the third party purchasers could acquire an interest superior to the interest of the security holders. Also, most states require that a security interest in a vehicle must be noted on the certificate of title and the certificate of title may not be amended to reflect the assignment of the lender’s security interest. Therefore, the recovery of the collateral in some cases may not be available to support payments on the securities. Securities backed by credit card receivables are generally unsecured, and both Federal and state consumer protection laws may allow set-offs against certain amounts owed.

PREFERRED STOCK. The Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

REAL ESTATE SECURITIES AND RELATED DERIVATIVES. The Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts (“REITs”) and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value and possible environmental liabilities. The Fund may also invest in rights or warrants to purchase income-producing common and preferred shares of issuers in real estate-related industries. It is anticipated that substantially all of the equity securities of issuers in real estate-related industries in which the Fund intends to invest will be traded on a national securities exchange or in the over-the-counter market.

REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so the Fund, when investing in REITs, will bear its proportionate share of the costs of the REITs’ operations.

There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. Furthermore, REITs are not diversified and are heavily dependent on cash flow. REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners.

REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. A repurchase agreement is a transaction in which the Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to a bank or dealer at an agreed upon date and price reflecting a market rate of interest, unrelated to the coupon rate or the maturity of the purchased security. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund if the other party to the repurchase agreement defaults), it is the policy of the Fund to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found satisfactory by the Adviser. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of the Fund’s investment limitations.

RESTRICTED SECURITIES. Restricted securities are securities that may not be sold to the public without registration under the 1933 Act or an exemption from registration. The Fund is subject to an investment limitation on the purchase of illiquid securities. Restricted securities, including securities eligible for resale pursuant to Rule 144A under the 1933 Act, that are determined to be liquid are not subject to this limitation. This determination is to be made by the Adviser pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the Adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the Adviser intends to purchase securities that are exempt from registration under Rule 144A.

REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements in accordance with its investment restrictions. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high grade debt securities, generally rated in one of the three highest ratings categories, consistent with the Fund’s investment restrictions having a value at least equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act. The Fund will not engage in reverse repurchase transactions if such transactions, combined with any other borrowings, exceed 33-1/3% of the Fund’s assets.

RIGHTS OFFERINGS AND WARRANTS TO PURCHASE SECURITIES. The Fund may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time.

Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. Buying a warrant does not make the Fund a shareholder of the underlying stock and changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The warrant holder has no voting or dividend rights with respect to the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

SECTOR RISK. Although the Fund may not “concentrate” (invest 25% or more of its net assets) in any industry, it may focus its investments from time to time on one or more economic sectors. To the extent that it does so, developments affecting companies in that sector or sectors will likely have a magnified effect on the Fund’s NAV and total returns and may subject the Fund to greater risk of loss. Accordingly, the Fund could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of securities and sectors.

SECURITIES LENDING. For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions, provided: (i) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposits, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned; (iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33-1/3% of the total assets of the Fund. The Fund’s performance will continue to reflect the receipt of either interest through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the securities loaned or become insolvent. The Fund may pay lending fees to the party arranging the loan.

SHORT SALES. The Fund may make short sales of securities as part of its overall portfolio management strategy involving the use of derivative instruments, to gain exposure to or adjust exposure to various market sectors, and to offset potential declines in long positions in similar securities or otherwise take advantage of market conditions. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.

When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

The Fund may invest pursuant to a risk arbitrage strategy to take advantage of a perceived relationship between the value of two securities. Frequently, a risk arbitrage strategy involves the short sale of a security.

The Fund may engage in short sales “against the box.” A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund will engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent the Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

The Fund may also engage in so-called “naked” short sales (i.e., short sales that are not “against the box”), in which case the Fund’s losses could theoretically be unlimited, in cases where the Fund is unable for whatever reason to close out its short position. The Fund has the flexibility to engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

SPECIAL PURPOSE ACQUISITION COMPANIES. The Fund may invest in special purpose acquisition companies (“SPACs”). SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. Government securities, money market fund securities and cash. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Accordingly, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices. Investments in SPACs may be deemed illiquid and/or be subject to restrictions on resale. To the extent the SPAC is invested in cash or similar securities, this may impact the Fund’s ability to meet its investment objective. If a SPAC does not complete an acquisition within a specified period of time after going public, the SPAC is dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless.

SMALL-CAP RISK. Small-capitalization companies may be subject to more abrupt or erratic market movements than securities of larger, more established companies. Generally the smaller the company size, the greater the risk. Small-capitalization companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs.

U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Although all obligations of such agencies and instrumentalities are not direct obligations of the U.S. Treasury, the U.S. Government generally directly or indirectly backs payment of the interest and principal on these obligations. This support can range from securities supported by the full faith and credit of the United States (for example, GNMA securities) to securities that are supported solely or primarily by the creditworthiness of the issuer, such as securities of the FNMA, the FHLMC, the Tennessee Valley Authority, Federal Farm Credit Banks and Federal Home Loan Banks. In the case of obligations not backed by the full faith and credit of the United States, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Whether backed by full faith and credit of the U.S. Treasury or not, U.S. Government obligations are not guaranteed against price movements due to fluctuating interest rates.

VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

The Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

The Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. See “Mortgage-Related and Other Asset-Backed Securities” for a discussion of IOs and POs.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made.

When purchasing a security on a when-issued, delayed delivery or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations and takes such fluctuations into account when determining its NAV. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a transaction after it is entered into and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.

ZERO COUPON BONDS. The Fund may invest in zero coupon bonds of governmental or private issuers that generally pay no interest to their holders prior to maturity. Since zero coupon bonds do not make regular interest payments, they allow an issuer to avoid the need to generate cash to meet current interest payments and may involve greater credit risks than bonds paying interest currently. The IRC requires that the Fund accrue income on zero coupon bonds for each taxable year, even though no cash has been paid on the bonds, and generally requires the Fund to distribute such income (net of deductible expenses, if any) to avoid being subject to tax and to continue to maintain its status as a RIC under the IRC. Because no cash is generally received at the time of accrual, the Fund may be required to sell investments (even if such sales are not advantageous) to obtain sufficient cash to satisfy the federal tax distribution requirements applicable to the Fund under the IRC. See “Certain Material U.S. Federal Income Tax Considerations” below for additional information.

TEMPORARY DEFENSIVE POSITIONS. The Fund may, without limit, invest in U.S. Government securities, commercial paper and other money market instruments, money market funds, cash or cash equivalents in response to adverse market conditions, as a temporary defensive position. The result of this action may be that the Fund will be unable to achieve its investment objective.

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, affect the Fund’s performance. The Fund’s portfolio turnover rate is only shown once the Fund has completed its first fiscal period of operations.

DISCLOSURE OF PORTFOLIO HOLDINGS

As required by the federal or state securities laws, including the 1940 Act, the Fund discloses portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR and Form N-PORT or such other filings, reports or disclosure documents as the applicable regulatory authorities may require. The Fund’s complete list of portfolio holdings are available sixty days after each fiscal quarter end in the Fund’s Form N-CSR (semiannually) and Form N-PORT (quarterly).

The Board of Trustees has adopted policies and procedures regarding the selective disclosure of portfolio securities holdings. The policies and procedures are designed to allow disclosure of the Fund’s holdings information where it is deemed appropriate for the Fund’s operations or it is determined to be useful to the Fund’s shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure of the Fund’s holdings, the Fund will not provide or permit others to provide information about the Fund’s holdings on a selective basis. The Board of Trustees provides ongoing oversight of the Trust’s policies and procedures and compliance with such policies and procedures. As part of this oversight function, the Trustees receive from the Trust’s Chief Compliance Officer (“CCO”) as necessary, reports on compliance with these policies and procedures. In addition, the Trustees receive an annual assessment of the adequacy and effectiveness of the policies and procedures with respect to the Fund, and any changes thereto, and an annual review of the operation of the policies and procedures. Any deviation to this policy as well as any corrective action undertaken to address such deviations must be reported to the Trust’s Board of Trustee’s (the “Board”), at its next quarterly Board meeting or sooner, as determined by the Trust’s CCO.

The Fund may, but is not required to, post its schedule of investments on its website at regular intervals or from time to time at the discretion of the Adviser. This information may be as of the most recent practicable date available and need not be subject to a lag period prior to its posting on the website. In addition to its schedule of investments, the Fund may post portfolio holdings information and other information on a website including, but not limited to, information about the number of securities the Fund holds, a summary schedule of investments, the Fund’s top holdings, and a percentage breakdown of the Fund’s investments by geographic region, sector, industry and market capitalization. After any portfolio holdings information becomes publicly available (by posting on the website or otherwise); it may be mailed, e-mailed or otherwise transmitted to any person.

The following disclosures of aggregate, composite or descriptive information about the Fund or its portfolio holdings are not subject to the Trust’s policy on selective disclosure of portfolio information: (i) descriptions of allocations among classes, geographic regions, countries, industries or sectors; (ii) aggregated data such as average or median ratios or market capitalization; (iii) performance attribution by class, geographic region, country, industry or sector; (iv) aggregated risk statistics; (v) listing of top holdings without any reference to the amount of the Fund’s holdings; and (vi) such other information that, in the opinion of the CCO or designee, does not present material risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading of the Fund. The Fund’s portfolio holdings may also be disclosed, upon authorization by a designated officer of the Adviser, to financial consultants or other entities that have a legitimate business purpose in receiving such information, including to assist them in determining the suitability of the Fund as an investment for their clients. In each case, such disclosure will be made in accordance with the anti-fraud provisions of the federal securities laws, the Adviser’s fiduciary duties to the Fund’s shareholders and subject to a confidentiality agreement and/or trading restrictions.

The Board of Trustees of the Trust, a committee thereof, or an officer designated by the Board, may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions.

The Fund may distribute or authorize the distribution of information about its holdings that is not publicly available (on a website or otherwise) to the Fund’s, or its Adviser’s, employees and affiliates that provide services to the Fund. The Fund may also distribute or authorize the distribution of information about the Fund’s holdings that is not publicly available (on a website or otherwise) to the Fund’s service providers who require access to the information (i) in order to fulfill their contractual duties relating to the Fund; (ii) to facilitate the transition of a newly hired investment adviser prior to the commencement of its duties; (iii) to facilitate the review of the Fund by a ranking or ratings agency; (iv) for the purpose of due diligence regarding a merger or acquisition; or (v) for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of the Fund’s assets and minimize impact on remaining shareholders of the Fund.

Each of the following third parties has been approved to receive portfolio holdings information: (i) the Fund’s administrator and accounting agent; (ii) the Fund’s independent registered public accounting firm, for use in providing audit opinions; (iii) financial printers, solely for the purpose of preparing the Fund’s reports or regulatory filings; (iv) the Fund’s custodian in connection with its custody of the Fund’s assets; (v) if applicable, a proxy voting service; or (vi) disclosure to a ranking or rating agency, such as Lipper, Inc., Morningstar, Inc., Moody’s, S&P and Fitch. Information may be provided to these parties at any time so long as each of these parties is contractually and ethically prohibited from sharing the Fund’s portfolio holding information without specific authorization. The Adviser and service providers have also established procedures to ensure that the Fund’s portfolio holdings information is only disclosed in accordance with these policies.

Under no circumstances may the Fund, the Adviser or their affiliates receive any consideration or compensation for disclosing portfolio holdings information.

The Adviser manages other accounts such as separate accounts and other registered or unregistered pooled investment vehicles. These other accounts may be managed in a similar fashion to the Fund and thus may have similar portfolio holdings. Such accounts may have disclosures at different times than a Fund’s portfolio holdings are disclosed. Additionally, such accounts may have access to their portfolio holdings and may not be subject to the foregoing restrictions.

INVESTMENT LIMITATIONS

The Fund has adopted the investment limitations set forth below. Except with respect to the asset coverage requirement under Section 18(f)(1) of the 1940 Act with respect to borrowing, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund or the Fund’s assets or redemptions of shares will not be considered a violation of the limitation. The asset coverage requirement under Section 18(f)(1) of the 1940 Act with respect to borrowings is an ongoing requirement. The following fundamental policies apply to the Fund and the Board of Trustees may not change them without shareholder approval as required by the 1940 Act or the rules and regulations thereunder. The Fund will not:

1.	Issue senior securities or borrow money, except as permitted under the 1940 Act and the rules and regulations thereunder, and then not in excess of 33-1/3% of the Fund’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a when-issued, delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets;

2.	Pledge, mortgage or hypothecate its assets except to secure indebtedness permitted to be incurred by the Fund. (For the purpose of this restriction, the deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities by and collateral arrangements with respect to margin for future contracts by the Fund are not deemed to be pledges or hypothecations);

3.	Underwrite any issue of securities, except to the extent that the Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

4.	Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein, including real estate investment trusts;

5.	Invest 25% or more of the value of the Fund’s assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to securities issued by other investment companies. For purposes of this limitation, states, municipalities and their political subdivisions are not considered to be part of any industry;

6.	Purchase or sell physical commodities, unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;

7.	Make loans, except loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan;

8.	Engage in short sales of securities or maintain a short position, except that the Fund may (a) sell short “against the box” and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments; or

9.	Purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that the Fund may make initial and variation margin deposits in connection with permitted transactions in options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

TRUSTEES AND OFFICERS

The following tables present certain information regarding the Board of Trustees and officers of the Trust. None of the Trustees are an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act and each Trustee is referred to as an “Independent Trustee” and is listed under such heading below. Employees of certain service providers to the Trust serve as officers of the Trust; such persons are not compensated by the Fund. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

INDEPENDENT TRUSTEES

Robert J. Christian Date of Birth: 2/49	Trustee	Shall serve until death, resignation or removal. Trustee since 2007. Chairman from 2007 until September 30, 2019.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	36	Optimum Fund Trust (registered investment company with 6 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio)

Iqbal Mansur Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	Retired since September 2020; Professor of Finance, Widener University from 1998 to August 2020; Member of the Investment Committee of ChristianaCare Health System from January 2022 to present.	36	Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio)

Nicholas M. Marsini, Jr. Date of Birth: 8/55	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee since 2016. Chairman since October 1, 2019.	Retired since March 2016. President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President of Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.	36	Brinker Capital Destinations Trust (registered investment company with 10 portfolios). Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio)

Nancy B. Wolcott Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	36	Lincoln Variable Insurance Products Trust (registered investment company with 97 portfolios). Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio)

Stephen M. Wynne Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	36	Copeland Trust (registered investment company with 2 portfolios). Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio)

EXECUTIVE OFFICERS

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Joel L. Weiss Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	President of JW Fund Management LLC since June 2016; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.

Christine S. Catanzaro Date of Birth: 8/84	Treasurer and Chief Financial Officer	Shall serve until death, resignation, or removal. Officer since 2022.	Financial Reporting Consultant from October 2020 to September 2022; Senior Manager, Ernst & Young LLP from March 2013 to October 2020.

T. Richard Keyes Date of Birth: 1/57	Vice President	Shall serve until death, resignation or removal. Officer since 2016.	President of TRK Fund Consulting LLC since July 2016; Head of Tax — U.S. Fund Services of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from February 2006 to July 2016.

Gabriella Mercincavage Date of Birth: 6/68	Assistant Treasurer	Shall serve until death, resignation or removal. Officer since 2019.	Fund Administration Consultant since January 2019; Fund Accounting and Tax Compliance Accountant to financial services companies from November 2003 to July 2018.

Vincenzo A. Scarduzio Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Director and Vice President Regulatory Administration of The Bank of New York Mellon and predecessor firms since 2001.

John Canning Date of Birth: 11/70	Chief Compliance Officer and Anti-Money Laundering Officer	Shall serve until death, resignation or removal. Officer since 2022.	Director of Chenery Compliance Group, LLC from March 2021 to present; Senior Consultant of Foreside Financial Group from August 2020 to March 2021; Chief Compliance Officer & Chief Operating Officer of Schneider Capital Management LP from May 2019 to July 2020; Chief Operating Officer and Chief Compliance Officer of Context Capital Partners, LP from March 2016 to March 2018 and February 2019, respectively.

LEADERSHIP STRUCTURE AND RESPONSIBILITIES OF THE BOARD AND ITS COMMITTEES. The basic responsibilities of the Trustees are to monitor the Trust and its funds’ financial operations and performance, oversee the activities and legal compliance of the Adviser and other major service providers, keep themselves informed, and exercise their business judgment in making decisions important to the Trust’s proper functioning based on what the Trustees reasonably believe to be in the best interests of the shareholders. The Board of Trustees is comprised of five individuals, each of whom is an Independent Trustee. The Board of Trustees meets multiple times during the year (but at least quarterly) to review the investment performance of the funds and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements.

The Board of Trustees has appointed an Independent Trustee to serve in the role of Chairman. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board of Trustees and the identification of information to be presented to the Board of Trustees with respect to matters to be acted upon by the Board of Trustees. The Chairman also presides at all meetings of the Board of Trustees and acts as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board of Trustees from time to time. Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or By-Laws, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board of Trustees, generally.

Each Trustee was appointed to serve on the Board of Trustees because of his or her experience, qualifications, attributes and/or skills as set forth in the subsection “Trustee Qualifications,” below. Based on a review of the Board of Trustees and its function, the Trustees have determined that the leadership structure of the Board of Trustees is appropriate and that the Board of Trustees’ role in the risk oversight of the Trust, as discussed below, allows the Board of Trustees to effectively administer its oversight function.

The Board of Trustees has an Audit Committee and a Nominating and Governance Committee. The responsibilities of each committee and its members are described below.

AUDIT COMMITTEE. The Audit Committee is comprised of Messrs. Christian, Mansur, Marsini, Jr. and Wynne and Ms. Wolcott, each of whom is an Independent Trustee. Mr. Wynne serves as the chairman of the Audit Committee. The Board of Trustees has adopted a written charter (the “Audit Committee Charter”) for the Audit Committee. Pursuant to the Audit Committee Charter, the Audit Committee has the responsibility, among others, to (1) select the Trust’s independent registered public accountants; (2) review and approve the scope of the independent registered public accountants’ audit activity; (3) oversee the audit process of the financial statements which are the subject of the independent registered public accountants’ certifications; and (4) review with such independent registered public accountants the adequacy of the Trust’s basic accounting system and the effectiveness of the Trust’s internal accounting controls. The Audit Committee meets at least two times per year. The Audit Committee met four times during the Fund’s fiscal year ended September 30, 2022.

NOMINATING AND GOVERNANCE COMMITTEE. The Nominating and Governance Committee is comprised of Messrs. Christian, Mansur, Marsini, Jr. and Wynne and Ms. Wolcott. Mr. Mansur serves as the chairman of the Nominating and Governance Committee. The Board of Trustees has adopted a written charter for the Nominating and Governance Committee. The Nominating and Governance Committee is responsible for formulating a statement of corporate governance; assessing the size, structure and composition of the Board of Trustees; determining trustee qualification guidelines as well as compensation, insurance and indemnification of Trustees; identifying Trustee candidates; oversight of Board of Trustees self-evaluations; reviewing certain regulatory and corporate matters of the Trust; and identifying, from time to time, qualified candidates to serve as the CCO for the Trust. The Nominating and Governance Committee meets at least once a year. The Nominating and Governance Committee met two times during the Fund’s fiscal year ended September 30, 2022. The Nominating and Governance Committee identifies potential nominees in accordance with its Statement of Policy on Qualifications for Board of Trustees Membership. The Nominating and Governance Committee will consider nominee candidates recommended by shareholders. Shareholders who wish to recommend individuals for consideration by the Nominating and Governance Committee as nominee candidates may do so by submitting a written recommendation to the Secretary of the Trust at: 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809. Submissions must include sufficient biographical information concerning the recommended individual, including age, at least ten years of employment history with employer names and a description of the employer’s business, and a list of board memberships (if any). The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Trustees and to serve if elected. Recommendations must be received in a sufficient time, as determined by the Nominating and Governance Committee in its sole discretion, prior to the date proposed for the consideration of nominee candidates by the Board of Trustees. Upon the written request of shareholders holding at least a 5% interest in the Trust’s shares in the aggregate, the Secretary shall present to any special meeting of shareholders such nominees for election as trustees as specified in such written request.

TRUSTEE QUALIFICATIONS. The following is a brief discussion of the experience, qualifications, attributes and/or skills that led to the Board of Trustees’ conclusion that each individual identified below is qualified to serve as a Trustee of the Trust.

The Board of Trustees believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support the conclusion that each Trustee is qualified to serve as a Trustee of the Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Marsini is the former President of PNC Bank Delaware, former Executive Vice President of Finance of BNY Mellon, former Chief Financial Officer of PNC Global Investment Servicing and currently serves as a Trustee to other mutual fund complexes; Mr. Wynne is the former Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing, former Chief Executive Officer of PNC Global Investment Servicing and currently serves as a Trustee to other mutual fund complexes; Ms. Wolcott is the former Executive Vice President of US Fund Services, BNY Mellon Asset Servicing, former President of PNC Global Investment Servicing and currently serves as a Trustee of other mutual fund complexes; Mr. Christian served as the Executive Vice President of Wilmington Trust and currently serves as a Trustee to other mutual fund complexes; and Mr. Mansur is a Professor Emeritus at Widener University. He previously served as a Professor of Finance, School of Business Administration, at Widener University and currently serves as a Trustee to other mutual fund complexes.

In its periodic self-assessment of the effectiveness of the Board of Trustees, the Board of Trustees considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board of Trustees’ overall composition so that the Board of Trustees, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Trust and its funds. The summaries set forth above as to the experience, qualifications, attributes and/or skills of the Trustees do not constitute holding out the Board of Trustees or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board of Trustees as a whole than would otherwise be the case.

RISK OVERSIGHT. Through its direct oversight role, and indirectly through its Committees, of officers and service providers, the Board of Trustees performs a risk oversight function for the Trust and its funds consisting, among other things, of the following activities: (1) at regular and special Board of Trustees meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the Trust and its funds; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust; (3) meeting with the portfolio management team to review investment strategies, techniques and the processes used to manage related risks; (4) meeting with representatives of key service providers, including the investment advisers, administrator, the distributor, the transfer agent, the custodian and the independent registered public accounting firms of the funds, to review and discuss the activities of the Trust and its funds and to provide direction with respect thereto; and (5) engaging the services of the Chief Compliance Officer of the Trust to test the compliance procedures of the Trust and its service providers.

SECURITY AND OTHER INTERESTS. The following table sets forth the equity securities in the Fund and in all registered investment companies overseen by the Trustees within the Trust Complex that the Trustees beneficially owned as of December 31, 2022.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee within the Family of Investment Companies
Independent Trustees
Robert J. Christian	None	Over $100,000
Iqbal Mansur	None	Over $100,000
Nicholas M. Marsini, Jr.	None	None
Nancy B. Wolcott	None	None
Stephen M. Wynne	None	Over $100,000

As of December 31, 2022, none of the Independent Trustees, or any of their immediate family members (i.e., spouse or dependent children) served as an officer, director or was an employee of the Trust, the Adviser or the Underwriter, or of any of their respective affiliates. Nor do any of such persons serve as an officer or director or is an employee of any company controlled by or under common control with such entities. Additionally, as of the same date, none of the Independent Trustees or any of their immediate family members (i.e., spouse or dependent children) owned beneficially or of record any interest in the Adviser or the Underwriter, or in any person directly or indirectly controlling, controlled by, or under common control with such entities.

COMPENSATION. In addition to the fees below, the Trust reimburses the Trustees for their related business expenses. The following table sets forth the aggregate compensation paid to each of the Trustees for the fiscal year ended September 30, 2022.

Name of Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from the Trust Complex
Robert J. Christian	$108,311	$0	$0	$108,311
Iqbal Mansur	$123,242	$0	$0	$123,242
Nicholas M. Marsini, Jr.	$133,136	$0	$0	$133,136
Nancy B. Wolcott	$108,252	$0	$0	$108,252
Stephen M. Wynne	$128,159	$0	$0	$128,159

CODE OF ETHICS

In accordance with Rule 17j-1 of the 1940 Act, each of the Trust and the Adviser has adopted a code of ethics (each, a “Code” and together, the “Codes”).

The Codes are intended to prohibit or restrict transactions that may be deemed to create a conflict of interest among the Adviser or the Trust. Each Code identifies the specific employees, officers or other persons who are subject thereto and all are required to abide by the provisions thereunder. Persons covered under the Codes may engage in personal trading for their own accounts, including securities that may also be purchased or held or traded by the Fund under certain circumstances.

Under the Code adopted by the Trust, personal trading is subject to specific restrictions, limitations, guidelines and other conditions. Under the Code adopted by the Adviser, personal trading is subject to pre-clearance and other conditions set forth in its Code.

On an annual basis or whenever deemed necessary, the Board of Trustees reviews reports regarding all of the Codes including information about any material violations of the Codes. The Codes are on public file as exhibits to the Trust’s registration statement with the SEC.

PROXY VOTING

The Board of Trustees has adopted the Adviser’s proxy voting procedures and has delegated the responsibility for exercising the voting rights associated with the securities purchased and/or held by the Fund to the Adviser, subject to the Board of Trustees’ continuing oversight. In exercising its voting obligations, the Adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of the Fund, and for the purpose of providing benefits to the Fund. The Adviser will consider the factors that could affect the value of the Fund’s investment in its determination on a vote.

The Adviser has identified certain significant contributors to shareholder value with respect to a number of common or routine matters that are often the subject of proxy solicitations for shareholder meetings. The proxy voting procedures address these considerations and establish a framework for consideration of a vote that would be appropriate for a Fund. In particular, the proxy voting procedures outline principles and factors to be considered in the exercise of voting authority for proposals addressing such common or routine matters.

The Adviser’s proxy voting procedures establish a protocol for voting of proxies in cases in which the Adviser or an affiliated entity has an interest that is reasonably likely to be affected by a proxy to be voted on behalf of the Fund or that could compromise the Adviser’s independence of judgment and action in voting the proxy in the best interest of the Fund’s shareholders. The Adviser believes that consistently voting in accordance with its stated guidelines will address most conflicts of interest, and to the extent any deviation of such guidelines occurs it will be carefully assessed by a securities review committee to determine if a conflict of interest exists, and if a material conflict of interest exists, the committee will determine an appropriate resolution, which may include consultation with management or Trustees of the Trust, analyses by independent third parties, or other means necessary to ensure and demonstrate the proxy was voted in the best interests of shareholders. The Adviser’s proxy voting policies and procedures are attached herewith as Appendix B. The Fund is required to file annually its proxy voting record on Form N-PX with the SEC. Form N-PX is required to be filed by August 31 of each year and when filed will be available by request by calling the Fund at (888) 678-6024 or on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. Any person who directly or indirectly owns 5% or more of the outstanding voting securities of the Fund, may be deemed an “affiliated person” of the Fund, as such term is defined in the 1940 Act. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of control. As of the date of this SAI, the Fund could be deemed under control of the Adviser or affiliates of the Adviser, who had voting authority with respect to approximately 100% of the value of the outstanding interest in the Fund on such date. However, the Trust believes that once the Fund commences investment operations and the Fund’s shares are sold to the public, the Adviser’s or its affiliates’ control will be diluted over time. Additionally, as of the same date, none of the Trustees and officers of the Trust owned individually and together in excess of 1% of the outstanding shares of the Fund.

INVESTMENT ADVISORY SERVICES

Polen Capital Credit, LLC (“Polen Credit” or the “Adviser”) is a registered investment adviser headquartered at 1075 Main Street, Suite 320, Waltham, Massachusetts 02451. Polen Credit was founded in 1996 as DDJ Capital Management, LLC and, in addition to serving as the investment adviser to the Fund, provides portfolio management services to individuals, pension and profit sharing plans, other pooled investment vehicles, charitable organizations, state or municipal government agencies and other businesses. As of December 31, 2022, Polen Credit had approximately $6.8 billion in assets under management. On January 31, 2022, Polen Capital Management, LLC (“Polen Capital”), 1825 NW Corporate Blvd., Suite 300, Boca Raton, FL 33431, an investment adviser registered with the SEC, acquired 100% of the outstanding equity units of Polen Credit. Accordingly, as of such date, Polen Credit became a wholly-owned subsidiary of Polen.

Pursuant to an investment advisory agreement between the Trust and the Adviser, the Adviser manages the assets of the Fund (the “Investment Advisory Agreement”). The Investment Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Board of Trustees including a majority of the Independent Trustees casting votes in person at a meeting called for such purpose, or by vote of a majority of the outstanding voting securities of the Fund. The Investment Advisory Agreement may be terminated by the Fund on 60 days’ written notice or the Adviser on 90 days’ written notice without penalty. The Investment Advisory Agreement will also terminate automatically in the event of its assignment as defined in the 1940 Act.

Pursuant to the Investment Advisory Agreement, the Adviser is entitled to receive an annual investment advisory fee, paid monthly, comprising 0.70% of the average daily net assets of the Fund. Each class of shares of the Fund bears its respective pro-rata portion of the advisory fee payable by the Fund. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, fees and expenses attributable to a distribution or service plan adopted by FundVantage Trust (the “Trust”), shareholder servicing fees, interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions) do not exceed 0.79% (on an annual basis) with respect to the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until [August 31, 2024] unless the Board of Trustees the Trust approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, for fees it waived and Fund expenses it paid to the extent the total annual fund expenses do not exceed the limits described above or any lesser limits in effect at the time of the reimbursement. No reimbursement will occur unless the Fund’s expenses are below the Expense Limitation. The following table sets forth the management fees paid by the Predecessor Fund to the Adviser for the periods indicated:

	For the Fiscal Year Ended September 30, 2022	For the Fiscal Year Ended September 30, 2021	For the Fiscal Year Ended September 30, 2020
Gross Advisory Fees	$1,859,833	$1,396,787	$517,022
Waiver of Advisory Fees	$(273,460)	$(389,956)	$(341,214)
Reimbursement of Other Expenses	$0	$0	$0
Net Advisory Fees	$1,586,373	$1,006,831	$175,808

Under the terms of the Investment Advisory Agreement, the Adviser agrees to: (a) direct the investments of the Fund, subject to and in accordance with the Fund’s investment objective, policies and limitations set forth in the Prospectus and this SAI; (b) purchase and sell for the Fund, securities and other investments consistent with the Fund’s objective and policies; (c) supply office facilities, equipment and personnel necessary for servicing the investments of the Fund; (d) pay the salaries of all personnel of the Adviser performing services relating to research, statistical and investment activities on behalf of the Trust; (e) make available and provide such information as the Trust and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations; and (f) make its officers and employees available to the Trustees and officers of the Trust for consultation and discussion regarding the management of the Fund and its investment activities. Additionally, the Adviser agrees to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to contract with the Fund. The Trust and/or the Adviser may at any time or times, upon approval by the Board of Trustees, enter into one or more sub-advisory agreements with a sub-adviser pursuant to which the Adviser delegates any or all of its duties as listed.

The Investment Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement.

The salaries of personnel of the Adviser performing services for the Fund relating to research, statistical and investment activities are paid by the Adviser.

Polen Credit is wholly-owned and controlled by Polen Capital. Polen Capital is controlled by its Management Committee. The Management Committee is comprised of Stan C. Moss, CEO, Daniel Davidowitz, Portfolio Manager and Analyst, and Damon Ficklin, Head of Team, Portfolio Manager and Analyst, and the Management Committee is controlled by Messrs. Moss and Davidowitz.

PORTFOLIO MANAGERS

The management of the Fund is the responsibility of investment professionals employed by the Adviser. The information provided below supplements the information provided in the Prospectus under the heading “Portfolio Managers” with respect to the investment professionals responsible, either individually or jointly, for the day-to-day management of the Fund, including information regarding:

(i)	“Other Accounts Managed.” Other accounts managed by Messrs. Breazzano, Santonelli and Sherman, who are the portfolio manager responsible for the day-to-day management of the Fund;

(ii)	“Material Conflicts of Interest.” Material conflicts of interest that may arise in connection with the portfolio managers’ management of the Fund’s investments and investments of other accounts managed. These potential conflicts of interest include material conflicts between the investment strategy of the Fund and the investment strategy of the other accounts managed by the portfolio managers and conflicts associated with the allocation of investment opportunities between the Fund and other accounts managed by the portfolio managers. Additional conflicts of interest may potentially exist or arise that are not discussed below;

(iii)	“Compensation.” A description of the structure of and method used to determine the compensation received by the Fund’s portfolio managers from the Fund, the Adviser or any other source with respect to managing the Fund and any other accounts; and

(iv)	“Ownership of Securities.” Information regarding the portfolio manager’ dollar range of equity securities beneficially owned in the Fund.

Other Accounts Managed. The table below includes details regarding the number of other registered investment companies, other pooled investment vehicles and other accounts managed by Messrs. Breazzano, Santonelli and Sherman, total assets under management for each type of account and total assets in each type of account with performance-based advisory fees as of [●]:

Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)		Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (millions)
David J. Breazzano
Other Registered Investment Companies:	[●]	$	[●]	[●]	$	[●]
Other Pooled Investment Vehicles:	[●]	$	[●]	[●]	$	[●]
Other Accounts:	[●]	$	[●]	[●]	$	[●]

Benjamin J. Santonelli
Other Registered Investment Companies:	[●]	$	[●]	[●]	$	[●]
Other Pooled Investment Vehicles:	[●]	$	[●]	[●]	$	[●]
Other Accounts:	[●]	$	[●]	[●]	$	[●]

John W. Sherman
Other Registered Investment Companies:	[●]	$	[●]	[●]	$	[●]
Other Pooled Investment Vehicles:	[●]	$	[●]	[●]	$	[●]
Other Accounts:	[●]	$	[●]	[●]	$	[●]

Material Conflicts of Interest. Polen Credit provides advisory services to other clients which invest in securities of the same type in which the Funds invests. The Adviser is aware of its obligation to ensure that when orders for the same securities are entered on behalf of a Fund and other accounts, a Fund receives fair and equitable allocation of these orders, particularly where affiliated accounts may participate. The Adviser attempts to mitigate potential conflicts of interest by adopting policies and procedures regarding trade execution, brokerage allocation and order aggregation which provide a methodology for ensuring fair treatment for all clients in situations where orders cannot be completely filled or filled at different prices.

Compensation. The Adviser compensates the Fund’s portfolio managers for management of the Fund. Each portfolio manager’s compensation consists of (i) a base salary, (ii) a year-end bonus and (iii) awards of equity (“Equity Interests”), including direct Equity Interests and/or phantom Equity Interests. The Adviser’s compensation strategy is to provide reasonable base salaries commensurate with an individual’s responsibility and provide performance bonus awards. Total compensation of the Fund’s portfolio managers is not related to the Fund’s performance.

Ownership of Shares of the Funds. As of the date of this SAI, the Fund did not yet commence investment operations or issue shares.

ADMINISTRATION AND ACCOUNTING SERVICES

Pursuant to an Administration and Accounting Services Agreement dated July 19, 2007, The Bank of New York Mellon performs certain administrative services for the Trust including, among other things, assisting in the preparation of the annual post-effective amendments to the Trust’s registration statement, assisting in obtaining the fidelity bond and trustees’ and officers’/errors and omissions insurance policies, preparing notices, agendas, and resolutions for quarterly Board of Trustees meetings, maintaining the Trust’s corporate calendar, maintaining Trust contract files and providing executive and administrative services to support the Independent Trustees. The Bank of New York Mellon also performs certain administrative and accounting services for the Trust such as preparing shareholder reports, providing statistical and research data, assisting the Adviser in compliance monitoring activities, and preparing and filing federal and state tax returns on behalf of the Trust. In addition, The Bank of New York Mellon prepares and files certain reports with the appropriate regulatory agencies and prepares certain materials required by the SEC or any state securities commission having jurisdiction over the Trust. The accounting services performed by The Bank of New York Mellon include determining the NAV per share of the Fund and maintaining records relating to the securities transactions of the Fund.

ADDITIONAL SERVICE PROVIDERS

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. [___], serves as the independent registered public accounting firm to the Fund.

LEGAL COUNSEL. Troutman Pepper Hamilton Sanders LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103, serves as counsel to the Trust.

CUSTODIAN. The Bank of New York Mellon (the “Custodian”), 240 Greenwich Street, New York, NY 10286, serves as the Fund’s custodian. The Custodian’s services include, in addition to the custody of all cash and securities owned by the Trust, the maintenance of custody accounts in the Custodian’s trust department, the segregation of all certificated securities owned by the Trust, the appointment of authorized agents as sub-custodians, disbursement of funds from the custody accounts of the Trust, releasing and delivering securities from the custody accounts of the Trust, maintaining records with respect to such custody accounts, delivering to the Trust a daily and monthly statement with respect to such custody accounts and causing proxies to be executed. The Fund has made arrangements with BNY Mellon Investment Servicing Trust Company to serve as custodian for Individual Retirement Accounts (“IRAs”).

TRANSFER AGENT. BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon Investment Servicing”), 500 Ross Street, 154-0520, Pittsburgh, PA 15262, serves as the Trust’s Transfer Agent and Dividend Paying Agent.

OTHER SERVICE PROVIDERS. The Trust has engaged JW Fund Management, LLC, 1636 N Cedar Crest Blvd. Suite #161, Allentown, PA 18104, to provide persons to serve as Principal Executive Officer and Principal Financial Officer and provide various other services for the Trust. The Trust has engaged Chenery Compliance Group LLC to provide on-going compliance services, including providing an individual to serve as the Chief Compliance Officer and Anti-Money Laundering Officer for the Trust.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to policies established by the Board of Trustees, the Adviser is primarily responsible for the execution of the Fund’s portfolio transactions and the allocation of brokerage. The Adviser has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. The Fund invests in securities traded in the over-the-counter markets and the Adviser often deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the objective of the Adviser to seek to obtain the best results in conducting portfolio transactions for the Fund, taking into account such factors as price (including the applicable dealer-spread or commission), the size, type and difficulty of the transaction involved, the firm’s general execution and operations facilities and the firm’s risk in positioning the securities involved. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads and brokerage commissions.

While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available. Subject to obtaining the best net results, dealers who provide supplemental investment research (such as quantitative and modeling information assessments and statistical data and provide other similar services) to the Adviser may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under the Investment Advisory Agreement and the expense of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research obtained from such dealers may be used by the Adviser in servicing all of its accounts and such research may or may not be useful to the Adviser in connection with the Fund. In all cases, the Adviser understands its on-going obligation to seek “best execution” of its clients’ transactions. The Adviser considers the range of services provided by brokers in selecting those with whom to place trades including, but not limited to, commission rate, execution capability, responsiveness, and financial responsibility. In general, the Adviser receives a limited amount of research and/ or brokerage services paid for by brokers. Polen Capital, the parent company of the Adviser, maintains a Best Execution Committee, which is comprised of representatives from trading, operations, portfolio management and investment research and compliance teams (including certain representatives of the Adviser). The Best Execution Committee meets quarterly and is responsible for overseeing the Adviser’s trading activities in accordance with the Adviser’s Best Execution Policies and Procedures. The Best Execution Committee evaluates brokerage relationships annually. The Fund invests in securities traded in the over-the-counter markets, and the Fund often deals directly with dealers who make markets in the securities involved, except in those circumstances where better execution is available elsewhere. Under the 1940 Act, except as permitted by exemptive order or rule, persons affiliated with the Fund are prohibited from dealing with the Fund as principal in the purchase and sale of securities. However, affiliated persons of the Fund may serve as its brokers in certain over-the-counter transactions conducted on an agency basis.

The table below sets forth the brokerage commissions paid by the Predecessor Fund for the fiscal years ended September 30, 2020, September 30, 2021 and September 30, 2022:

	Fiscal Year Ended September 30, 2022	Fiscal Year Ended September 30, 2021	Fiscal Year Ended September 30, 2020
Brokerage Commissions Paid by the Predecessor Fund	$519,185.78	$550,693.44	$463,967.47

For the fiscal years ended September 30, 2020, September 30, 2021 and September 30, 2022, the Predecessor Fund did not pay any brokerage commissions to the Adviser or to an affiliate of the Predecessor Fund or the Adviser.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

The additional compensation to financial intermediaries described in the Prospectus may be calculated based on factors determined by the Adviser and its affiliates from time to time, including: the value of the Fund’s shares sold to, or held by, a financial intermediary’s customers; gross sales of the Fund’s shares by a financial intermediary; or a negotiated lump sum payment.

In addition to the additional cash payments to financial intermediaries described in the Prospectus, subject to applicable FINRA rules and regulations, the Adviser and its affiliates may provide compensation to financial intermediaries that may enable the Adviser and its affiliates to sponsor or participate in educational or training programs, sales contests and other promotions involving the sales representatives and other employees of financial intermediaries in order to promote the sale of the Fund’s shares. The Adviser and its affiliates may also pay for the travel expenses, meals, lodging and entertainment of financial intermediaries and their sales representatives and other employees in connection with such educational or training programs, sales contests and other promotions. These payments may vary with each such event.

DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN

Foreside Funds Distributors LLC (the “Underwriter”), located at Three Canal Plaza, Suite 100, Portland, ME 04101, serves as a principal underwriter of the Fund’s shares pursuant to an Underwriting Agreement with the Trust. Pursuant to the terms of the Underwriting Agreement, the Underwriter continuously distributes shares of the Fund on a best efforts basis. The Underwriter has no obligation to sell any specific quantity of shares of the Fund. The Underwriter and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Fund.

To the extent that the Underwriter receives fees under the Fund’s Plan of Distribution adopted pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), the Underwriter will furnish or enter into arrangements with broker-dealers, financial intermediaries, or other financial institutions for the furnishing of marketing or sales services with respect to the Investor Class shares as may be required pursuant to such plan.

Moreover, to the extent that the Underwriter receives shareholder service fees under any shareholder services plan adopted by the Fund, the Underwriter will furnish or enter into arrangements with broker-dealers, financial intermediaries, or other financial institutions for the furnishing of personal or account maintenance services with respect to the relevant shareholders of the Fund as may be required pursuant to such plan. The Underwriter receives no underwriting commissions or Rule 12b-1 fees in connection with the sale of the Fund’s Institutional Class shares or Class Y shares. The Trustees of the Trust, including a majority of Independent Trustees, have determined that there is a reasonable likelihood that the 12b-1 Plan will benefit the Trust, the Fund and the shareholders of the Fund’s Investor Class shares.

The Underwriter may enter into agreements with selected broker-dealers, banks or other financial institutions for distribution of shares of the Fund. With respect to certain financial institutions and related fund “supermarket” platform arrangements, the Fund and/or the Adviser, rather than the Underwriter, typically enter into such agreements. These financial institutions may charge a fee for their services and may receive shareholder service or other fees from the Adviser and/or the Fund. These financial institutions may otherwise act as processing agents and are responsible for transmitting purchase, redemption and other requests to the Fund.

The Underwriting Agreement continues in effect for successive annual periods provided such continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Underwriting Agreement provides that the Underwriter, in the absence of willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement, will not be liable to the Fund or its shareholders for losses arising in connection with the sale of Fund shares.

The Underwriting Agreement terminates automatically in the event of an assignment. The Underwriting Agreement is also terminable without payment of any penalty with respect to the Fund (i) by vote of a majority of the Trustees of the Fund who are not interested persons of the Trust or the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plan of the Fund or any agreements related to the 12b-1 Plan or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days written notice to the Underwriter; or (ii) by the Underwriter on sixty (60) days written notice to the Fund. The Underwriter will be compensated for distribution services according to the 12b-1 Plan regardless of the Underwriter’s expenses. The Underwriter uses the entire 12b-1 for distribution expenses and does not retain any amounts for profit. The Underwriter does not receive compensation from the Funds for its distribution services except the distribution/service fees with respect to the shares of those classes for which a 12b-1 Plan is effective. The Adviser pays the Underwriter a fee for certain distribution-related services.

The 12b-1 Plan provides that the Underwriter will be paid for distribution activities such as public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing advertising and sales literature, data processing necessary to support a distribution effort and printing and mailing of prospectuses to prospective shareholders. Additionally, the Underwriter may pay certain financial institutions such as banks or broker-dealers who have entered into servicing agreements with the Underwriter and other financial institutions for distribution and shareholder servicing activities.

The 12b-1 Plan further provides that payment shall be made for any month only to the extent that such payment does not exceed 0.25% on an annualized basis of the Fund’s Investor Class Shares average net assets, except with respect to limitations set from time to time by the Board of Trustees.

Under the 12b-1 Plan, if any payments made by the Adviser out of its advisory fee, not to exceed the amount of that fee, to any third parties (including banks), including payments for shareholder servicing and transfer agent functions, were deemed to be indirect financing by a Fund of the distribution of its Investor Class shares, such payments are authorized. A Fund may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the 12b-1 Plan. No preference for instruments issued by such depository institutions is shown in the selection of investments.

CAPITAL STOCK AND OTHER SECURITIES

The Trust issues and offers separate classes of shares of the Fund: Investor Class shares, Institutional Class shares and Class Y shares. The shares of the Fund, when issued and paid for in accordance with the Prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

The separate classes of shares of the Fund represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that Investor Class shares bear Rule 12b-1 distribution expenses and have exclusive voting rights with respect to the 12b-1 Plan pursuant to which the distribution fee may be paid.

The net income attributable to a class of shares and the dividends payable on such shares will be reduced by the amount of any applicable shareholder service or Rule 12b-1 distribution fees. Accordingly, the NAV of the Investor Class shares will be reduced by such amount to the extent the Fund has undistributed net income.

Shares of the Fund entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable. Each class takes separate votes on matters affecting only that class.

The Fund does not hold an annual meeting of shareholders. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of the Fund’s outstanding shares.

PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE OF SHARES. Information regarding the purchase of shares is discussed in the “Purchase of Shares” section of the Prospectus.

REDEMPTION OF SHARES. Information regarding the redemption of shares is discussed in the “Redemption of Shares” section of the Prospectus.

PRICING OF SHARES. For the Fund, the NAV per share of the Fund is determined by dividing the value of the Fund’s net assets by the total number of the Fund’s shares outstanding. This determination is made by The Bank of New York Mellon, as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m., Eastern Time) each day the Fund is open for business. The Fund is open for business on days when the Exchange is open for business.

The Fund’s equity securities listed on any national or foreign exchange market system will be valued at the last sale price. Equity securities traded in the over-the-counter market are valued at their closing sale or official closing price. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close. Prices for equity securities normally are supplied by an independent pricing service approved by the Board of Trustees. The valuations of securities that trade principally on a foreign market that closes before the time as of which a Fund calculates its NAV will generally be based on an adjusted fair value price furnished by an independent pricing service as of the time NAV is calculated. Fixed income securities are valued based on market quotations, which are furnished by an independent pricing service. Certain fixed income securities may be valued based upon appraisals received from a pricing service using a computerized matrix system or based upon appraisals derived from information concerning the security or similar securities received from a recognized dealer or dealers in those securities. The amortized cost method of valuation may be used to value fixed income securities with 60 days or less remaining until maturity, so long as such amortized cost method approximates fair value. Any assets held by the Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Fund determines the daily NAV per share. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Fund. Investments in any mutual fund are valued at their respective NAVs as determined by those mutual funds each business day (which may use fair value pricing as disclosed in their prospectuses).

Securities that do not have a readily available current market value are valued in good faith by the Adviser as “valuation designee” under the oversight of the Trust’s Board of Trustees. The Adviser has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the aforementioned valuation methods, the value of the security or asset will be determined in good faith by the Adviser pursuant to its policies and procedures. On a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by the Trust’s Board of Trustees. The Adviser’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security or asset values as of the time of pricing. However, fair values for a security or asset determined pursuant to the Adviser’s policies and procedures may not accurately reflect the price that the Fund could obtain if it were to dispose of that security or asset as of the time of pricing.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of the Exchange, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, an exchange or market on which a security trades does not open for trading for the entire day and no other market prices are available. The Adviser as valuation designee will monitor for significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

DIVIDENDS

The Fund intends to distribute substantially all of its net investment income, if any. Dividends from the Fund’s net investment income are declared and paid annually to the shareholders. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by the Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually.

The Fund’s dividends and distributions are taxable to shareholders (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of the Fund. A dividend or distribution paid by the Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend distribution. A dividend or distribution declared shortly after a purchase of shares by an investor would, therefore, represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to federal income tax. This is called “buying a dividend.” To avoid “buying a dividend,” check the Fund’s distribution dates before you invest.

A statement will be sent to you after the end of each year detailing the tax status of your distributions. Please see “Certain Material U.S. Federal Income Tax Considerations” below for more information on the federal income tax consequences of dividends and other distributions made by the Fund.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion summarizes certain material U.S. federal income tax considerations affecting the Fund and its shareholders. This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Fund. The summary discussion that follows may not be considered to be individual tax advice and may not be relied upon by any shareholder. The summary is based upon provisions of the IRC, applicable U.S. Treasury Regulations (whether temporary, proposed or final) promulgated thereunder (the “Regulations”), and administrative and judicial interpretations thereof, as are in effect as of the date hereof, all of which are subject to change, which change could be retroactive and may affect the conclusions expressed herein. The summary applies only to beneficial owners of shares of the Fund in whose hands such shares are capital assets within the meaning of Section 1221 of the IRC, and may not apply to certain types of beneficial owners of shares of the Fund, including, but not limited to insurance companies, tax-exempt organizations, shareholders holding the Fund’s shares through tax-advantaged accounts (such as an individual retirement account (an “IRA”), a 401(k) plan account, or other qualified retirement account), financial institutions, pass-through entities, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding the Fund’s shares as part of a hedge, straddle or conversion transaction and shareholders who are subject to the alternative minimum tax. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them.

If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds the Fund’s common stock, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of such partnership. A partner of a partnership holding the Fund’s common stock should consult its own tax advisor regarding the U.S. federal income tax consequences to the partner of the acquisition, ownership and disposition of the Fund’s common stock by the partnership.

The summary assumes that shareholders will hold the Fund’s common stock as capital assets, which generally means as property held for investment. This discussion addresses only the U.S. income tax consequences of an investment by U.S. shareholders, and, therefore, does not address U.S. estate and gift tax rules, U.S. state or local taxation, the alternative minimum tax, excise taxes, transfer taxes or foreign taxes.

For purposes of the following discussion, “U.S. shareholder” is a shareholder that is (i) a citizen or resident of the United States, (ii) a corporation (or other entity taxable as a corporation) created or organized under the laws of the United States or any state thereof or the District of Columbia, (iii) an estate, the income of which is subject to U.S. federal income taxation regardless of its source or (iv) a trust if (a) a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust or (b) it has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person. A “Non-U.S. shareholder” is a person that is neither a U.S. shareholder nor an entity treated as a partnership for U.S. federal income tax purposes.

The Fund has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion applicable to shareholders of the Fund addresses only some of the federal income tax considerations generally affecting investments in such Fund.

Shareholders are urged and advised to consult their own tax adviser with respect to the tax consequences of the ownership, purchase and disposition of an investment in the Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

GENERAL. The Fund has elected, and intends to continue to qualify each year for, taxation as a RIC under Subchapter M of the IRC. By qualifying as a RIC, the Fund (but not the shareholders) will not be subject to federal income tax on that portion of its investment company taxable income and net realized capital gains that it distributes to its shareholders.

Shareholders should be aware that investments made by the Fund, some of which are described below, may involve complex tax rules some of which may result in income or gain recognition by a shareholder without the concurrent receipt of cash. Although the Fund seeks to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case it may distribute cash derived from other sources in order to meet the minimum distribution requirements described below. Cash to make the required minimum distributions may be obtained from sales proceeds of securities held by the Fund (even if such sales are not advantageous) or, if permitted by its governing documents and other regulatory restrictions, through borrowing the amounts required to be distributed.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Qualification as a RIC under the IRC requires, among other things, that the Fund: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from certain qualified publicly traded partnerships (together with (i), the “Qualifying Income Requirement”); and (b) diversify its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of its assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of such Fund’s total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or one or more “qualified publicly traded partnerships” (together with (i) the “Diversification Requirement”).

The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would not constitute qualifying income for purposes of the Qualifying Income Requirement only if such gains are not directly related to the principal business of the Fund in investing in stock or securities or options and futures with respect to stock or securities. To date, no such regulations have been issued.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the IRC’s timing and other requirements the sum of (i) at least 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than “net capital gain” as defined below and is reduced by deductible expenses all determined without regard to any deduction for dividends paid); and (ii) 90% of its tax-exempt interest, if any, net of certain expenses allocable thereto (“net tax-exempt interest”). The Fund may retain for investment all or a portion of its “net capital gain” (i.e., the excess of its net long-term capital gain over its net short-term capital loss). If the Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by the Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of the shares owned by a shareholder of the Fund will be increased by the amount of undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by the Fund on that amount of capital gain.

The qualifying income and asset requirements that must be met under the IRC in order for the Fund to qualify as a RIC, as described above, may limit the extent to which it will be able to engage in derivative transactions. Rules governing the federal income tax aspects of derivatives, including swap agreements, are not entirely clear in certain respects, particularly in light of two IRS revenue rulings issued in 2006. Revenue Ruling 2006-1 held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Subsequently, the IRS issued Revenue Ruling 2006-31 in which it stated that the holding in Revenue Ruling 2006-1 “was not intended to preclude a conclusion that the income from certain instruments (such as certain structured notes) that create a commodity exposure for the holder is qualifying income.” In 2016, the IRS issued a notice and stated they would not address what constitutes a “security” for purposes of Qualifying Income. In addition, the IRS requested comments as to whether the 2006 Revenue Rulings should be withdrawn. In 2019, the IRS concluded that it would not withdraw the 2006 revenue rulings at that time. Accordingly, the Fund’s ability to invest in commodity related derivative transactions and other derivative transactions may be limited by the Qualifying Income Requirement. The Fund will account for any investments in commodity derivative transactions in a manner it deems to be appropriate; the IRS, however, might not accept such treatment. If the IRS did not accept such treatment, the status of the Fund as a RIC might be jeopardized.

For purposes of the Qualifying Income Requirement described above, all of the net income of a RIC derived from an interest in a qualified publicly traded partnership (generally, defined as a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in clause (i) of the Qualifying Income Requirement described above) will be treated as qualifying income. Income derived from a partnership (other than a qualified publicly traded partnership) will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. In addition, although in general the passive loss rules of the IRC do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. The transferee of a partnership interest generally is required to withhold 10% of the amount realized on the sale or exchange of a partnership interest after December 31, 2017 if any portion of the gain on the disposition would be treated as effectively connected with the conduct of a trade or business within the United States, unless the transferor certifies it is not a foreign person. However, the IRS has delayed this withholding requirement with respect to publicly traded partnerships, which will now apply to transfers that occur on or after January 1, 2023.

For purposes of the Diversification Requirement described above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If the Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures to satisfy the Diversification Requirements where the Fund corrects the failure within a specified period of time. If the applicable relief provisions are not available or cannot be met, the Fund will fail to qualify as a RIC and will be subject to tax in the same manner as an ordinary corporation subject to tax on a flat tax rate of 21% and all distributions from earnings and profits (as determined under U.S. federal income tax principles) to its shareholders will be taxable as ordinary dividend income eligible for the dividends-received deduction for corporate shareholders, and either (i) the 20% long-term capital gains tax rate for non-corporate shareholders with taxable income in excess of $459,750 ($517,200 if married and filing jointly) or (ii) the 15% long-term capital gains tax rate (0% for non-corporate shareholders in lower income tax brackets) for non-corporate shareholders with taxable income of less than the threshold amounts. If the Fund fails to qualify as a RIC for a period of greater than two taxable years, the Fund generally would be required to recognize any built-in gains with respect to certain of its assets upon a sale of such assets within ten years of qualifying as a RIC in a subsequent year.

EXCISE TAX. If the Fund fails to distribute by December 31 of each calendar year an amount equal to the sum of (1) at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98.2% of the excess of its capital gains over its capital losses (as adjusted for certain ordinary losses) for the twelve month period ending on October 31 of such year), and (3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which it did not pay federal income tax, the Fund will be subject to a nondeductible 4% excise tax (the “Excise Tax”) on the undistributed amounts. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November, or December of that year to shareholders of record on a date in such month and paid by it during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. The Fund intends to actually distribute or be deemed to have distributed substantially all of its net income and gain, if any, by the end of each calendar year in compliance with these requirements so that it will generally not be required to pay the Excise Tax. The Fund may, in certain circumstances, be required to liquidate its investments in order to make sufficient distributions to avoid Excise Tax liability at a time when its Adviser might not otherwise have chosen to do so. Liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirements for qualification as a RIC. However, no assurances can be given that the Fund will not be subject to the Excise Tax and, in fact, in certain instances, if warranted, the Fund may choose to pay the Excise Tax as opposed to making an additional distribution.

CAPITAL LOSS CARRYFORWARDS. The Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized indefinitely in the year following the year of the loss. The excess of the Fund’s net short-term capital losses over its net long-term capital gain is treated as short-term capital losses arising on the first day of the Fund’s next taxable year and the excess of the Fund’s net long-term capital losses over its net short-term capital gain is treated as long-term capital losses arising on the first day of the Fund’s next taxable year. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Fund does not expect to distribute any such offsetting capital gains. The Fund cannot carry back or carry forward any net operating losses.

MLPs. The Fund may invest in master limited partnerships which may be treated as qualified publicly traded partnerships. Income from qualified publicly traded partnerships is qualifying income for purposes of the Qualifying Income Requirement, but the Fund’s investment in one or more of such qualified publicly traded partnerships is limited to no more than 25% of the value of the Fund’s assets and must otherwise satisfy the Diversification Requirement. In addition, tax legislation imposes a 10% withholding tax on the sale or exchange of a partnership interest for transfers after December 31, 2017 if any portion of the gain on the disposition would be treated as effectively connected with the conduct of a trade or business within the United States. However, the IRS has delayed this withholding requirement with respect to publicly traded partnerships, which will now apply to transfers that occur on or after January 1, 2023.

ORIGINAL ISSUE DISCOUNT AND MARKET DISCOUNT. The Fund may acquire debt securities that are treated as having original issue discount (“OID”) (generally a debt obligation with a purchase price less than its principal amount, such as a zero coupon bond). Generally, the Fund will be required to include the OID, in income over the term of the debt security, even though it will not receive cash payments for such OID until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having OID which could affect the character and timing of recognition of income. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes if the securities are characterized as equity for federal income tax purposes.

A debt security acquired in the secondary market by the Fund may be treated as having market discount if acquired at a price below redemption value or adjusted issue price if issued with original issue discount. Market discount generally is accrued ratably, on a daily basis, over the period from the date of acquisition to the date of maturity even though no cash will be received. Absent an election by the Fund to include the market discount in income as it accrues, gain on its disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

For tax years beginning after December 31, 2018, the Fund may be required to include in income certain fees that are treated as OID and required to be included in income for financial statement purposes when received (rather than when accrued into income under current law). It is unclear whether this provision applies to market discount as well.

In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund receives no interest payments in cash on such securities during the year.

The Fund generally will be required to make distributions to shareholders representing the income accruing on the debt securities, described above, that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay these distributions may be obtained from sales proceeds of securities held by the Fund (even if such sales are not advantageous) or, if permitted by the Fund’s governing0 documents, through borrowing the amounts required to be distributed. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions.

OPTIONS, FUTURES, AND FORWARD CONTRACTS. The writing (selling) and purchasing of options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection with such transactions.

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Some regulated futures contracts, certain foreign currency contracts, and certain non-equity options (such as certain listed options or options on broad based securities indexes) held by the Fund (“Section 1256 contracts”), other than contracts on which it has made a “mixed-straddle election,” will be required to be “marked-to-market” for federal income tax purposes, that is, treated as having been sold at their market value on the last day of the Fund’s taxable year. These provisions may require the Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of Section 1256 contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. Transactions that qualify as designated hedges are exempt from the mark-to-market rule, but may require the Fund to defer the recognition of losses on futures contracts, foreign currency contracts and certain options to the extent of any unrecognized gains on related positions held by it.

The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of the Fund’s distributions to its shareholders. For example, the Section 1256 rules described above may operate to increase the amount the Fund must distribute to satisfy the minimum distribution requirement for the portion treated as short-term capital gain which will be taxable to its shareholders as ordinary income, and to increase the net capital gain it recognizes, without, in either case, increasing the cash available to it. The Fund may elect to exclude certain transactions from the operation of Section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and, thus, increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

When a covered call or put option written (sold) by the Fund expires such Fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When the Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when it wrote the option. When a covered call option written by the Fund is exercised, such Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending upon the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

STRADDLES. Section 1092 deals with the taxation of straddles which also may affect the taxation of options in which the Fund may invest. Offsetting positions held by the Fund involving certain derivative instruments, such as options, futures and forward currency contracts, may be considered, for federal income tax purposes, to constitute “straddles.” Straddles are defined to include offsetting positions in actively traded personal property. In certain circumstances, the rules governing straddles override or modify the provisions of Section 1256, described above. If the Fund is treated as entering into a straddle and at least one (but not all) of its positions in derivative contracts comprising a part of such straddle is governed by Section 1256, then such straddle could be characterized as a “mixed straddle.” The Fund may make one or more elections with respect to mixed straddles. Depending on which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by it may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be characterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions and cause such sales to be subject to the “wash sale” and “short sale” rules. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” to fail to satisfy the applicable holding period requirements, described below, and therefore to be taxed as ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where the Fund had not engaged in such transactions.

In circumstances where the Fund has invested in certain pass-through entities, the amount of long-term capital gain that it may recognize from certain derivative transactions with respect to interests in such pass-through entities is limited under the IRC’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain the Fund would have had if it directly invested in the pass- through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

SWAPS AND DERIVATIVES. As a result of entering into swap or derivative agreements, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap or derivative is terminated prior to maturity through an assignment of the swap, derivative or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap or derivative will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to a swap or derivative for more than one year). With respect to certain types of swaps or derivatives, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or derivatives or may elect under certain circumstances to mark such swaps or derivatives to market annually for tax purposes as ordinary income or loss. The Fund’s transactions in swaps or other derivatives may be subject to one or more special tax rules (e.g., notional principal contracts, straddles, constructive sales, wash sales and short sale rules). These rules may affect whether gains or losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.

Rules governing the tax aspects of swap or derivative agreements are not entirely clear in certain respects, in particular whether income generated is Qualifying Income. Accordingly, while the Fund intends to account for such transactions in a manner it deems appropriate, the IRS might not accept such treatment. If the IRS did not accept such treatment, the status of the Fund as a RIC might be adversely affected. The Fund intends to monitor developments in this area. Certain requirements that must be met under the IRC in order for the Fund to qualify as a RIC may limit the extent to which the Fund will be able to engage in swap agreements and certain derivatives.

CONSTRUCTIVE SALES. Certain rules may affect the timing and character of gain if the Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions (including a short sale, an offsetting notional principal contract, a futures or forward contract, or other transactions identified in Treasury regulations) in property while holding an appreciated financial position in substantially identical property, it will be treated as if it had sold and immediately repurchased the appreciated financial position and will be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale will depend upon the Fund’s holding period in the appreciated financial position. Loss from a constructive sale would be recognized when the position was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the IRC.

In addition, if the appreciated financial position is itself a short sale or other such contract, acquisition of the underlying property or substantially identical property by the Fund will be deemed a constructive sale. The foregoing will not apply, however, to the Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60- day period is the Fund’s risk of loss regarding the position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

WASH SALES. The Fund may be impacted in certain circumstances by special rules relating to “wash sales.” In general, the wash sale rules prevent the recognition of a loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired by it within 30 days before or 30 days after the sale.

SHORT SALES. The Fund may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to its shareholders. Short sales also may be subject to the “Constructive Sales” rules, discussed above.

PASSIVE FOREIGN INVESTMENT COMPANIES. The Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company (a “PFIC”) or become a PFIC under the IRC. A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its gross income for its taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains); or (2) an average of at least 50% of its assets produce, or are held for the production of, such passive income. If the Fund acquires any equity interest in a PFIC, the Fund could be subject to federal income tax and interest charges on “excess distributions” received with respect to such PFIC stock or on any gain from the sale of such PFIC stock (collectively “PFIC income”), plus interest thereon even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. The Fund’s distributions of PFIC income, if any, will be taxable as ordinary income even though, absent the application of the PFIC rules, some portion of the distributions may have been classified as capital gain.

The Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to a PFIC. Payment of this tax would therefore reduce the Fund’s economic return from its investment in PFIC shares. To the extent the Fund invests in a PFIC, it may elect to treat the PFIC as a “qualified electing fund” (“QEF”), then instead of the tax and interest obligation described above on excess distributions, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain. As a result of a QEF election, the Fund would likely have to distribute to its shareholders an amount equal to the QEF’s annual ordinary earnings and net capital gain to satisfy the IRC’s minimum distribution requirement described herein and avoid imposition of the Excise Tax even if the QEF did not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements in making the election.

The Fund may elect to “mark-to-market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC stock over the Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in the PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock it included in income for prior taxable years under the election. The Fund’s adjusted basis in its PFIC stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. In either case, the Fund may be required to recognize taxable income or gain without the concurrent receipt of cash.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt instruments, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, and foreign currency-denominated payables and receivables are subject to Section 988 of the IRC, which causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. In some cases elections may be available that would alter this treatment, but such elections could be detrimental to the Fund by creating current recognition of income without the concurrent recognition of cash. If a foreign currency loss treated as an ordinary loss under Section 988 were to exceed the Fund’s investment company taxable income (computed without regard to such loss) for a taxable year the resulting loss would not be deductible by it or its shareholders in future years. The foreign currency income or loss will also increase or decrease the Fund’s investment company income distributable to its shareholders.

FOREIGN TAXATION. Income received by the Fund from sources within foreign countries may be subject to foreign withholding and other taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations and it meets the distribution requirements described above, the Fund may file an election (the “pass-through election”) with the IRS pursuant to which shareholders of the Fund would be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund even though not actually received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them. The Fund will furnish its shareholders with a written statement providing the amount of foreign taxes paid by the Fund that will “pass-through” for the year, if any.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to the Fund’s shareholders. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Various limitations, including a minimum holding period requirement, apply to limit the credit and deduction for foreign taxes for purposes of regular federal tax and alternative minimum tax. In addition, a shareholder of the Fund may lose the ability to use foreign tax credits passed through by the Fund if the Fund’s shares are loaned pursuant to a securities lending agreement.

REITs. The Fund may invest in REITs. Investments in REIT equity securities may require the Fund to accrue and distribute taxable income without the concurrent receipt of cash. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in its receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to its shareholders for federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income.

The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or taxable mortgage pools (“TMPs”), or such REITs may themselves constitute TMPs. Under an IRS notice, and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the IRC as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC, such as the Fund, will be allocated to shareholders of such RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or invested in the TMP directly. As a result, the Fund may not be a suitable investment for certain tax-exempt shareholders, including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan and other tax-exempt entities. See “Tax-Exempt Shareholders.”

Distributions by the Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a RIC from the REITs it holds, to the extent such dividends are properly reported as such by the RIC in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

DISTRIBUTIONS. Distributions paid out of the Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether reinvested in additional shares or paid in cash, are generally taxable and must be reported by each shareholder who is required to file a federal income tax return except in the case of certain tax-exempt shareholders. Distributions in excess of the Fund’s current and accumulated earnings and profits, as computed for federal income tax purposes, will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain, assuming the shareholder holds his or her shares as a capital asset. A return of capital is not taxable, but reduces a shareholder’s tax basis in the shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by a shareholder of the Fund’s shares. Distributions are taxable whether shareholders receive them in cash or receive them in additional shares.

For federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income, and distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Distributions designated by the Fund as “capital gain dividends” (distributions from the excess of net long-term capital gain over short-term capital losses) will be taxable to shareholders as long-term capital gain regardless of the length of time they have held their shares of the Fund. Such dividends do not qualify as dividends for purposes of the dividends received deduction described below.

Non-corporate shareholders of the Fund may be eligible for the long-term capital gain tax rate applicable to distributions of “qualified dividend income” received by such non-corporate shareholders. The long-term capital gains tax rate is 20% for non-corporate shareholders (15% or 0% for non-corporate shareholders in lower income tax brackets). The Fund’s distribution will be treated as qualified dividend income and therefore eligible for the long-term capital gains tax rate to the extent that it receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding periods and other requirements are met. A corporate shareholder of the Fund may be eligible for the dividends received deduction with respect to the Fund’s distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends received deduction may be subject to certain reductions, and a distribution by the Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. If the Fund’s shares are loaned pursuant to a securities lending agreement, dividends paid while the shares are held by the borrower may not be qualified dividend income and may not qualify for the dividends received deduction.

A 3.8% Medicare contribution tax applies to net investment income including interest (excluding, tax-exempt interest), dividends, and capital gains of U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts.

The Fund will furnish a statement to shareholders providing the federal income tax status of its dividends and distributions including the portion of such dividends, if any, that qualifies as long-term capital gain.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders are urged and advised to consult their own tax advisers for more information.

PURCHASES OF FUND SHARES. Prior to purchasing shares in the Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares of the Fund prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution, and to the extent the distribution consists of the Fund’s taxable income, the purchasing shareholder will be taxed on the taxable portion of the dividend or distribution received even though some or all of the amount distributed is effectively a return of capital. This is called “buying a dividend.” To avoid “buying a dividend,” check the Fund’s distribution dates before you invest.

SALES, EXCHANGES OR REDEMPTIONS. Upon the disposition of shares of the Fund (whether by redemption, sale or exchange), a shareholder may realize a capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon the shareholder’s holding period for the shares. The capital gain will be long-term if the shares were held for more than 12 months and short-term if held for 12 months or less. If a shareholder sells or exchanges shares of the Fund within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Any loss realized on a disposition will be disallowed under the “wash sale” rules to the extent that the shares disposed of by the shareholder are replaced by the shareholder within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of tax-exempt interest dividends received by the shareholder with respect to such shares. Capital losses are generally deductible only against capital gains except that individuals may deduct up to $3,000 of capital losses against ordinary income.

The 3.8% Medicare contribution tax (applied as described above) will apply to gains from the sale or exchange of shares of the Fund.

BACKUP WITHHOLDING. The Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 24% of all distributions and redemption proceeds paid or credited to a shareholder of the Fund if (i) the shareholder fails to furnish the Fund with the correct taxpayer identification number (“TIN”) certified under penalties of perjury, (ii) the shareholder fails to provide a certified statement that the shareholder is not subject to “backup withholding,” or (iii) the IRS or a broker has notified the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

STATE AND LOCAL TAXES. State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. This summary discussion does not address the state and local income taxes applicable to a shareholder.

Shareholders are urged and advised to consult their own tax advisers as to the state and local tax rules affecting investments in the Fund.

NON-U.S. SHAREHOLDERS. Distributions made to non-U.S. shareholders attributable to net investment income generally are subject to U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is effectively connected with the conduct of a trade or business carried on by a non-U.S. shareholder within the United States (or, if an income tax treaty applies, is attributable to a permanent establishment in the United States), federal income tax withholding and exemptions attributable to foreign persons will not apply. Instead, the distribution will be subject to withholding at the highest applicable U.S. tax rate (currently 37% in the case of individuals and 21% in the case of corporations) and the non-U.S. shareholders will be subject to the federal income tax reporting requirements generally applicable to U.S. persons described above.

Under U.S. federal tax law, a non-U.S. shareholder is not, in general, subject to federal income tax or withholding tax on capital gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund, or on capital gains dividends, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless (i) such gains or distributions are effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States (or, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the non-U.S. shareholder); (ii) in the case of an individual non-U.S. shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the shares of the Fund constitute U.S. real property interests (“USRPIs”), as described below.

Under current law, if the Fund is considered to be a “United States Real Property Holding Corporation” (as defined in the IRC and Treasury Regulations), then distributions attributable to certain underlying REIT investments and redemption proceeds paid to a non-U.S. shareholder that owns at least 5% of the Fund, generally will cause the non-U.S. shareholder to treat such gain or distribution as income effectively connected with a trade or business in the United States, subject such gain or distribution to withholding tax, and cause the non-U.S. shareholder to be required to file a federal income tax return. In addition, in any year where at least 50% of the Fund’s assets are USRPIs (as defined in the IRC and Treasury Regulations), distributions of the Fund that are attributable to gains from the sale or exchange of shares in USRPIs may be subject to U.S. withholding tax (regardless of such shareholder’s percentage interest in the Fund) and may require the non-U.S. shareholder to file a U.S. federal income tax return in order to receive a refund (if any) of the withheld amount.

Subject to the additional rules described herein, federal income tax withholding will apply to distributions attributable to dividends and other investment income distributed by the Fund. The federal income tax withholding rate may be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and the non-U.S. shareholder’s country of residence or incorporation. In order to qualify for treaty benefits, a non-U.S. shareholder must comply with applicable certification requirements relating to its foreign status (generally by providing the Fund with a properly completed Form W-8BEN). All non-U.S. shareholders are urged and advised to consult their own tax advisers as to the tax consequences of an investment in the Fund.

Pursuant to the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax generally is imposed on payments of interest and dividends to (i) foreign financial institutions including non-U.S. investment funds and (ii) certain other foreign entities, unless the foreign financial institution or foreign entity provides the withholding agent with documentation sufficient to show that it is compliant with FATCA (generally by providing the Fund with a properly completed Form W-8BEN or Form W-8BEN-E, as applicable). If the payment is subject to the 30% withholding tax under FATCA, a non-U.S. shareholder will not be subject to the 30% withholding tax described above on the same income. Under proposed regulations, FATCA withholding on the gross proceeds of share redemptions and certain capital gain distributions, scheduled to take effect beginning January 1, 2019, has been eliminated. Such proposed regulations are subject to change.

Shareholders are urged and advised to consult their own tax advisers regarding the application of this reporting and withholding regime to their own tax situation.

Shareholders are urged and advised to consult their own tax advisers as to the tax consequences of an investment in the Fund.

FOREIGN BANK AND FINANCIAL ACCOUNTS AND FOREIGN FINANCIAL ASSETS REPORTING REQUIREMENTS. A shareholder that owns directly or indirectly more than 50% by vote or value of the Fund, is urged and advised to consult its own tax adviser regarding its filing obligations with respect to IRS Form FinCEN 114, Report of Foreign Bank and Financial Accounts.

Also, under enacted rules, subject to exceptions, individuals (and, to the extent provided in forthcoming future U.S. Treasury regulations, certain domestic entities) must report annually their interests in “specified foreign financial assets” on their U.S. federal income tax returns. It is currently unclear whether and under what circumstances shareholders would be required to report their indirect interests in the Fund’s “specified foreign financial assets” (if any) under these new rules.

Shareholders may be subject to substantial penalties for failure to comply with these reporting requirements. Shareholders are urged and advised to consult their own tax advisers to determine whether these reporting requirements are applicable to them.

TAX-EXEMPT SHAREHOLDERS. A tax-exempt shareholder could realize unrelated business taxable income (“UBTI”) by virtue of its investment in the Fund as a result of the Fund’s investments and if shares in the Fund constitute debt financed property in the hands of the tax-exempt shareholder within the meaning of IRC Section 514(b).

It is possible that a tax-exempt shareholder of the Fund will also recognize UBTI if the Fund recognizes “excess inclusion income” (as described above) derived from direct or indirect investments in REMIC residual interests or TMPs. Furthermore, any investment in a residual interest of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or in TMPs.

Tax-exempt shareholders are urged and advised to consult their own tax advisers as to the tax consequences of an investment in the Fund.

TAX SHELTER REPORTING REGULATIONS. Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

Shareholders are urged and advised to consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

TAX BASIS INFORMATION. For shares of the Fund that are redeemed, your financial intermediary or the Fund (if a shareholder holds the shares in the Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to a shareholder on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of the Fund’s shares purchased after January 1, 2012 unless the shareholder instructs the Fund in writing that the shareholder wants to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HCFO)). If the shareholder designated SLID as the shareholder’s tax cost basis method, the shareholder will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Fund will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals that are made.

A shareholder’s financial intermediary or the Fund (if a shareholder holds the shares in the Fund direct account) is also required to report gains and losses to the IRS in connection with redemptions of shares by S corporations purchased after January 1, 2012. If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its Account Application or by written instruction, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

Shareholders are urged and advised to consult their own tax advisers with respect to the tax consequences of an investment in the Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

This summary is provided for general information only and should not be considered tax advice or relied on by an investor.

FINANCIAL STATEMENTS

The Fund has not yet commenced operations and, therefore, has not produced financial statements. Once produced, you can obtain a copy of financial statements contained in the Fund’s Annual or Semi-Annual Report. Copies of the Annual Report may be obtained without charge, upon request, by writing to the Trust at 500 Ross Street, 154-0520, Pittsburgh, PA 15262 or calling Shareholder Services at (888) 678-6024 or on the Fund’s website at https://www.polencapital.com/.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Description of Ratings

The following descriptions of securities ratings have been published by Moody’s Investors Services, Inc. (“Moody’s”), Standard & Poor’s Financial Services LLC (“S&P Global Ratings”), and Fitch Ratings, Inc. (“Fitch”), respectively.

Description of Moody’s Global Ratings

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Description of Moody’s Global Long-Term Ratings

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

A-1

Hybrid Indicator (hyb)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Global Short-Term Ratings

P-1 Ratings of Prime-1 reflect a superior ability to repay short-term debt obligations.

P-2 Ratings of Prime-2 reflect a strong ability to repay short-term debt obligations.

P-3 Ratings of Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s U.S. Municipal Short-Term Obligation Ratings

The Municipal Investment Grade (“MIG”) scale is used to rate U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, the MIG scale is used to rate bond anticipation notes with maturities of up to five years.

Moody’s U.S. municipal short-term obligation ratings are as follows:

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the Variable Municipal Investment Grade (“VMIG”) scale. VMIG ratings with liquidity support use as an input the short-term counterparty risk assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade. For VRDOs, the VMIG short-term demand obligation rating is typically assigned if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.

A-2

Moody’s demand obligation ratings are as follows:

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of S&P Global Ratings’ Issue Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P Global Ratings would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings S&P Global ratings assigns to certain instruments may diverge from these guidelines based on market practices. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

●	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

●	The nature and provisions of the financial obligation, and the promise S&P Global Ratings imputes; and

●	The protection afforded by, and relative position of, the financial obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

NR indicates that a rating has not been assigned or is no longer assigned.

A-3

Description of S&P Global Ratings’ Long-Term Issue Credit Ratings*

AAA An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB; B; CCC; CC; and C Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Rratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

*	Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

A-4

Description of S&P Global Ratings’ Short-Term Issue Credit Ratings

A-1 A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2 A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3 A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Description of S&P Global Ratings’ Municipal Short-Term Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

●	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P Global Rating’s municipal short-term note ratings are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

D ‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

A-5

Description of Fitch’s Credit Ratings

Fitch’s credit ratings are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issue level ratings are assigned and often include an expectation of recovery and may be notched above or below the issuer level rating. Issue ratings are assigned to secured and unsecured debt securities, loans, preferred stock and other instruments. Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation).

Fitch’s credit rating scale for issuers and issues is expressed using the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade) with an additional +/- for AA through CCC levels indicating relative differences of probability of default or recovery for issues. The terms “investment grade” and “speculative grade” are market conventions and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative categories signal either a higher level of credit risk or that a default has already occurred.

Fitch may also disclose issues relating to a rated issuer that are not and have not been rated. Such issues are also denoted as ‘NR’ on its web page.

Fitch’s credit ratings do not directly address any risk other than credit risk. Credit ratings do not deal with the risk of market value loss due to changes in interest rates, liquidity and/or other market considerations. However, market risk may be considered to the extent that it influences the ability of an issuer to pay or refinance a financial commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of payments linked to performance of an equity index).

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ ratings and ratings below the ‘CCC’ category. For the short-term rating category of ‘F1’, a ‘+’ may be appended.

Description of Fitch’s Long-Term Corporate Finance Obligations Ratings

AAA Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C Exceptionally high levels of credit risk. ‘C’ ratings indicate exceptionally high levels of credit risk.

Ratings in the categories of ‘CCC’, ‘CC’ and ‘C’ can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only.

Corporate Finance defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘CCC’ to ‘C’ rating categories, depending on their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

A-6

Description of Fitch’s Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Fitch’s short-term ratings are as follows:

F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

A-7

APPENDIX B

POLEN CAPITAL CREDIT, LLC

SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

In accordance with Rule 206(4)-6 promulgated by the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended, Polen Capital Credit, LLC (the “Adviser” or “Polen Credit”) has adopted and implemented certain Proxy Voting Policies and Procedures (the “Policies”) that the Adviser believes are reasonably designed to ensure that proxies are voted in the best interests of its clients, including the Fund. Accordingly, the Adviser votes proxies based on its judgment as to what voting decision is most likely to maximize total return to the client as an investor in the issuer whose securities are being voted, including, where applicable, returns to the client on positions held in non-voting securities of that issuer or securities of other issuers that may be materially affected by the outcome of the vote. Furthermore, the Policies are intended to support good corporate governance, including those corporate practices that address environmental and social issues, in all cases with the objective of protecting shareholder interests and maximizing shareholder value.

Polen Credit believes that it is not appropriate, in most cases, to vote proxies with respect to the securities of such issuers in accordance with fixed, predetermined guidelines. Accordingly, Polen Credit generally reviews and makes a voting decision on each matter presented in such proxy on an individual, case-by-case basis.

The Adviser has designated an internal proxy administrator who is responsible for coordinating the review and voting of client proxies. In the absence of a material conflict of interest, the internal proxy administrator votes the proxy in accordance with the instructions provided by the applicable investment professional covering the particular issuer.

From time to time, the Adviser (and/or its affiliates) may have a material conflict of interest with respect to a matter to be voted upon in a proxy. If the internal proxy administrator identifies or is notified of a potential material conflict of interest, the internal proxy administrator will notify the Adviser’s general counsel and chief compliance officer. If the general counsel and chief compliance officer agrees that a material conflict of interest exists, the Adviser generally will request a waiver of the conflict of interest or otherwise seek to obtain voting instructions from the affected client(s) or an authorized representative of the client(s) (or, in limited circumstances, an appropriate independent third party). In the event that the client(s), client representative(s), or other third party, as the case may be, do not desire to direct the vote of the proxy matter in question, the Adviser may, as circumstances warrant, take other steps, such as consulting with its outside legal counsel or an independent third party service, which steps are designed to result in a decision that is demonstrably based on the client’s best interests and not the product of the conflict.

The Adviser maintains records of proxies that it has voted on behalf of its clients. The Adviser maintains these proxy voting books and records for a period of six years. These records are maintained for at least the first two years in the Adviser’s office.

B-1

EXHIBIT F

FORM OF PROXY CARD

F-1

F-2

STATEMENT OF ADDITIONAL INFORMATION

April 18, 2023

Acquisition of the Assets of

Polen DDJ Opportunistic High Yield Fund

(a series of ALPS Series Trust)

1290 Broadway, Suite 1000

Denver, Colorado 80203

By and in Exchange for Shares of

Polen Opportunistic High Yield Fund

(a series of FundVantage Trust)

301 Bellevue Parkway

Wilmington, DE 19809

(856) 528-3500

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated April 18, 2023 relating specifically to the transfer of all of the assets of Polen DDJ Opportunistic High Yield Fund (the “Fund”), a series of ALPS Series Trust, in exchange for Class Y, Institutional Class and Investor Class shares, respectively, of Polen Opportunistic High Yield Fund (the “Successor Fund”), a newly-created series of FundVantage Trust, and the assumption by the Successor Fund of the Fund’s liabilities. The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.	The Fund’s Statement of Additional Information dated January 27, 2023, as supplemented.

2.	The Fund’s Annual Report for the fiscal year ended September 30, 2022.

DOCUMENTS INCORPORATED BY REFERENCE

The Fund’s Statement of Additional Information dated January 27, 2023, as supplemented, is incorporated herein by reference to Post-Effective Amendment No. 111 and 112 to the Fund’s Registration Statement on Form N-1A, filed on January 27, 2023 (File Nos. 333-183945 and 811-22747). The financial statements of the Fund are incorporated herein by reference to the Fund’s Annual Report for its fiscal year ended September 30, 2023, filed on December 9, 2023.

PART C

OTHER INFORMATION

Item 15.	Indemnification.

The Registrant’s Agreement and Declaration of Trust (the “Agreement”) and by-laws provide, among other things, that the trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, investment adviser or distributor of the Registrant, nor shall any trustee be responsible for the act or omission of any other trustee, and the Registrant out of its assets may indemnify and hold harmless each trustee and officer of the Registrant from and against any and all claims, demands, costs, losses, expenses and damages whatsoever arising out of or related to such trustee’s performance of his or her duties as a trustee or officer of the Registrant; provided that the trustees and officers of the Registrant shall not be entitled to an indemnification or held harmless if such liabilities were a result of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. (See Article 5 and 9 of the Agreement which has been incorporated by reference as Exhibit (1)(a) and the Registrant’s By-Laws which have been incorporated by reference as Exhibit (2).)

Each Investment Advisory Agreement with Polen Capital Credit provides, among other things, that an investment adviser shall not be liable for any loss suffered by the Registrant with respect to its duties under the agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the investment adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement (“disabling conduct”). In addition, the Registrant has agreed to indemnify an investment adviser against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by the investment adviser. (See Investment Advisory Agreements which have been incorporated by reference as Exhibit (6)).

The Underwriting Agreement with Foreside Funds Distributors LLC (the “Underwriter”) provides, among other things, that the Registrant will indemnify, defend and hold harmless the Underwriter and its affiliates and their respective directors, trustees, officers, agents and employees from all claims, suits, actions, damages, losses, liabilities, obligations, costs and reasonable expenses (including attorneys’ fees and court costs, travel costs and other reasonable out-of-pocket costs related to dispute resolution) arising directly or indirectly from (a) any action or omission to act by any prior service provider of the Registrant, and (b) any action taken or omitted to be taken by the Underwriter in connection with the provision of services to the Registrant except that the Underwriter shall be liable for any damages arising out of its failure to perform its duties under the agreement to the extent such damages arise out of the Underwriter’s willful misfeasance, bad faith, negligence or reckless disregard of such duties. (See the Underwriting Agreement which has been incorporated by reference as Exhibits 7(a)-(f)).

Item 16.	Exhibits.

(1)	(a)	Amended and Restated Agreement and Declaration of Trust. Incorporated by reference to Post-Effective Amendment No. 57 to Registrant’s Registration Statement as filed with the Commission on May 18, 2012.

	(b)	Certificate of Trust. Incorporated by reference to Registrant’s Initial Registration Statement as filed with the Commission on March 7, 2007.

	(c)	Amended and Restated Schedule A to Amended and Restated Agreement and Declaration of Trust. Incorporated by reference to Post-Effective Amendment No. 302 to Registrant’s Registration Statement as filed with the Commission on February 28, 2023.

(2)	By-Laws. Incorporated by reference to Post-Effective Amendment No. 169 to Registrant’s Registration Statement as filed with the Commission on August 28, 2017.

(3)	Not applicable.

(4)	Agreement and Plan of Reorganization is filed herewith as Exhibit A to Part A of this Registration Statement on Form N-14.

(5)	See Articles 3, 7 and 8 of the Amended and Restated Agreement and Declaration of Trust. Incorporated by reference to Post-Effective Amendment No. 57 to Registrant’s Registration Statement as filed with the Commission on May 18, 2012.

(6)	(a)	Investment Advisory Agreement with Polen Capital Credit, LLC (“Polen Capital Credit”) dated June 30, 2022. Incorporated by reference to Post-Effective Amendment No. 279 to Registrant’s Registration Statement as filed with the Commission on June 30, 2022.

	(b)	Amended and Restated Schedules A and B to the Investment Advisory Agreement with Polen Capital Credit to be filed by amendment.

(7)	(a)	Underwriting Agreement with Foreside Funds Distributors LLC (“Foreside”) dated April 1, 2012. Incorporated by reference to Post-Effective Amendment No. 55 to Registrant’s Registration Statement as filed with the Commission on April 13, 2012.

	(b)	Amendment to Underwriting Agreement with Foreside effective September 30, 2021. Incorporated by reference to Post-Effective Amendment No. 266 to Registrant’s Registration Statement as filed with the Commission on January 28, 2022.

	(c)	First Amendment to Underwriting Agreement with Foreside dated December 2, 2021. Incorporated by reference to Post-Effective Amendment No. 266 to Registrant’s Registration Statement as filed with the Commission on January 28, 2022.

	(d)	Second Amendment to Underwriting Agreement with Foreside dated March 15, 2022. Incorporated by reference to Post-Effective Amendment No. 284 to Registrant’s Registration Statement as filed with the Commission on August 29, 2022.

	(e)	Third Amendment to Underwriting Agreement with Foreside dated June 30, 2022. Incorporated by reference to Post-Effective Amendment No. 299 to Registrant’s Registration Statement as filed with the Commission on January 30, 2023.

	(f)	Fourth Amendment to Underwriting Agreement with Foreside dated December 2, 2022. Incorporated by reference to Post-Effective Amendment No. 299 to Registrant’s Registration Statement as filed with the Commission on January 30, 2023.

(8)	Not applicable.

(9)	(a)	Custody Agreement with The Bank of New York Mellon dated March 14, 2011. Incorporated by reference to Post-Effective Amendment No. 52 to Registrant’s Registration Statement as filed with the Commission on August 29, 2011.

	(b)	Amended and Restated Schedule II to the Custody Agreement with The Bank of New York Mellon dated December 30, 2022. Incorporated by reference to Post-Effective Amendment No. 299 to Registrant’s Registration Statement as filed with the Commission on January 30, 2023.

	(c)	Foreign Custody Manager Agreement with The Bank of New York Mellon dated March 14, 2011. Incorporated by reference to Post-Effective Amendment No. 52 to Registrant’s Registration Statement as filed with the Commission on August 29, 2011.

(10)	(a)	12b-1 Plan for the Polen Capital Credit Funds. Incorporated by reference to Post-Effective Amendment No. 279 to Registrant’s Registration Statement as filed with the Commission on June 30, 2022.

	(b)	Amended and Restated Schedule A to the 12b-1 Plan for the Polen Capital Credit Funds to be filed by amendment.

	(c)	Multiple Class Plan Pursuant to Rule 18f-3. Incorporated by reference to Post-Effective Amendment No. 302 to Registrant’s Registration Statement as filed with the Commission on February 28, 2023.

(11)	Opinion and Consent of Troutman Pepper Hamilton Sanders LLP is filed herewith.

(12)	Form of Opinion and Consent of Troutman Pepper Hamilton Sanders LLP, supporting the tax matters and consequences of securities being issued is filed herewith.

(13)	(a)	Expense Limitation/Reimbursement Agreement with Polen Capital Credit for the Polen Opportunistic High Yield Fund to be filed by amendment.

	(b)	Transfer Agency and Shareholder Services Agreement with BNY Mellon Investment Servicing (US) Inc. dated October 30, 2018. Incorporated by reference to Post-Effective Amendment No. 205 to Registrant’s Registration Statement as filed with the Commission on January 28, 2019.

	(c)	First Amendment to Transfer Agency and Shareholder Services Agreement dated December 31, 2018. Incorporated by reference to Post-Effective Amendment No. 205 to Registrant’s Registration Statement as filed with the Commission on January 28, 2019.

	(d)	Second Amendment to Transfer Agency and Shareholder Services Agreement dated October 12, 2020. Incorporated by reference to Post-Effective Amendment No. 255 to Registrant’s Registration Statement as filed with the Commission on January 28, 2021.

	(e)	Third Amendment to Transfer Agency and Shareholder Services Agreement dated March 31, 2021. Incorporated by reference to Post-Effective Amendment No. 258 to Registrant’s Registration Statement as filed with the Commission on August 30, 2021.

	(f)	Fourth Amendment to Transfer Agency and Shareholder Services Agreement dated December 2, 2021. Incorporated by reference to Post-Effective Amendment No. 266 to Registrant’s Registration Statement as filed with the Commission on January 28, 2022.

	(g)	Fifth Amendment to Transfer Agency and Shareholder Services Agreement dated June 9, 2022. Incorporated by Reference to Post-Effective Amendment No. 284 to Registrant’s Registration Statement as filed with the Commission on August 29, 2022.

	(h)	Sixth Amendment to Transfer Agency and Shareholder Services Agreement dated December 30, 2022. Incorporated by reference to Post-Effective Amendment No. 299 to Registrant’s Registration Statement as filed with the Commission on January 30, 2023.

	(i)	Administration and Accounting Services Agreement with BNY Mellon Investment Servicing (US) Inc. (formerly, PFPC Inc.) dated July 19, 2007. Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement as filed with the Commission on July 27, 2007.

	(j)	Amended and Restated Exhibit A to the Administration and Accounting Services Agreement dated December 30, 2022. Incorporated by reference to Post-Effective Amendment No. 299 to Registrant’s Registration Statement as filed with the Commission on January 30, 2023.

	(k)	Fair Value Services Amendment to the Administration and Accounting Services Agreement dated August 12, 2010. Incorporated by reference to Post-Effective Amendment No. 33 to Registrant’s Registration Statement as filed with the Commission on August 30, 2010.

	(l)	Amendment to the Administration and Accounting Services Agreement dated December 2, 2010. Incorporated by reference to Post-Effective Amendment No. 52 to Registrant’s Registration Statement as filed with the Commission on August 29, 2011.

	(m)	Amendment to the Administration and Accounting Services Agreement dated June 14, 2017. Incorporated by reference to Post-Effective Amendment No. 169 to Registrant’s Registration Statement as filed with the Commission on August 28, 2017.

	(n)	Amendment to the Administration and Accounting Services Agreement dated July 21, 2022. Incorporated by Reference to Post-Effective Amendment No. 284 to Registrant’s Registration Statement as filed with the Commission on August 29, 2022.

(14)	(a)	Consent of Independent Registered Public Accounting Firm for the Fund is filed herewith.

	(b)	Consent of Independent Registered Public Accounting Firm for the Successor Fund is filed herewith.

(15)	Not applicable.

(16)	Powers of Attorney for Robert J. Christian, Iqbal Mansur, Nicholas M. Marsini, Jr., Nancy B. Wolcott and Stephen M. Wynne. Incorporated by reference to Post-Effective Amendment No. 302 to the Registrant’s Registration Statement as filed with the Commission on February 28, 2023.

(17)	(a)	Form of Proxy Card is filed herewith.

	(b)	Code of Ethics of the Registrant. Incorporated by reference to Post-Effective Amendment No. 196 to Registrant’s Registration Statement as filed with the Commission on August 28, 2018.

	(c)	Code of Ethics of Polen Capital Credit. Incorporated by reference to Post-Effective Amendment No. 279 to Registrant’s Registration Statement as filed with the Commission on June 30, 2022.

Item 17.	Undertakings.

(1)	The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act 17 CFR 230.145c, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this registration statement on Form N-14 has been signed on behalf of the registrant, in the City of Wilmington, State of Delaware on the 18th day of April, 2023.

FUNDVANTAGE TRUST

By:	/s/ Joel L. Weiss
Joel L. Weiss, President and CEO

As required by the Securities Act of 1933, this registration statement on Form N-14 has been signed by the following persons in the capacities and on the dates indicated.

/s/ Robert J. Christian*	Trustee	April 18, 2023
Robert J. Christian

/s/ Iqbal Mansur*	Trustee	April 18, 2023
Iqbal Mansur

/s/ Nicholas M. Marsini, Jr.*	Trustee	April 18, 2023
Nicholas M. Marsini, Jr.

/s/ Nancy B. Wolcott*	Trustee	April 18, 2023
Nancy B. Wolcott

/s/ Stephen M. Wynne*	Trustee	April 18, 2023
Stephen M. Wynne

/s/ Christine S. Catanzaro	Treasurer and CFO	April 18, 2023
Christine S. Catanzaro

/s/ Joel L. Weiss	President and CEO	April 18, 2023
Joel L. Weiss

* By:	/s/ Joel L. Weiss
Joel L. Weiss
Attorney-in-Fact

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
(11)	Legality of Securities Opinion of Troutman Pepper Hamilton Sanders LLP
(12)	Form of Tax Opinion of Troutman Pepper Hamilton Sanders LLP
(14)(a)	Consent of Independent Registered Public Accounting Firm – Fund
(14)(b)	Consent of Independent Registered Public Accounting Firm – Successor Fund
(17)(a)	Form of Proxy Card